UNITED STATES
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Washington, D.C. 20549
(Rule 14a-101)
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JPMorgan Chase & Co.
383 Madison Avenue
New York, New York 10179-0001
April 4, 2022
Dear fellow shareholders:
We are pleased to invite you to attend the annual meeting of shareholders to be held in a virtual meeting format only, via the Internet, on May 17, 2022 at 10:00 a.m. Eastern Time. Shareholders are provided an opportunity to ask questions about topics of importance to the Firm’s business and affairs, to consider matters described in the proxy statement and to receive an update on the Firm’s activities and performance.
We hope that you will attend the meeting. We encourage you to designate the persons named as proxies on the proxy card to vote your shares even if you are planning to attend. This will ensure that your common stock is represented at the meeting.
This proxy statement explains more about the matters to be voted on at the annual meeting, about proxy voting, and other information about how to participate. Please read it carefully. We look forward to your participation.
Sincerely,
James Dimon
Chairman and Chief Executive Officer

A Letter from Jamie Dimon, Our Chairman and CEO, and Stephen B. Burke, Our Lead Independent Director
April 4, 2022
Dear fellow shareholders:
In connection with the 2022 Annual Meeting, we want to share with you some of the highlights of the work of the Board. The Firm demonstrated strong financial performance in 2021, building upon its momentum from prior years. We gained market share in our businesses, demonstrated strong expense discipline while continuing to invest into our businesses, maintained a fortress balance sheet and returned $28.5 billion of capital to shareholders. That said, our clients and customers, employees and communities continued to face the challenges posed by COVID-19, societal gaps, including with respect to racial equity and access to health care, and climate change. We worked to support them, while remaining true to our fundamental business principles and commitment to building long-term value for our shareholders.
The Board recognizes that long-term strong performance requires disciplined focus on the factors that drive performance and continued investment in products, technology and people who will lead the firm in the future. We have continued to prioritize management development and succession, growing senior leaders, and overseeing plans to give them greater responsibility and broader exposure to firmwide issues. We have built a deep bench of potential leaders who can execute the firm’s strategy and enhance our strong culture. This was illustrated clearly as Gordon Smith, co-President and Chief Operating Office and CEO of Consumer & Community Banking (“CCB”) retired, Daniel Pinto was appointed sole President and Chief Operating Officer, Marianne Lake and Jennifer Piepszak were appointed co-heads of CCB, Jeremy Barnum succeeded Jenn as CFO and the Firm expanded the Operating Committee. As part of our long-term executive retention and succession planning, we also granted special awards to Mr. Dimon and Mr. Pinto. These awards reflect our desire for them to continue their outstanding leadership in their respective roles.
More broadly, we are guided by the firm’s core business principles – exceptional client service, a commitment to integrity, fairness and responsibility, operational excellence and a great team and winning culture. We hold management accountable for developing strategic priorities that will reinforce these principles. In the past year, we added a Sustainable Business Practices tenet to the Firm’s strategic framework, in recognition of the importance of investing in and supporting our communities, integrating sustainability into business and operating decisions, serving a diverse customer base and promoting sound governance. In furtherance of our commitments to sustainable business practices, the Firm announced a ten-year target to finance and facilitate $1 trillion for climate action, as part of a $2.5 trillion target for sustainable development, and deployed or committed more than $18 billion towards our $30 billion goal to advance racial equity and promote inclusive growth.
Through our oversight of the strategic planning process, we also hold management accountable to navigate change and drive innovation while maintaining a strong risk and control environment. In today’s rapidly changing business space, it is critical that we keep pace with innovations in technology and investments in our business offerings. New technologies are changing the way we operate our business, the products and services we offer and even the way we engage with our clients. And the environment in 2021 offered the opportunity to complement our product offerings through acquisitions and investments. Board discussions have focused on what will contribute to the Firm’s future success, including thoughtful investments in technology, acquisitions and the continued identification and retention of top talent.
We are committed to maintaining a vital Board in the future. Our ongoing board recruitment process enables us to build a strong pipeline of prospective directors. We are seeking to recruit those candidates who will contribute to the Board’s balance of skills, experience, personal attributes and tenure and we are developing relationships with near-term and long-term prospective candidates. We also adopted enhancements to our policies that, building on the robust Lead Independent Director role, consider shareholder concerns and allow the Board to make the best decision on leadership structure at the time of the next CEO succession.
We are optimistic about the future and look forward to continuing to deliver value to our customers, shareholders and stakeholders. On behalf of the entire board, we are grateful for your support of the Board and the Firm.
James Dimon
Chairman and Chief Executive Officer
Stephen B. Burke
Lead Independent Director

Notice of 2022 Annual Meeting of Shareholders and Proxy Statement

DATE	Tuesday, May 17, 2022

TIME	10:00 a.m. Eastern Time

ACCESS
The 2022 Annual Meeting will be held in a virtual meeting format only, via the Internet. If you plan to participate in the virtual meeting, please see “Information about the annual shareholder meeting.” Shareholders will be able to attend, vote, examine the stockholders list and submit questions (both before, and for a portion of, the meeting) from any location via the Internet. Shareholders may participate online by logging in at www.virtualshareholdermeeting.com/JPM2022.
We encourage you to submit your proxy prior to the annual meeting.

RECORD DATE	March 18, 2022

MATTERS TO BE	•Election of Directors
VOTED ON
•Advisory resolution to approve executive compensation
•Ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2022
•Shareholder proposals, if they are properly introduced at the meeting
•Any other matters that may properly be brought before the meeting
By order of the Board of Directors
John H. Tribolati
Secretary
April 4, 2022

YOUR VOTE IS IMPORTANT TO US. PLEASE VOTE PROMPTLY.
JPMorgan Chase & Co. uses the Securities and Exchange Commission (“SEC”) rule permitting companies to furnish proxy materials to their shareholders via the Internet. In accordance with this rule, on or about April 4, 2022, we sent to shareholders of record at the close of business on March 18, 2022, a Notice of Internet Availability of Proxy Materials (“Notice”), which includes instructions on how to access our 2022 Proxy Statement and 2021 Annual Report online, and how to vote online for the 2022 Annual Shareholder Meeting.
If you received a Notice and would like to receive a printed copy of our proxy materials, please follow the instructions for requesting such materials included in the Notice.
To be admitted to the annual meeting at www.virtualshareholdermeeting.com/JPM2022, you must enter the control number found on your proxy card, voting instruction form or Notice you previously received. See “Information about the annual shareholder meeting” on page 104. At the virtual meeting site, you may follow the instructions to vote, access the stockholders list and ask questions before or during the meeting.
If you hold your shares through a broker, your shares will not be voted unless (i) you provide voting instructions or (ii) the matter is one for which brokers have discretionary authority to vote. Of the matters to be voted on at the annual meeting, the only one for which brokers have discretionary authority to vote is Proposal 3, the ratification of the independent registered public accounting firm. See “What is the voting requirement to approve each of the proposals?” on page 106.

Table of Contents	RECOMMENDATIONS

This proxy statement contains forward-looking statements. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “goal,” “believe” or other words of similar meaning. Forward-looking statements provide JPMorgan Chase & Co.’s (“JPMorgan Chase” or the “Firm”) current expectations or forecasts of future events, circumstances, results or aspirations, and are subject to significant risks and uncertainties. These risks and uncertainties could cause the Firm’s actual results to differ materially from those set forth in such forward-looking statements. Certain of such risks and uncertainties are described in JPMorgan Chase’s Annual Report on Form 10-K for the year ended December 31, 2021 ("2021 Form 10-K"). JPMorgan Chase does not undertake to update the forward-looking statements included in this proxy statement to reflect the impact of circumstances or events that may arise after the date the forward-looking statements were made.
No reports, documents or websites that are cited or referred to in this proxy statement shall be deemed to form part of, or to be incorporated by reference into, this proxy statement.

PROXY SUMMARY
2022 Proxy summary
This summary highlights information in this proxy statement. This summary does not contain all the information you should consider, and you should read the entire proxy statement carefully before voting. Terms not defined in the text of this proxy statement can be found in the “Glossary of selected terms and acronyms” on page 112.
Your vote is important. For more information on voting and attending the annual meeting, see “Information about the annual shareholder meeting” on page 104. This proxy statement has been prepared by our management and approved by the Board of Directors, and is being sent or made available to our shareholders on or about April 4, 2022.
Annual meeting overview: Matters to be voted on

MANAGEMENT PROPOSALS

The Board of Directors recommends you vote FOR each director nominee and FOR the following proposals (for more information see page referenced):

1.	Election of Directors	10
2.	Advisory resolution to approve executive compensation	37
3.	Ratification of independent registered public accounting firm	85

SHAREHOLDER PROPOSALS (if they are properly introduced at the meeting)

The Board of Directors recommends you vote AGAINST each of the following shareholder proposals (for more information see page referenced):

4.	Fossil fuel financing	92
5.	Special shareholder meeting improvement	94
6.	Independent board chairman	96
7.	Board diversity resolution	98
8.	Conversion to public benefit corporation	100
9.	Report on setting absolute contraction targets	102

2022 PROXY STATEMENT	1	JPMORGAN CHASE & CO.

PROXY SUMMARY

The Firm demonstrated strong financial performance in 2021

The Firm continued to build upon its strong momentum from prior years amid the continued challenges of COVID-19. In 2021, the Firm reported record revenue1 of $125.3 billion and net income of $48.3 billion, or $15.36 per share, with return on common equity ("ROE") of 19% and return on tangible common equity ("ROTCE")2 of 23%, while returning $28.5 billion of capital to shareholders (including common dividends and net share repurchases). The Firm's results for 2021 included a reduction in the allowance for credit losses of $12.1 billion. We gained market share in our businesses, demonstrated strong expense discipline while continuing to invest into our businesses, continued to achieve high customer satisfaction scores and maintained a fortress balance sheet.

JPMORGAN CHASE & CO.

$48.3B	$15.36	19%	23%	$88.07	$71.53	$28.5B
NET INCOME	EARNINGS PER SHARE (“EPS”)	ROE	ROTCE[2]	BOOK VALUE PER SHARE (“BVPS”)	TANGIBLE BOOK VALUE PER SHARE (“TBVPS”)[2]	NET CAPITAL DISTRIBUTIONS[3]

CONSUMER & COMMUNITY BANKING		CORPORATE & INVESTMENT BANK		COMMERCIAL BANKING		ASSET & WEALTH MANAGEMENT

$20.9B NET INCOME	41% ROE	$21.1B NET INCOME	25% ROE	$5.2B NET INCOME	21% ROE	$4.7B NET INCOME	33% ROE

•Revenue[1] of $50.1B
•Average deposits of $1.1T (up 24%); average loans of $434.0B (down 3%)
•#1 in U.S. retail deposit market share[4]
•Maintained #1 market share in Card, based on U.S. sales and outstandings
•Largest active digital and mobile customer base among U.S. banks, customers up 6% and 11% respectively[4]

•Record net income on record revenue[1] of $51.7B
•Record Investment Banking ("IB") fees of $13.4B (up 41%)
•#1 in IB fees for 13 consecutive years with 9.5% wallet share; #1 in Markets revenue
•#2 custodian globally as measured by assets under custody of $33.2T (up 7%)
•#1 in USD Payments volume

•Record revenue[1] of $10.0B
•Record gross IB revenue[5] of $5.1B (up 52%), including record year for both Middle Market Banking & Specialized Industries and Corporate Client Banking & Specialized Industries
•Record payments revenue of $1.8B6 (up 15%)
•Strong credit performance with a net charge-off ratio of 4bps

•Record net income on record revenue[1] of $17.0B; pre-tax margin of 37%
•Record assets under management ("AUM") of $3.1T (up 15%) and client assets of $4.3T (up 18%)
•AUM flows of $232B and client asset flows of $389B
•Record average deposits of $230.3B (up 42%); record average loans of $198.5B (up 19%)

EXCEPTIONAL CLIENT FRANCHISES				UNWAVERING PRINCIPLES

LONG-TERM SHAREHOLDER VALUE				SUSTAINABLE BUSINESS PRACTICES

1The Firm reviews the results of the lines of business on a managed basis. Refer to Additional notes, Note 1, on page 111 for a definition of managed basis.
2ROTCE and TBVPS are each non-GAAP financial measures; refer to Note 1 on page 110 for a further discussion of these measures.
3Refer to Note 2 on page 39.
4Refer to Notes 2 and 3 on page 69.
5Refer to Additional notes, Note 3, on page 111.
6Refer to Additional notes, Note 4, on page 111.

JPMORGAN CHASE & CO.	2	2022 PROXY STATEMENT

PROXY SUMMARY

The Firm has demonstrated sustained, strong financial performance over time

We have generated strong financial results over time, significantly increasing net income by over 125% over the past 10 years while adding substantial capital. Over this period we increased average common equity by over 35% to $251 billion, and average tangible common equity ("TCE")1 by over 45% to $203 billion to support growth in the businesses and maintain a fortress balance sheet. We have maintained strong ROE and ROTCE1 over time.
We have also delivered sustained growth in EPS, BVPS and TBVPS1 over the past 10 years, reflecting compound annual growth rates of 13%, 6% and 7%, respectively over the period.

1Average TCE, ROTCE and TBVPS are each non-GAAP financial measures; refer to Note 1 on page 110 for a further discussion of these measures.
2Excluding the impact of the enactment of the Tax Cuts and Jobs Act (“TCJA”) of $(2.4) billion and a legal benefit of $406 million (after-tax) in 2017, adjusted net income would have been $26.5 billion, adjusted ROTCE would have been 13% and adjusted EPS would have been $6.87. Adjusted net income, adjusted ROTCE and adjusted EPS are each non-GAAP financial measures; refer to Notes on non-GAAP financial measures, Note 2, on page 110 for a further discussion of these measures.

2022 PROXY STATEMENT	3	JPMORGAN CHASE & CO.

PROXY SUMMARY

Total shareholder return (“TSR”)

TSR1 was 28% in 2021, following a TSR of (6)% in 2020 and 47% in 2019, for a combined three-year TSR of 78%. The graph below shows our TSR expressed as the cumulative return to shareholders over the past decade. As illustrated, a $100 investment in JPMorgan Chase common stock on December 31, 2011 would be valued at $627 as of December 31, 2021, which significantly outperformed the financial services industry over the ten-year period, as measured by the S&P Financials Index and the KBW Bank Index.

Performance for the period ended December 31, 2021	JPMorgan Chase	S&P Financials Index	KBW Bank Index
1-YEAR	28%	35%	38%
3-YEAR	78%	75%	69%
5-YEAR	110%	86%	65%
10-YEAR	527%	352%	327%

$700
$600
$500
$400
$300
$200
$100
$0
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
$627
$452
$427
JPM Outperformance

1TSR shows the actual return of the stock price, with dividends reinvested.

JPMORGAN CHASE & CO.	4	2022 PROXY STATEMENT

PROXY SUMMARY

We are committed to strong corporate governance practices

Our Board reviews its composition for the right mix of experience, refreshment, skills and diversity

•We seek directors with experience and demonstrated success in executive fields relevant to the Firm’s businesses and operations who contribute to the Board’s effective oversight of management and its diversity across a range of attributes, executive experience and skills.
•Our directors have a well-balanced tenure with a mix of experience and fresh perspectives

A strong Lead Independent Director role facilitates independent Board oversight of management

•The Firm’s Corporate Governance Principles (“Governance Principles”) require the independent directors to appoint a Lead Independent Director if the role of the Chair is combined with that of the CEO
•The Board reviews its leadership structure annually as part of its self-assessment process
•Responsibilities of the Lead Independent Director include:

has the authority to call for a Board meeting or a meeting of independent directors	provides advice and guidance to the CEO on executing long-term strategy
presides at Board meetings in the Chair’s absence or when otherwise appropriate	guides the annual performance review of the Chair/CEO
advises the CEO of the Board’s information needs
approves agendas and adds agenda items for Board meetings and meetings of independent directors	guides the annual independent director consideration of Chair/CEO compensation
acts as liaison between independent directors and the Chair/CEO	meets one-on-one with the Chair/CEO following executive sessions of independent directors
presides over executive sessions of independent directors	guides the Board in its consideration of CEO succession
engages and consults with major shareholders and other constituencies, where appropriate	guides the self-assessment of the Board

Our Board provides independent oversight of the Firm’s business and affairs

•Sets the cultural “tone at the top”
•Reviews and approves the Firm’s strategic plan, and oversees strategic objectives including environmental, social and governance (“ESG”)-related matters
•Evaluates the CEO’s performance and oversees talent management for other senior executives
•Oversees the Firm’s financial performance and condition
•Oversees the Firm’s risk management and internal control frameworks

We actively engage with shareholders

•We regularly engage with shareholders throughout the year on a wide variety of topics, such as strategy, financial and operating performance, competitive environment, regulatory landscape and ESG matters
•In 2021, our shareholder engagement initiatives included:
–Shareholder Outreach Program: In approximately 90 engagements with nearly 70 shareholders representing approximately 46% of the Firm’s outstanding common stock, we solicited feedback on strategy, financial and operating performance, executive compensation and ESG matters, among others. Directors, including our Lead Independent Director, participated in engagements with several large shareholders.
–Meetings/Conferences: Senior management hosted approximately 25 investor meetings, and presented at approximately 15 investor conferences

Our governance practices promote Board effectiveness and shareholder interests

•Annual Board and committee assessment •Robust shareholder rights: –proxy access –right to call a special meeting –right to act by written consent
•Majority voting for all director elections
•Stock ownership requirements for directors
•100% principal standing committee independence
•Executive sessions of independent directors at each regular Board meeting

2022 PROXY STATEMENT	5	JPMORGAN CHASE & CO.

PROXY SUMMARY

2021 Highlights

The Firm continued to enhance existing programs and launch new efforts to demonstrate our commitment to shareholders, employees, clients, customers and stakeholders. These efforts are important components of our ESG strategy.

Advancing climate and sustainability solutions

We are applying our capital, data, expertise and other resources to help address climate change by supporting responsible business practices and providing our clients with financing to accelerate the transition to a low-carbon future.
•In April 2021, we announced a target to finance and facilitate $1 trillion by the end of 2030 for climate action, as part of a broader target to finance and facilitate $2.5 trillion by the end of 2030 to advance sustainable development around the world.
•In May 2021, we became one of the first U.S. banks to set 2030 carbon intensity targets for our financing portfolio in three key sectors - Oil & Gas, Electric Power and Auto Manufacturing - and published our Carbon Compass Methodology, which details our approach for aligning our client financing with the goals of the Paris Agreement. We also announced our intention to expand to new sectors over time.
•In October 2021, we announced our support for the goals of the Net Zero Banking Alliance ("NZBA"), a global network of banks working to align their lending and investment portfolios with the goal of reaching net zero emissions by 2050. Our participation reflects our ambition for greater climate action globally, the sharing of best practices, and a collaborative approach between the public and private sectors to address climate change.

Advancing racial equity

Our five-year commitment, announced in October 2020, brings together our business, policy, data and philanthropic expertise to advance racial equity and promote inclusive growth.
•By the end of 2021, we had deployed or committed more than $18 billion toward our $30 billion Racial Equity Commitment. We achieved this progress primarily in the areas of affordable rental housing preservation and homeownership refinance – areas where we had existing products and processes and could take prompt action toward fulfilling our commitment. We are building a long-term, sustainable infrastructure to enable our Firm to accelerate progress and reach more people going forward.
•The Firm's Public Engagement team is dedicated to connecting with external stakeholders, including civil rights organizations, civic leaders, trade associations and diverse chambers of commerce. In addition to ongoing relationship building, Public Engagement facilitates the Chase Advisory Panel ("CAP") program, a series of regular conversations between stakeholders and JPMorgan Chase senior executives. The CAP program is grounded in the Firm's commitment to including diverse voices in the development of products, services and approaches, including accountability for racial equity. In 2021, Public Engagement connected with over 200 groups around the Racial Equity Commitment.
•We are holding ourselves accountable to achieving our Racial Equity Commitment. We have established a robust reporting and governance process for tracking our commitment and plan to publicly share our progress annually in the Firm's ESG reports.
•To further transparency, the Board of Directors will oversee an audit, conducted by a third party firm of independent auditors, of the Firm's activities related to our Racial Equity Commitment, and the publication of a report in the fourth quarter of 2022.

Supporting employees during the COVID-19 pandemic

Throughout 2021, the Firm continued to support employees through various efforts in response to the COVID-19 pandemic.
•We continued to update and enhance safety protocols and support based on evolving practices and employee needs. For the second year in a row, the Firm was awarded the "WELL Health-Safety Rating" for all our approximately 6,200 locations globally based on our operational policies, maintenance protocols, stakeholder engagement and emergency plans to address a COVID-19 environment.
•A key area of focus was supporting employees in getting vaccinated. Since 2021, we have facilitated the delivery of over 70,000 vaccine and/or booster doses to employees and their families globally. To further support employees in getting vaccinated, we provided paid time off for employees to get initial vaccines and vaccine booster shots. We also ran an educational campaign featuring 15 events with over 30 medical doctors and industry experts who discussed the importance of vaccines and addressed employee questions.
•We enhanced our paid time off policies for our employees who contract or are exposed to COVID-19. In addition, to support employees and their families, we provided additional days of backup childcare in the U.S. and U.K., discounts for virtual tutoring and subsidized full-service childcare at our 13 U.S. onsite childcare centers.
•We continued to adapt and expand mental health and well-being support for employees in response to the increased stresses caused by the pandemic, including hosting virtual forums with mental health clinicians.

JPMORGAN CHASE & CO.	6	2022 PROXY STATEMENT

PROXY SUMMARY

Proposal 1: Election of Directors – page 10

The Board of Directors has nominated the 10 individuals listed below. All are independent other than our CEO. If elected at our annual meeting, all nominees are expected to serve until next year’s annual meeting.

Nominee/Director of JPMorgan Chase since[1]	Age	Principal Occupation	Other Public Company Boards (#)	Committee Membership[2]

Stephen B. Burke Lead Independent Director Director since 2004	63	Retired Chairman and Chief Executive Officer of NBCUniversal, LLC	1	Compensation & Management Development (Chair); Corporate Governance & Nominating

Linda B. Bammann Director since 2013	66	Retired Deputy Head of Risk Management of JPMorgan Chase & Co.[3]	0	Risk (Chair); Compensation & Management Development

Todd A. Combs Director since 2016	51	Investment Officer at Berkshire Hathaway Inc. President and CEO of GEICO	0	Corporate Governance & Nominating (Chair); Compensation & Management Development

James S. Crown Director since 2004	68	Chairman and Chief Executive Officer of Henry Crown and Company	1	Public Responsibility (Chair); Risk

James Dimon Director since 2004	66	Chairman and Chief Executive Officer of JPMorgan Chase & Co.	0

Timothy P. Flynn Director since 2012	65	Retired Chairman and Chief Executive Officer of KPMG International	2	Audit (Chair)

Mellody Hobson Director since 2018	53	Co-Chief Executive Officer and President of Ariel Investments, LLC	1	Public Responsibility; Risk

Michael A. Neal Director since 2014	69	Retired Vice Chairman of General Electric Company and Retired Chairman and Chief Executive Officer of GE Capital	0	Audit; Public Responsibility

Phebe N. Novakovic Director since 2020	64	Chairman and Chief Executive Officer of General Dynamics Corporation	1	Audit

Virginia M. Rometty Director since 2020	64	Retired Executive Chairman, President and Chief Executive Officer of International Business Machines Corporation	0	Compensation & Management Development; Corporate Governance & Nominating

1Director of a heritage company of the Firm as follows: Bank One Corporation: Mr. Burke (2003–2004), Mr. Crown (1996–2004), Mr. Dimon, Chairman of the Board (2000–2004); First Chicago Corp.: Mr. Crown (1991–1996).
2Principal standing committee
3Retired from JPMorgan Chase & Co. in 2005

2022 PROXY STATEMENT	7	JPMORGAN CHASE & CO.

PROXY SUMMARY

Proposal 2: Advisory resolution to approve executive compensation – page 37

We are submitting an advisory resolution to approve the compensation of our Named Executive Officers (“NEOs”).

We believe shareholders should consider three key factors in their evaluation of this year’s proposal:

1. How we think about pay decisions
The Firm’s How We Do Business Principles ("Business Principles") and strategic framework form the basis of our Operating Committee ("OC") members’ strategic priorities. The Compensation & Management Development Committee ("CMDC") references those strategic priorities and the Firm’s compensation philosophy to assess OC members’ performance and to determine their respective total compensation levels and pay mix.
2. How we performed against our business strategy
We continued to deliver strong multi-year financial performance, invest in our future, strengthen our risk and control environment, and reinforce our culture and values, including our long-standing commitment to serve our customers, employees and communities, and conduct business in a responsible way to drive inclusive growth.
3. How performance determined pay in 2021
In determining OC member pay, the CMDC took into account performance across four broad performance dimensions: Business Results; Risk, Controls & Conduct; Client/Customer/Stakeholder; and Teamwork & Leadership. CEO pay is strongly aligned to the Firm’s short-, medium- and long-term performance, with approximately 85% of the CEO’s variable pay deferred into equity, of which 100% is in at-risk performance share units ("PSUs"). Other NEO pay is also strongly aligned to Firm and line of business ("LOB") performance, with a majority of variable pay deferred into equity, of which 50% is in at-risk PSUs.

Disciplined performance assessment process to determine pay

The CMDC uses a balanced discretionary approach to determine annual compensation, which includes a disciplined assessment of performance against the aforementioned four broad dimensions over a sustained period of time. For 2021, compensation awarded to the OC members also represents a balance between the outstanding efforts and performance of the Firm with the continued impact of the COVID-19 pandemic on the Firm's other stakeholders.
The table below summarizes the salary and incentive compensation awarded to our NEOs for 2021 performance.

		Incentive Compensation
Name and principal position	Salary	Cash	Restricted stock units	Performance share units	Total

James Dimon[1] Chairman and CEO	$1,500,000	$5,000,000	$—	$28,000,000	$34,500,000

Daniel Pinto[1,2] Co-President & Co-Chief Operating Officer; CEO Corporate & Investment Bank	9,055,948	—	9,722,026	9,722,026	28,500,000

Gordon Smith Co-President & Co-Chief Operating Officer; CEO Consumer & Community Banking	750,000	8,700,000	6,525,000	6,525,000	22,500,000

Mary Callahan Erdoes CEO Asset & Wealth Management	750,000	7,900,000	5,925,000	5,925,000	20,500,000

Jennifer Piepszak Co-CEO Consumer & Community Banking; Former Chief Financial Officer	750,000	6,300,000	4,725,000	4,725,000	16,500,000

Jeremy Barnum Chief Financial Officer	693,750	3,722,500	2,791,875	2,791,875	10,000,000

Consistently strong relative CEO pay-for-performance alignment
The CEO pay allocation chart alongside compares Mr. Dimon’s compensation to that of the CEOs of our six financial services peers, based on three-year average total compensation expressed as a percentage of net income.
The Firm's trailing average percentage of net income paid to Mr. Dimon continues to rank among the lowest of our peers, demonstrating our strong pay-for-performance alignment, and a more efficient CEO pay allocation ratio.
Prior 3-Year Average % of Profits Paid to CEOs (2018-2020)[3]
1Mr. Dimon and Mr. Pinto were granted special awards in the form of stock appreciation rights that are not part of their regular annual compensation and will not be awarded on a recurring basis. Refer to page 66 for further information.
2Mr. Pinto, who was based in the U.K. in 2021, received a fixed allowance of $8,400,000 paid in British pound sterling and a salary of £475,000.
3Total compensation is comprised of base salary, cash bonus paid and long-term incentive compensation (target value) in connection with the performance year, which may be different from amounts reported in the Summary Compensation Table. Refer to Note 1 on page 66 for further information.

JPMORGAN CHASE & CO.	8	2022 PROXY STATEMENT

PROXY SUMMARY

Proposal 3: Ratification of the Firm’s independent registered public accounting firm – page 85

The Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) as the Firm’s independent registered public accounting firm to audit the Consolidated Financial Statements of JPMorgan Chase and its subsidiaries for the year ending December 31, 2022. A resolution is being presented to our shareholders requesting ratification of PwC’s appointment.

2022 PROXY STATEMENT	9	JPMORGAN CHASE & CO.

Corporate Governance

Proposal 1: Election of Directors

Our Board of Directors has nominated 10 directors, who, if elected by shareholders at our annual meeting, will be expected to serve until next year’s annual meeting.
RECOMMENDATION: Vote FOR all nominees

JPMORGAN CHASE & CO.	10	2022 PROXY STATEMENT

CORPORATE GOVERNANCE | ELECTION OF DIRECTORS
Key factors for shareholder consideration

1
Director nominees, Director independence & recruitment
•Nominees have executive experience and skills aligned with the Firm’s business and strategy
•Ongoing recruitment and refreshment promote a balance of experience and fresh perspective

Pages 12-21

2	Board Governance
	•Lead Independent Director facilitates independent oversight of management •Board conducts an annual self-assessment and review of its leadership structure	•Board carries out a significant portion of its oversight responsibilities through its committees, allowing more in-depth attention devoted to overseeing key issues

Pages 22-27

3	Board oversight of the business and affairs of the Firm

•Board sets the cultural “tone at the top”
•Board actively oversees the business and affairs of the Firm based on sound governance practices and effective leadership structure
•Board reviews and approves the Firm's annual strategic plan, and oversees strategic objectives including ESG-related matters

•Board oversees the Firm’s financial performance and condition
•Board oversees the Firm’s risk management and internal control frameworks
•Board evaluates CEO performance and compensation, reviews succession plans for the CEO and oversees talent management for other senior executives

Pages 28-29

4	Board engagement with the Firm’s stakeholders

•We reached out to over 150 of our largest shareholders, representing over 50% of the Firm’s outstanding common stock, and proxy advisory firms. We received feedback through approximately 90 engagements with nearly 70 shareholders representing approximately 46% of the Firm’s outstanding common stock, focused on strategy, financial and operating performance, executive compensation, and ESG-related matters, among other matters. Directors, including our Lead Independent Director, participated in discussions with several large shareholders
•The Board also engages with, and reviews feedback from, our stakeholders, including shareholders, employees, customers, suppliers and communities in which we work

Pages 30-31

2022 PROXY STATEMENT	11	JPMORGAN CHASE & CO.

ELECTION OF DIRECTORS | CORPORATE GOVERNANCE

Director nominees	Board governance	Board oversight	Board engagement
1. Director nominees
Our Directors
The Board is responsible for overseeing management and promoting sound corporate governance on behalf of shareholders. JPMorgan Chase seeks director candidates who uphold the highest standards, are committed to the Firm’s values and are strong independent stewards of the long-term interests of shareholders, employees, customers, suppliers and communities in which we work. The Board, including the Corporate Governance & Nominating Committee (“Governance Committee”), considers Board composition holistically, with a focus on recruiting directors who have the qualities required to effectively oversee the Firm, including its present and future strategy. The Board seeks directors with expertise in executive fields who will bring experienced and fresh perspectives and insight, and come together to effectively challenge and provide independent oversight of management. The Board looks for candidates with a diversity of experience, perspectives and viewpoints, as well as diversity with respect to gender, race, ethnicity and nationality.
The individuals presented on the following pages have been nominated for election because they possess the skills, experience, personal attributes and tenure needed to guide the Firm’s strategy, and to effectively oversee the Firm’s risk management and internal control framework, and management’s execution of its responsibilities.
In the biographical information about our director nominees that follows, the ages indicated are as of May 17, 2022, and the other information is as of the date of this proxy statement. The information in the Board Diversity and Experience Matrix was provided by the nominees. The race and ethnicity information is based on U.S. Equal Employment Opportunity race/ethnicity categories. There are no family relationships among the director nominees or between any director nominee and any executive officer. Unless otherwise stated, all nominees have been continuously employed by their present employers for more than five years.
All of the nominees are currently directors of the Firm. Each nominee has agreed to be named in this proxy statement and, if elected, to serve a one-year term expiring at our 2023 annual meeting.
Directors are expected to attend our annual shareholder meetings. All 10 directors serving on our Board at the time of the 2021 annual meeting attended the meeting.
ATTRIBUTES AND SKILLS OF THE NOMINEES
When selecting and recruiting candidates, the Board considers a wide range of attributes, executive experience and skills. The following are brief summaries of complex and dynamic skills and experience found among our Board members.

All of our nominees possess: independent perspective, integrity, judgment, strong work ethic, strength of conviction, collaborative approach to engagement, inquisitiveness and willingness to appropriately challenge management

Finance and Accounting
Knowledge of or experience in accounting, financial reporting or auditing processes and standards is important to effectively oversee the Firm’s financial position and condition and the accurate reporting thereof, and to assess the Firm’s strategic objectives from a financial perspective

Financial Services
Experience in or with the financial services industry, including investment banking, global financial markets or consumer products and services, allows Board members to evaluate the Firm’s business model, strategies and the industry in which we compete

International Business Operations	Experience in diverse geographic, political and regulatory environments enables the Board to effectively oversee the Firm as it serves customers and clients across the globe

Leadership of a Large, Complex Organization	Executive experience managing business operations and strategic planning allows Board members to effectively oversee the Firm’s complex worldwide operations

Management Development, Succession Planning and Compensation
Experience in senior executive development, succession planning and compensation matters helps the Board to effectively oversee the Firm’s efforts to recruit, retain and develop key talent and provide valuable insight in determining compensation of the CEO and other executive officers

Public Company Governance
Knowledge of public company governance matters, policies and best practices assists the Board in considering and adopting applicable corporate governance practices, interacting with stakeholders and understanding the impact of various policies on the Firm’s functions

Technology
Experience with or oversight of innovative technology, cybersecurity, information systems/data management, fintech or privacy is important in overseeing the security of the Firm’s operations, assets and systems as well as the Firm’s ongoing investment in and development of innovative technology

Regulated Industries	Experience with regulated businesses, regulatory requirements and relationships with global regulators is important because the Firm operates in a heavily regulated industry

Risk Management and Controls
Skills and experience in assessment and management of business and financial risk factors allow the Board to effectively oversee risk management and understand the most significant risks facing the Firm

ESG Matters
Experience with ESG matters allows the Board to provide effective oversight of efforts to assess and manage potential risks and anticipate emerging ESG-related matters that may impact the business, employees, customers and stakeholders, as well as shareholders

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Director nominees	Board governance	Board oversight	Board engagement
Board Diversity and Experience Matrix

10 Director Nominees:	Burke	Bammann	Combs	Crown	Dimon	Flynn	Hobson	Neal	Novakovic	Rometty
Experience and Skills
Finance and Accounting
Financial Services
International Business Operations
Leadership of a Large, Complex Organization
Management Development, Succession Planning and Compensation
Public Company Governance
Technology
Regulated Industries
Risk Management and Controls
ESG Matters
Background
Gender
Male
Female
Non-binary
Race
American Indian or Alaska Native
Asian
Black or African American
Hispanic or Latino
Native Hawaiian or other Pacific Islander
White
Two or more races or ethnicities
LGBTQ+
Heterosexual
LGBT+
Military Status
Not a Veteran
Reservist and/or National Guard
Veteran/Prior Military Service
Age/Tenure
Age	63	66	51	68	66	65	53	69	64	64
Years on the Board	18	9	6	18	18	10	4	8	2	2

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ELECTION OF DIRECTORS | CORPORATE GOVERNANCE

Director nominees	Board governance	Board oversight	Board engagement

Age: 63 Director since: 2004 Committees: •Compensation & Management Development Committee (Chair) •Corporate Governance & Nominating Committee	Stephen B. Burke Lead Independent Director since 2021 Retired Chairman and Chief Executive Officer of NBCUniversal, LLC

Mr. Burke’s roles at Comcast Corporation and his prior work at other large global media corporations have given him broad exposure to the challenges associated with managing large and diverse businesses. In these roles, he has dealt with a variety of issues including audit and financial reporting, risk management, executive compensation, sales and marketing, technology and operations. These experiences have also provided Mr. Burke a background in regulated industries and international business.
Mr. Burke has served as the Lead Independent Director since 2021. More information regarding the duties and responsibilities of the Lead Independent Director can be found on page 23.

Career Highlights
Comcast Corporation/NBCUniversal, LLC, leading providers of entertainment, information and communication products and services
•Senior Advisor, Comcast Corporation (since 2021)
•Chairman of NBCUniversal, LLC and NBCUniversal Media, LLC (2020)
•Senior executive officer of Comcast Corporation (2011-2020)
•Chief Executive Officer and President of NBCUniversal, LLC and NBCUniversal Media, LLC (2011-2019)
•Chief Operating Officer, Comcast (2004–2011)
•President, Comcast Cable Communications Inc. (1998–2010)

Other Public Company Directorships Within the Past Five Years
•Berkshire Hathaway Inc. (since 2009)
Other Experience
•Chairman, Children's Hospital of Philadelphia
Education
•Graduate of Colgate University
•M.B.A., Harvard Business School

Age: 66 Director since: 2013 Committees: •Risk Committee (Chair) •Compensation & Management Development Committee	Linda B. Bammann Retired Deputy Head of Risk Management of JPMorgan Chase & Co.

Through her service on other boards, including as Chair of the Business and Risk Committee of the Federal Home Loan Mortgage Corporation and her management tenure at JPMorgan Chase and Bank One Corporation, Ms. Bammann has developed insight and wide-ranging experience in financial services and extensive expertise in risk management and regulatory matters.

Career Highlights
JPMorgan Chase & Co., a financial services company (merged with Bank One Corporation in July 2004)
•Deputy Head of Risk Management (2004–2005)
•Chief Risk Management Officer and Executive Vice President, Bank One Corporation (2001–2004)
•Senior Managing Director, Banc One Capital Markets (2000–2001)

Other Public Company Directorships Within the Past Five Years
•None
Other Experience
•Former Board Member, Risk Management Association
•Former Chair, Loan Syndications and Trading Association
•Board Member, Travis Mills Foundation
Education
•Graduate of Stanford University
•M.A., Public Policy, University of Michigan

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Director nominees	Board governance	Board oversight	Board engagement

Age: 51 Director since: 2016 Committees: •Corporate Governance & Nominating Committee (Chair) •Compensation & Management Development Committee	Todd A. Combs President and Chief Executive Officer of GEICO and Investment Officer at Berkshire Hathaway Inc.

Mr. Combs’ roles have provided him with extensive experience in financial markets, risk assessment and regulatory matters. His service on three of Berkshire Hathaway’s subsidiary boards has given him expertise and insight into matters such as corporate governance, strategy, succession planning and compensation.

Career Highlights
Berkshire Hathaway Inc., a holding company whose subsidiaries engage in a number of diverse business activities including finance, insurance and reinsurance, utilities and energy, freight rail transportation, manufacturing, retailing and other services
•President and Chief Executive Officer, GEICO (since 2020)
•Investment Officer (since 2010)
Castle Point Capital Management
•Chief Executive Officer and Managing Member (2005–2010)
Other Public Company Directorships Within the Past Five Years •None Education •Graduate of Florida State University •M.B.A., Columbia Business School

Age: 68 Director since: 2004 Committees: •Public Responsibility Committee (Chair) •Risk Committee	James S. Crown Chairman and Chief Executive Officer of Henry Crown and Company

Mr. Crown’s position with Henry Crown and Company and his service on other public company boards have given him extensive experience with risk management, audit and financial reporting, investment management, capital markets activity and executive compensation matters.

Career Highlights
Henry Crown and Company, a privately owned investment company that invests in public and private securities, real estate, and operating companies
•Chairman and Chief Executive Officer (since 2018)
•President (2002–2017)
•Vice President (1985–2002)

Other Public Company Directorships Within the Past Five Years
•General Dynamics (since 1987) — Lead Director since 2010
Other Experience
•Chairman of the Board of Trustees, Aspen Institute
•Trustee, Museum of Science and Industry
•Trustee, University of Chicago
•Member, American Academy of Arts and Sciences
•Former member, President’s Intelligence Advisory Board
Education
•Graduate of Hampshire College
•J.D., Stanford University Law School

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ELECTION OF DIRECTORS | CORPORATE GOVERNANCE

Director nominees	Board governance	Board oversight	Board engagement

Age: 66 Director since: 2004 and Chairman of the Board since 2006	James Dimon Chairman and Chief Executive Officer of JPMorgan Chase & Co.

Mr. Dimon is an experienced leader in the financial services industry and has extensive international business expertise. As CEO, he is knowledgeable about all aspects of the Firm’s business activities. His work has given him substantial insight into the regulatory process.

Career Highlights
JPMorgan Chase & Co., a financial services company (merged with Bank One Corporation in July 2004)
•Chairman of the Board (since 2006) and Director (since 2004); Chief Executive Officer (since 2005)
•President (2004–2018)
•Chief Operating Officer (2004–2005)
•Chairman and Chief Executive Officer at Bank One Corporation (2000–2004)

Other Public Company Directorships Within the Past Five Years
•None
Other Experience
•Member of Board of Deans, Harvard Business School
•Director, Catalyst
•Member, Business Roundtable
•Member, Business Council
•Trustee, New York University School of Medicine
Education
•Graduate of Tufts University
•M.B.A., Harvard Business School

Age: 65 Director since: 2012 Committees: •Audit Committee (Chair)	Timothy P. Flynn Retired Chairman and Chief Executive Officer of KPMG International

Through his leadership positions at KPMG, Mr. Flynn gained perspective on the evolving business and regulatory environment, expertise in many of the issues facing complex, global companies, and extensive experience in financial services, auditing matters and risk management.

Career Highlights
KPMG International, a global professional services organization providing audit, tax and advisory services
•Chairman, KPMG International (2007–2011)
•Chairman, KPMG LLP (2005–2010)
•Chief Executive Officer, KPMG LLP (2005–2008)
•Vice Chairman, Audit and Risk Advisory Services, KPMG LLP (2001–2005)

Other Public Company Directorships Within the Past Five Years
•UnitedHealth Group Inc. (since 2017)
•Wal-Mart Stores, Inc. (since 2012)
•Alcoa Corporation (2016–2021)
Other Experience
•Member of Board of Trustees, The University of St. Thomas
•Former Trustee, Financial Accounting Standards Board
•Former Member, World Economic Forum’s International Business Council
•Former Board Member, International Integrated Reporting Council
Education
•Graduate of The University of St. Thomas

JPMORGAN CHASE & CO.	16	2022 PROXY STATEMENT

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Director nominees	Board governance	Board oversight	Board engagement

Age: 53 Director since: 2018 Committees: •Public Responsibility Committee •Risk Committee	Mellody Hobson Co-Chief Executive Officer and President of Ariel Investments, LLC

Ms. Hobson’s roles at Ariel Investments, LLC, as well as on public company boards, have provided her with significant experience in financial services and financial markets, corporate governance, strategic planning, operations, regulatory matters and international business.

Career Highlights
Ariel Investments, LLC, a private global asset management firm
•Co-Chief Executive Officer (since 2019)
•President and Director (since 2000)
•Chairman of the Board of Trustees of Ariel Investment Trust, a registered investment company (since 2006)

Other Public Company Directorships Within the Past Five Years
•Starbucks Corporation — Chair (since 2021); Vice Chair (2018-2021); member (since 2005)
•The Estée Lauder Companies Inc. (2005–2018)
Other Experience
•Chair, After School Matters
•Ex Officio / Former Chair, The Economic Club of Chicago
•Executive Committee of the Board of Governors, Investment Company Institute
•Vice Chair, World Business Chicago
•Former regular contributor and analyst on finance, the markets and economic trends for CBS news
Education
•Graduate of the School of Public and International Affairs at Princeton University

Age: 69 Director since: 2014 Committees: •Audit Committee •Public Responsibility Committee	Michael A. Neal Retired Vice Chairman of General Electric Company and Retired Chairman and Chief Executive Officer of GE Capital

Mr. Neal has extensive experience managing large, complex businesses in regulated industries around the world. During his career with General Electric and GE Capital, Mr. Neal oversaw the provision of financial services and products to consumers and businesses of all sizes globally. His professional background has provided him with extensive expertise and insight in risk management, strategic planning and operations, finance and financial reporting, government and regulatory relations, and management development and succession planning.

Career Highlights
General Electric Company, a global industrial and financial services company
•Vice Chairman, General Electric Company (2005–2013)
•Chairman and Chief Executive Officer, GE Capital (2007–2013)

Other Public Company Directorships Within the Past Five Years
•None
Other Experience
•Trustee, The GT Foundation of the Georgia Institute of Technology
Education
•Graduate of the Georgia Institute of Technology

2022 PROXY STATEMENT	17	JPMORGAN CHASE & CO.

ELECTION OF DIRECTORS | CORPORATE GOVERNANCE

Director nominees	Board governance	Board oversight	Board engagement

Age: 64 Director since: 2020 Committees: •Audit Committee	Phebe N. Novakovic Chairman and Chief Executive Officer of General Dynamics

Ms. Novakovic's leadership roles at General Dynamics, as well as her tenure with the Office of Management and Budget and as Special Assistant to the Secretary and Deputy Secretary of Defense, have provided her with significant experience in international business operations, leadership of a large complex organization, and regulated industries and regulatory matters.

Career Highlights
General Dynamics, a global aerospace and defense company
•Chairman and Chief Executive Officer (since 2013)
•President and Chief Operating Officer (2012)
•Executive Vice President, Marine Systems (2010-2012)
•Senior Vice President, Planning and Development (2005-2012)
•Vice President (2002-2005)

Other Public Company Directorships Within the Past Five Years
•General Dynamics — Chairman since 2013; member since 2012
•Abbott Laboratories (2010-2021)
Other Experience
•Chairman of the Board of Directors, Association of the United States Army
•Chairman of the Board of Trustees, Ford's Theatre
•Trustee, Northwestern University
•Director, Northwestern Memorial Hospital
•Member, Business Roundtable
Education
•Graduate of Smith College
•M.B.A., University of Pennsylvania Wharton School

Age: 64 Director since: 2020 Committees: •Corporate Governance & Nominating Committee •Compensation & Management Development Committee	Virginia M. Rometty Retired Executive Chairman, President and Chief Executive Officer of International Business Machines Corporation (“IBM”)
During her tenure spanning four decades at IBM, Mrs. Rometty has gained extensive expertise in technology, and in all aspects of leading a complex global business, including succession planning, public company governance, as well as operational and regulatory issues.

Career Highlights IBM, a global information technology company •Executive Chairman (2020) •Chairman, President and Chief Executive Officer (2012-2020)
Other Public Company Directorships Within the Past Five Years
•IBM (2012-2020)
Other Experience
•Member, Mitsubishi UFJ Financial Group Advisory Board
•Board and Trustee, Brookings Institution
•Member, BDT Capital Advisory Board
•Co-Chair, OneTen
•Member, Business Roundtable
•Member, Council on Foreign Relations
•Member, Peterson Institute for International Economics
•Vice Chairman, Board of Trustees, Northwestern University
•Board of Trustees, Memorial Sloan-Kettering Cancer Center
•Former Member, President’s Export Council
Education
•Graduate of Northwestern University

JPMORGAN CHASE & CO.	18	2022 PROXY STATEMENT

CORPORATE GOVERNANCE | ELECTION OF DIRECTORS

Director nominees	Board governance	Board oversight	Board engagement
Director independence
All of the Firm’s non-management Board members are independent, under both the NYSE corporate governance listing standards and the Firm’s independence standards as set forth in its Governance Principles.
To be considered independent, a director must have no disqualifying relationships, as defined by the NYSE, and the Board must have affirmatively determined that he or she has no material relationships with JPMorgan Chase, either directly or as a partner, shareholder or officer of another organization that has a relationship with the Firm.
In assessing the materiality of relationships with the Firm, the Board considers relevant facts and circumstances. Given the nature and broad scope of the products and services provided by the Firm, there are from time to time ordinary course of business transactions between the Firm and a director, his or her immediate family members, or principal business affiliations. These may include, among other relationships: extensions of credit; provision of other financial and financial advisory products and services; business transactions for property or services; and charitable contributions made by the JPMorgan Chase Foundation or the Firm to a nonprofit organization of which a director is an officer. The Board reviews these relationships to assess their materiality and determine if any such relationship would impair the independence and judgment of the relevant director. The Board considered:
•Consumer credit: credit cards issued to directors Bammann, Combs, Crown, Flynn, Hobson, Neal, Novakovic and/or their immediate family members
•Wholesale credit: extensions of credit and other financial and financial advisory products and services provided to: Berkshire Hathaway Inc., for which Mr. Combs is an Investment Officer, and its subsidiaries; Henry Crown and Company, for which Mr. Crown is Chairman and Chief Executive Officer, and other Crown family-owned entities; Ariel Investments, LLC, for which Ms. Hobson is Co-Chief Executive Officer and President, and its subsidiaries and funds; certain entities wholly-owned by Ms. Hobson’s spouse; General Dynamics Corporation, for which Ms. Novakovic is Chairman and Chief Executive Officer, and its subsidiaries; and Louis Dreyfus Company B.V., for which Mrs. Rometty's sibling serves as the Trading Operations Officer and a member of its Executive Group
•Goods and services: commercial office space leased by the Firm from subsidiaries of companies in which Mr. Crown and members of his immediate family have indirect ownership interests; purchases from Berkshire Hathaway subsidiaries of private aviation services, professional services related to the Firm’s corporate-owned aircraft, desktop displays and other merchandising fixtures primarily for retail branches, and modular data center buildings for installation at existing JPMorgan Chase data centers; and maintenance services and parts for corporate aircraft provided by General Dynamics subsidiaries
The Board, having reviewed the relevant relationships between the Firm and each director, determined, in accordance with the NYSE’s listing standards and the Firm’s independence standards, that each non-management director (Linda B. Bammann, Stephen B. Burke, Todd A. Combs, James S. Crown, Timothy P. Flynn, Mellody Hobson, Michael A. Neal, Phebe N. Novakovic and Virginia M. Rometty) had only immaterial relationships with JPMorgan Chase and accordingly is independent.
All directors who served on the Audit and Compensation & Management Development Committees of the Board were also determined to meet the additional independence and qualitative criteria of the NYSE listing standards applicable to directors serving on those committees. For more information about the committees of the Board, see pages 24-26.

2022 PROXY STATEMENT	19	JPMORGAN CHASE & CO.

ELECTION OF DIRECTORS | CORPORATE GOVERNANCE

Director nominees	Board governance	Board oversight	Board engagement
Director recruitment
The Governance Committee oversees the ongoing evaluation of candidates for Board membership and the candidate nomination process.

BOARD REVIEWS ITS NEEDS	CANDIDATE RECOMMENDATIONS
ASSESSMENT

The Governance Committee considers the following in evaluating prospective directors, among other items:
•The Firm’s Governance Principles
•The Firm’s strategy, risk profile and current Board composition
•Candidate’s specific skills and experiences based on the needs of the Firm
•Candidate's contribution to Board diversity

The Board considers its composition and needs holistically, determining the diversity of experience, background and perspective required to effectively oversee the Firm, including its present and future strategy.

The Governance Committee solicits candidate recommendations from shareholders, directors, and management and, from time to time, has been assisted by a third-party advisor in identifying qualified candidates.

FULL BOARD CONSIDERATION
CANDIDATE MEETINGS
The potential nominee meets with the Governance Committee, Lead Independent Director, Chair of the Board, other members of the Board and senior management, as appropriate. Nominees may be invited to participate in Firm events, including as a featured speaker.

The Governance Committee puts the candidate forward for consideration by the full Board.

Our By-laws also permit a shareholder group of up to 20 shareholders who have continuously owned at least 3% of the Firm’s outstanding shares for at least three years to nominate up to 20% of the Board (but in any event at least two directors). For further information, see page 109. All candidates recommended to the Governance Committee are evaluated based on the same standards.
Recent Board refreshment
The Governance Committee is engaged in an ongoing recruitment process enabling the Board to build a strong pipeline of prospective directors for the near-term and the long-term. This includes candidates who are not available for board membership immediately but may become available in the future, such as candidates whose current professional commitments preclude board service and emerging leaders who require more experience. Often the Board works to develop a relationship with prospective candidates, becoming familiar with their skills and effectiveness, before the candidate is formally considered. The Board looks to recruit those who will contribute individually and it seeks to balance skills, experience, personal attributes and tenure.

JPMORGAN CHASE & CO.	20	2022 PROXY STATEMENT

CORPORATE GOVERNANCE | ELECTION OF DIRECTORS

Director nominees	Board governance	Board oversight	Board engagement
Director re-nomination
The Governance Committee also oversees the re-nomination process. In determining whether to re-nominate a director for election at our annual meeting, the Governance Committee reviews each director, considering:
Retirement policy
Our Governance Principles require a non-management director to offer not to stand for re-election in each calendar year following a year in which the director will be 72 or older. The Board (other than the affected director) then determines whether to accept the offer. The Board believes that the appropriate mix of experience and fresh perspectives is an important consideration in assessing Board composition, and the best interests of the Firm are served by taking advantage of all available talent, and evaluations as to director candidacy should not be determined solely on age.
None of our director nominees will be 72 or older this year.
For a description of the annual Board and committee self-assessment process, see page 27.

2022 PROXY STATEMENT	21	JPMORGAN CHASE & CO.

ELECTION OF DIRECTORS | CORPORATE GOVERNANCE

Director nominees	Board governance	Board oversight	Board engagement
2. Board governance
Strong governance practices
Our Board is guided by the Firm’s Governance Principles, and we adhere to the Commonsense Corporate Governance Principles and the Investor Stewardship Group’s Corporate Governance Principles for U.S. Listed Companies. Our sound governance practices include:

Annual election of all directors by majority vote
100% principal standing committee independence
Lead Independent Director with an independent perspective and judgment as well as clearly-defined responsibilities
Executive sessions of independent directors at each regular Board meeting without the presence of the CEO
Annual Board and committee self-assessment guided by Lead Independent Director and review of progress on key action items throughout the year
No poison pill
Ongoing director education
Robust shareholder engagement process, including participation by our Lead Independent Director

Semi-annual Board review of investor feedback
Ongoing consideration of Board composition and refreshment, including diversity in director succession
Strong director attendance: each director attended 75% or more of total meetings of the Board and committees on which he or she served during 2021
Stock ownership requirements for directors
Board oversight of corporate responsibility and ESG matters
Robust anti-hedging and anti-pledging policies
Direct Board access to, and regular interaction with, management
Our Board’s leadership structure
The Board’s leadership structure is designed to promote Board effectiveness and to appropriately allocate authority and responsibility between the Board and management.
Based on consideration of the factors described on page 23, our Board has determined that combining the roles of Chair and CEO is the most effective leadership structure for the Board at this time. The Board believes the present structure provides the Firm and the Board with strong leadership, appropriate independent oversight of management, continuity of experience that complements ongoing Board refreshment, and the ability to communicate the Firm's business and strategy to shareholders, clients, employees, regulators and the public in a single voice.
As required by the Firm’s Governance Principles when the role of the Chair is combined with that of the CEO, the independent directors appointed a Lead Independent Director. Our Lead Independent Director provides a strong counterbalance to the Chair including by facilitating independent oversight of management, promoting open dialogue among the independent directors during and in between Board meetings, leading executive sessions at each regular Board meeting without the presence of the CEO, and focusing on the Board's priorities and processes.
In March 2022, the independent directors conducted a review of the Board’s leadership structure. This review was conducted first by the Corporate Governance & Nominating Committee, which considered the factors on page 23, the
Firm’s governance practices, which include executive sessions of independent directors as part of each regularly scheduled Board meeting and the directors’ frequent and open interactions with senior management, and the effectiveness of the Lead Independent Director role. Following its review, the Committee recommended that the Board continue its current leadership structure and that Stephen B. Burke be re-appointed as Lead Independent Director. The independent directors of the Board conducted their own review, again taking into account the factors on page 23, the Committee’s recommendation and Mr. Burke’s effective performance in the Lead Independent Director role over the course of the prior year, and determined to maintain the current leadership structure with Mr. Burke serving as Lead Independent Director.
In addition, the Board considered the potential separation of the Chair and CEO positions in the context of succession planning. The Board has adopted a general policy, upon the next CEO transition, that the Chair and CEO positions shall be separate, subject to the Board's determination of the leadership structure that best serves the Firm and its shareholders at that time. This policy is reflected in the Firm's Corporate Governance Principles and reinforces the Board's longstanding commitment to independent oversight while also maintaining the Board's ability to fulfill its fiduciary duty to make the ultimate decision regarding the leadership structure that best serves shareholders.

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Director nominees	Board governance	Board oversight	Board engagement
Factors the Board considers in reviewing its leadership structure
The Board reviews its leadership structure not less than annually, and conducted its most recent review in March 2022, considering the following factors:
•The respective responsibilities for the positions of Chair and Lead Independent Director (see table below for detailed information)
•The people currently in the roles of Chair and Lead Independent Director and their record of strong leadership and performance in their roles
•The current composition of the Board
•The policies and practices in place to provide independent Board oversight of management (including Board oversight of CEO performance and compensation, regular executive sessions of the independent directors, Board input into agendas and meeting materials, and Board self-assessment)
•The Firm’s circumstances, including its financial performance
•The views of our stakeholders, including shareholders
•Trends in corporate governance, including practices at other public companies, and studies on the impact of leadership structures on shareholder value
•Such other factors as the Board determines
Respective duties and responsibilities of the Chair and Lead Independent Director

CHAIR	calls Board and shareholder meetings
presides at Board and shareholder meetings
approves Board meeting schedules, agendas and materials, subject to the approval of the Lead Independent Director
LEAD INDEPENDENT DIRECTOR	has the authority to call for a Board meeting or a meeting of independent directors presides at Board meetings in the Chair’s absence or when otherwise appropriate approves agendas and adds agenda items for Board meetings and meetings of independent directors acts as liaison between independent directors and the Chair/CEO presides over executive sessions of independent directors
engages and consults with major shareholders and other constituencies, where appropriate provides advice and guidance to the CEO on executing long-term strategy guides the annual performance review of the Chair/CEO
advises the CEO of the Board’s information needs
guides the annual independent director consideration of Chair/CEO compensation meets one-on-one with the Chair/CEO following executive sessions of independent directors guides the Board in its consideration of CEO succession
guides the self-assessment of the Board

2022 PROXY STATEMENT	23	JPMORGAN CHASE & CO.

ELECTION OF DIRECTORS | CORPORATE GOVERNANCE

Director nominees	Board governance	Board oversight	Board engagement
Board meetings and attendance

10 Board Meetings Communication between meetings as appropriate	8 Executive sessions of independent directors Led by Lead Independent Director	43 Meetings of principal standing committees	9 Meetings of specific purpose committees

The Board conducts its business as a whole and through a well-developed committee structure in adherence to our Governance Principles. The Board has established practices and processes to actively manage its information flow, set meeting agendas and promote sound, well-informed decisions.
Board members have direct access to management and regularly receive information from and engage with management during and outside of formal Board meetings.
In addition, the Board and each committee has the authority and resources to seek legal or other expert advice from sources independent of management.
The full Board met 10 times in 2021. For more information on committees, see below. Each director attended 75% or more of the total meetings of the Board and the committees on which he or she served in 2021.
Committees of the Board
A significant portion of our Board’s oversight responsibilities is carried out through its five independent, principal standing committees: Audit Committee, CMDC, Governance Committee, Public Responsibility Committee ("PRC") and Risk Committee. Allocating responsibilities among committees allows more in-depth attention devoted to the Board’s oversight of the business and affairs of the Firm.
Committees meet regularly in conjunction with scheduled Board meetings and hold additional meetings as needed. Each committee reviews reports from senior management and reports its actions to, and discusses its recommendations with, the full Board.
Each principal standing committee operates pursuant to a written charter. These charters are available on our website at jpmorganchase.com/about/governance/board-committees. Each charter is reviewed at least annually as part of the Board’s and each respective committee’s self-assessment.
The Governance Committee annually reviews the allocation of responsibility among the committees as part of the Board and committee self-assessment. For more information about the self-assessment process, see page 27.
Each committee has oversight of specific areas of business activities and risk, and engages with the Firm’s senior management responsible for those areas.
All committee chairs are appointed at least annually by our Board. Committee chairs are responsible for:
•Calling meetings of their committees
•Approving agendas for their committee meetings
•Presiding at meetings of their committees
•Serving as a liaison between committee members and the Board, and between committee members and senior management, including the CEO
•Working directly with the senior management responsible for committee mandates
The Board determined each member of the Audit Committee in 2021 (Timothy P. Flynn, Michael A. Neal and Phebe N. Novakovic) to be an audit committee financial expert in accordance with the definition established by the SEC, and that Ms. Bammann, the chair of the Risk Committee, has experience in identifying, assessing and managing risk exposures of large, complex financial firms in accordance with rules issued by the Board of Governors of the Federal Reserve System (“Federal Reserve”).

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CORPORATE GOVERNANCE | ELECTION OF DIRECTORS

Director nominees	Board governance	Board oversight	Board engagement

Key oversight responsibilities of the principal standing committees of the Board:

BOARD OF DIRECTORS

Audit	CMDC	Risk	PRC	Governance

17 meetings in 2021
Oversees:
•The independent registered public accounting firm’s qualifications and independence
•The performance of the internal audit function and the independent public accounting firm
•Management’s responsibilities to assure that there is an effective system of controls
•Internal control framework
•Integrity of financial statements
•Compliance with the Firm’s ethical standards, policies, plans and procedures, and with laws and regulations
•Reputational risks and conduct risks within its scope of responsibility

6 meetings in 2021
Oversees:
•Development of and succession for key executives
•Compensation principles and practices
•Compensation and qualified benefit programs
•Operating Committee performance assessments and compensation
•Firm’s Business Principles, culture and significant employee conduct issues and any related actions
•Reputational risks and conduct risks within its scope of responsibility

7 meetings in 2021
Oversees:
•Management’s responsibility to implement an effective global risk management framework reasonably designed to identify, assess and manage the Firm’s risks, including:
–Strategic risk
–Market risk
–Credit and investment risk
–Operational risk
•Applicable primary risk management policies
•Risk appetite results and breaches
•The Firm’s capital and liquidity planning and analysis
•Reputational risks and conduct risks within its scope of responsibility

5 meetings in 2021
Oversees:
•Community investing and fair lending practices
•Political contributions, major lobbying priorities and principal trade association memberships related to public policy
•Sustainability
•Consumer practices, including consumer experience, consumer complaint resolution and consumer issues related to disclosures, fees or the introduction of major new products
•Reputational risks and conduct risks within its scope of responsibility

8 meetings in 2021
Oversees:
•Review of the qualifications of proposed nominees for Board membership
•Corporate governance practices applicable to the Firm
•The framework for the Board’s self-assessment
•Shareholder matters
•Board and Committee composition
•Reputational risks and conduct risks within its scope of responsibility

For more information about committee responsibilities, see Committee Charters available at: jpmorganchase.com/about/governance/board-committees.
Other Standing Committees
The Board has two additional standing committees:
Stock Committee: The committee is responsible for implementing the declaration of dividends, authorizing the issuance of stock, administering the dividend reinvestment plan and implementing share repurchase plans. The committee acts within Board-approved limitations and capital plans.
Executive Committee: The committee may exercise all the powers of the Board that lawfully may be delegated, but with the expectation that it would not take material actions absent special circumstances.
The Board may establish additional standing committees as needed.
Specific Purpose Committees
The Board establishes Specific Purpose Committees as appropriate to address specific issues. The Board currently has two such committees, the Markets Compliance Committee and the Omnibus Committee. The Markets Compliance Committee provides oversight in connection with certain markets-related matters, including the Deferred Prosecution Agreement entered into with the U.S. Department of Justice to resolve the Firm's precious metals and U.S. Treasuries investigations.
The Omnibus Committee reviews matters delegated by the Board.
As the Firm achieves its objectives in a specific area, the work of the relevant Specific Purpose Committee will be concluded and, the Committee appropriately disbanded.
Additional Specific Purpose Committees may be established from time to time in the future to address particular issues.

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ELECTION OF DIRECTORS | CORPORATE GOVERNANCE

Director nominees	Board governance	Board oversight	Board engagement
Current Board committee membership

Director	Audit	CMDC	Governance	PRC	Risk	Specific Purpose[1]
Stephen B. Burke[2]		Chair	Member			A
Linda B. Bammann		Member			Chair	B
Todd A. Combs		Member	Chair			A
James S. Crown				Chair	Member	B
James Dimon
Timothy P. Flynn	Chair
Mellody Hobson				Member	Member	A
Michael A. Neal	Member			Member		B
Phebe N. Novakovic	Member
Virginia M. Rometty		Member	Member			A
1The Board’s Specific Purpose Committees in 2021 were:
A – Markets Compliance Committee
B – Omnibus Committee
2Lead Independent Director
All directors of the Firm were elected by shareholders in 2021 and comprise the full Boards of JPMorgan Chase Bank, National Association (the “Bank”) and an intermediate holding company, JPMorgan Chase Holdings LLC (the “IHC”). Mr. Burke is the independent Chair of the Board of the Bank; IHC does not have a Chair of the Board.

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Director nominees	Board governance	Board oversight	Board engagement
Board and Committee self-assessment
The Board conducts an annual self-assessment aimed at enhancing its effectiveness. Through this regular assessment, including an assessment of its policies, procedures and performance, the Board identifies areas for further consideration and improvement. In assessing itself, the Board takes a multi-year perspective. The Board self-assessment is guided by the Lead Independent Director and is conducted in phases.

Self-assessment framework The Governance Committee reviews and provides feedback on the annual self-assessment process including specific topics to be addressed.

Board and Committee assessments
The Board reviews the actions taken in response to the previous year’s self-assessment and reviews the Board’s performance against regulatory requirements, including its responsibilities under the OCC’s “Heightened Standards” for large national banks, as well as the Federal Reserve's Supervisory Guidance on Board of Directors' Effectiveness.
Topics addressed in the Board assessment generally include: strategic priorities; board structure; how the board spends its time; oversight of and interaction with management; oversight of culture; diversity and talent, and related risk controls framework; committee effectiveness; and specific matters that may be relevant.
Each principal standing committee conducts a self-assessment that includes a review of performance against committee charter requirements and focuses on committee agenda planning and the flow of information received from management. Committee discussion topics include committee composition and effectiveness, leadership, and the content and quality of meeting materials.

One-on-one discussions
The directors hold private individual discussions with the General Counsel using a discussion guide that frames the self-assessment.
The General Counsel and Lead Independent Director review feedback from the individual discussions.

Action items
The General Counsel and Lead Independent Director report the feedback received to the Board.
Appropriate action plans are developed to address the feedback received from the Board and committee assessments and the one-on-one discussions. Throughout the year, the Board and Committees partner with management to execute and evaluate progress on action items.

Director education
Our director education program assists Board members in fulfilling their responsibilities. The director education program commences with an orientation program when a new director joins the Board. Ongoing education is provided through “deep dive” presentations from LOBs, discussions and presentations by subject matter experts and other opportunities, including events that provide client, employee and other perspectives that can have a significant impact on the Firm. In 2021, directors were provided with education on subjects including the following:
•the Firm’s products, services and lines of business;
•cybersecurity and technology, including an update on the Firm's cybersecurity modernization strategy and cyber threats landscape;
•diversity, equity and inclusion ("DEI");
•ESG matters, including the Firm's climate risk management framework;
•significant and emerging risks; and
•key laws, regulations and supervisory requirements applicable to the Firm.

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ELECTION OF DIRECTORS | CORPORATE GOVERNANCE

Director nominees	Board governance	Board oversight	Board engagement
3. Board oversight
The Board is responsible for oversight of the business and affairs of the Firm on behalf of shareholders. It is also responsible for setting the cultural “tone at the top.” Among its core responsibilities, the Board oversees:
Strategy
The Board of Directors oversees the formulation and implementation of the Firm's strategic initiatives and reviews and approves the Firm’s annual strategic plan. Annual strategic plans include evaluation of performance against the prior year’s initiatives, assessment of the current operating environment, refinement of existing strategies and development of new strategic initiatives. Throughout the year, the CEO and CFO provide updates on the Firm’s overall strategic direction, and senior management provides updates on the strategic opportunities and performance, priorities and implementation of strategies in their respective LOBs and Corporate functions. These management presentations and financial plans are the foundation of active dialogue with, and feedback from, the Board about the strategic risks and opportunities facing the Firm and its businesses.
Executive performance and talent management
The CMDC reviews the Firm’s performance periodically during the course of the year, and formally, at least annually. The CMDC’s review of the CEO’s performance is presented to the Board in connection with the Board’s review of executive officer annual compensation. In addition, the CMDC provides individual OC members with opportunities on a recurring basis to discuss top and diverse talent within their respective LOBs and Corporate functions.
Succession planning for the CEO and other members of the OC is considered at least annually. The CMDC also discusses at least annually the talent pipeline for specific critical roles. The Board has numerous opportunities to meet with, and assess development plans for, members of the OC and other high-potential senior management leaders. This occurs through various means, including informal meetings, presentations to the Board and its committees, and Board dinners. For further information, see Compensation discussion and analysis (“CD&A”) on page 39.
Financial performance and condition
Throughout the year, the Board reviews the Firm’s financial performance and condition, including overseeing management’s execution against the Firm’s capital, liquidity, strategic and financial operating plans.
Reports on the Firm’s financial performance and condition are presented at each regularly scheduled Board meeting. The Firm’s annual Comprehensive Capital Analysis and Review (“CCAR”) submission, which contains the Firm’s proposed plans to make capital distributions, such as dividend payments, stock repurchases and other capital actions, is reviewed and approved prior to its submission to the Federal Reserve. In addition, the Audit Committee assists the Board in the oversight of the Firm’s financial statements and internal control framework. The Audit Committee also assists the Board in the appointment, retention, compensation, evaluation and oversight of the Firm’s independent registered public accounting firm. For further information, see “Risk management and internal control framework” below.
Risk management and internal
control framework
Risk is an inherent part of JPMorgan Chase’s business activities. When the Firm extends a consumer or wholesale loan, advises customers and clients on their investment decisions, makes markets in securities or offers other products or services, the Firm takes on some degree of risk. The Firm’s overall objective is to manage its businesses, and the associated risks, in a manner that balances serving the interests of its clients, customers and investors and protects the safety and soundness of the Firm.
The key risk areas of the Firm are managed on a Firmwide basis. Certain risks, such as strategic risk, are overseen by the full Board. Cybersecurity risk is overseen by the full Board, with additional oversight of the relevant risk framework and controls provided by the Audit and Risk Committees. Board committees support the Board’s oversight responsibility by overseeing the risk categories related to such committee’s specific area of focus.
Committee chairs report significant matters discussed at committee meetings to the full Board. Issues escalated to the full Board may be dealt with in several ways, as appropriate, for example: oversight of risk may remain with the particular principal standing committee of the Board, the Board may establish or direct a Specific Purpose Committee to oversee such matters, or the Board may ask management to present more frequently to the full Board on the issue.

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Director nominees	Board governance	Board oversight	Board engagement
Environmental, social and
governance matters
As noted throughout this Proxy, oversight of ESG matters is an important part of the Board's work in setting the policies and principles that govern our business, including:
•the Firm’s governance-related policies and practices;
•our systems of risk management and controls;
•our investment in our employees;
•the manner in which we serve our customers and support our communities; and
•how we advance sustainability in our business and operations.
In particular, the Board’s PRC provides oversight of the Firm’s positions and practices on public responsibility matters such as community investment, fair lending, consumer practices, sustainability and other public policy issues that reflect the Firm’s values and impact its reputation among all of its stakeholders. Other Board committees consider ESG matters within their scope of responsibility. For instance, the CMDC oversees the Firm's culture, including reviewing employee diversity, equity and inclusion programs; the Risk Committee considers climate risk; the Governance Committee reviews board diversity; and the Audit Committee provides oversight of compliance with the Firm's ethical standards, policies, plans and procedures, and with laws and regulations. In the past year, in addition to the work of the committees, all directors participated in full Board discussion regarding the Firm's approach to COVID-19, racial equity and climate change.
The Firm is committed to being transparent about our approach to and performance on ESG topics. One way we do this is by publishing an annual ESG Report, which provides information on how we are addressing the ESG matters that we and our stakeholders view as important to our business. We monitor the evolving disclosure landscape and evaluate which frameworks address our stakeholders' interest. As of 2021, our ESG disclosures are informed by the Global Reporting Initiative, Sustainability Accounting Standards Board and the Task Force on Climate-related Financial Disclosures ("TCFD"). The ESG information page on our website provides links to numerous JPMorgan Chase publications, documents, policies and other sources of information about various ESG topics, which are available at jpmorganchase.com/about/governance/esg.

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ELECTION OF DIRECTORS | CORPORATE GOVERNANCE

Director nominees	Board governance	Board oversight	Board engagement
4. Board engagement
Our directors meet periodically throughout the year with the Firm’s shareholders, employees, regulators, community and business leaders, and other persons interested in our strategy, business practices, governance, culture and performance. For more information, see the CD&A on pages 39-72.

Shareholders and other interested parties
We have an active and ongoing approach to engagement on a wide variety of topics (e.g., strategy, performance, competitive environment, governance) throughout the year. We interact with and receive feedback from our shareholders and other interested parties. Our shareholder engagement efforts are outlined below.

How we communicate:	Who we engage:	How we engage:

•Annual Report •Proxy Statement •SEC filings •Press releases •Firm website •ESG Report and other related publications	•Institutional shareholders •Retail shareholders •Investors •Proxy advisory firms •ESG rating firms •Industry thought leaders •Community and business leaders •Non-governmental organizations	•Quarterly earnings calls •Investor meetings and conferences •Shareholder Outreach Program •Annual Shareholder Meeting •Shareholder queries to Investor Relations

Semiannual Shareholder Outreach Program:
•Twice a year, we conduct a comprehensive formal Shareholder Outreach Program focused on topics including corporate governance, shareholder rights, executive compensation as well as the Firm's approach to managing environmental and social matters, such as climate change and diversity, equity and inclusion.
•We reach out to over 100 of our largest shareholders as well as proxy advisory firms. In these meetings, management shares information and provides updates on the aforementioned topics, addresses questions and solicits shareholders' perspectives and feedback. Directors participate in these meetings as appropriate.
•Following each Shareholder Outreach Program, shareholders' areas of focus and feedback are provided to the Board.

2021 Engagements

•Senior Management
◦Hosted approximately 25 investor meetings
◦Presented at approximately 15 investor conferences
◦Met with shareholders and other interested parties around the world
•Shareholder Outreach Program
◦Approximately 90 engagements with nearly 70 shareholders representing approximately 46% of the Firm's outstanding common stock
◦Directors participated as appropriate
◦Frequently discussed topics included:
▪The Firm's strategy, financial and operating performance and risk management in light of COVID-19
▪Board composition
▪Board and management succession planning
▪Enhancements to the executive compensation program and disclosures
▪The Firm's climate and sustainability efforts
▪The Firm's efforts to advance racial equity, including its $30 billion commitment

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CORPORATE GOVERNANCE | ELECTION OF DIRECTORS

Director nominees	Board governance	Board oversight	Board engagement
Employees
Our Board is committed to maintaining a strong corporate culture that, based on our core values of respect, integrity and inclusion, instills and enhances a sense of personal accountability on the part of all of the Firm’s employees.
In addition to discussions at Board meetings with senior management about these efforts, our directors participate in events outside of the Boardroom including meetings with employees that emphasize this commitment. These meetings include employee town halls, LOB and leadership team events such as our MD Workshop, annual senior leaders’ meetings and informal sessions with members of the OC and other senior leaders. In 2021, members of our Board also participated in Business Resource Groups' ("BRG") events including Women on the Move, Leading Women Defined conference, Annual Women Leadership Day, and Asset Wealth Management and Black Organization for Leadership Development ("BOLD").
Regulators
Our Board and senior leaders commit significant time to meeting with regulators. These interactions help us learn first-hand from regulators about matters of importance to them and their expectations of us. It also gives the Board and management a forum for keeping our regulators well-informed about the Firm’s performance and business practices.
Stakeholders
As we strive to deliver value, management engages with our stakeholders, including our customers, suppliers and communities in which we work, on a range of issues in a variety of ways. These may include participation in consumer advisory panels, town halls and meetings with policy advocacy groups and nonprofit organizations. We actively seek feedback on key topics to help us better understand what is important to our stakeholders and find ways to deliver value while also navigating financial, legal and regulatory considerations. In recent years, we have engaged in extensive stakeholder outreach pertaining to, among other topics, human capital management including diversity, equity and inclusion, climate change risk and ESG-related disclosures.
Management shares insights and feedback from these relationships and engagements with the Board, providing the Board with valuable insights. Board members are also provided opportunities to engage with stakeholders through client events, town halls, BRG, and shareholder discussions.

2022 PROXY STATEMENT	31	JPMORGAN CHASE & CO.

DIRECTOR COMPENSATION | CORPORATE GOVERNANCE
Director compensation
The Governance Committee is responsible for reviewing director compensation and making recommendations to the Board. In making its recommendations, the Governance Committee annually reviews the Board’s responsibilities and the compensation practices of peer firms, which include the same group of peer firms referenced with respect to the compensation of our NEOs. For more information see “Evaluating market practices” on page 45.
The Board believes a best practice is to link director compensation to the Firm’s performance; therefore, a significant portion of director compensation is paid in common stock.
Annual compensation
For each calendar year of service on the Board, each non-employee director receives an annual cash retainer of $100,000 and if the non-employee director is on the Board at the time when annual performance year equity awards are granted, an annual grant of deferred stock units valued at $250,000. Compensation paid during 2021, including additional cash compensation paid for certain committee and other service, is described in the following tables.
Each deferred stock unit included in the annual grant to directors represents the right to receive one share of the Firm’s common stock and dividend equivalents payable in deferred stock units for any dividends paid. Deferred stock units have no voting rights. In January of the year immediately following a director’s termination of service, deferred stock units are distributed in shares of the Firm’s common stock in either a lump sum or in annual installments for up to 15 years as elected by the director.
The following table summarizes the 2021 annual compensation for non-employee directors for service on the Boards of the Firm, the Bank and J.P. Morgan Securities plc. There is no additional compensation paid for service on the Board of IHC.

Compensation	Amount ($)
Board retainer	$100,000
Lead Independent Director retainer	30,000
Audit and Risk Committee chair retainer	25,000
Audit and Risk Committee member retainer	15,000
All other committees chair retainer	15,000
Deferred stock unit grant	250,000
Bank Board retainer	15,000
Bank Board’s chair retainer	25,000
J.P. Morgan Securities plc Board retainer	110,000
The Board may periodically ask directors to serve on one or more Specific Purpose Committees or other committees that are not one of the Board’s principal standing committees or to serve on the board of directors of a subsidiary of the Firm. Any compensation for such service is included in the “2021 Director compensation table” on the next page.

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CORPORATE GOVERNANCE | DIRECTOR COMPENSATION
2021 Director compensation table
The following table shows the compensation for each non-employee director in 2021.

Director	Fees earned or paid in cash ($)[1]	2021 Stock award ($)[2]	Other fees earned or paid in cash ($)[3]	Total ($)
Stephen B. Burke	$145,000	$250,000	$57,500	$452,500
Linda B. Bammann	140,000	250,000	15,000	405,000
Todd A. Combs	114,755	250,000	30,000	394,755
James S. Crown	130,000	250,000	15,000	395,000
Timothy P. Flynn	140,000	250,000	125,000	515,000
Mellody Hobson	115,000	250,000	32,500	397,500
Michael A. Neal	115,000	250,000	15,000	380,000
Phebe N. Novakovic	115,000	250,000	15,000	380,000
Virginia M. Rometty	100,000	250,000	30,000	380,000
1Includes fees earned, whether paid in cash or deferred, for service on the Board of Directors. For additional information on each director’s service on committees of JPMorgan Chase, see “Committees of the Board” on pages 24-26.
2On January 19, 2021, each non-employee director who was on the Board at the time when annual performance year equity awards were granted, received an annual grant of deferred stock units valued at $250,000, based on a grant date fair market value of the Firm’s common stock of $139.26 per share. The aggregate number of stock and option awards outstanding at December 31, 2021, for each current director is included in the “Security ownership of directors and executive officers” table on page 83 under the columns “SARs/Options exercisable within 60 days” and “Additional underlying stock units,” respectively. All such awards are vested.
3Includes fees paid to the non-employee directors for their service on the Board of Directors of the Bank or who are members of one or more Specific Purpose Committees. A fee of $2,500 is paid for each Specific Purpose Committee meeting attended (with the exception of the Omnibus Committee). Also includes for Mr. Flynn, $110,000 in compensation during 2021 in consideration of his service as a director of J.P. Morgan Securities plc, the Firm’s principal operating subsidiary outside the U.S. and a subsidiary of the Bank.
Stock ownership: no sales, no hedging, no pledging
As stated in the Governance Principles and further described in “Anti-hedging/anti-pledging provisions” on page 50, each director agrees to retain all shares of the Firm’s common stock he or she purchased on the open market or received pursuant to his or her service as a Board member for as long as he or she serves on our Board.
Shares held personally by a director may not be held in margin accounts or otherwise pledged as collateral, nor may the economic risk of such shares be hedged.
As detailed on page 83 under “Security ownership of directors and executive officers,” Mr. Crown has ownership of certain shares attributed to him that arise from the business of Henry Crown and Company, an investment company where Mr. Crown serves as Chairman and CEO, and trusts of which Mr. Crown serves as trustee (the “Attributed Shares”). Mr. Crown disclaims beneficial ownership of such Attributed Shares, except to the extent of his pecuniary interest. The Attributed Shares are distinct from shares Mr. Crown or his spouse own individually, or shares held in trusts for the benefit of his children (the “Crown Personally Held Shares”). The Firm has reviewed the potential pledging of the Attributed Shares with Mr. Crown, recognizes Mr. Crown’s distinct obligations with respect to Henry Crown and Company and the trusts, and believes such Attributed Shares may be prudently pledged or held in margin loan accounts. Crown Personally Held Shares are not and may not be held in margin accounts or otherwise pledged as collateral, nor may the economic risk of such shares be hedged.
Deferred compensation
Each year, non-employee directors may elect to defer all or part of their cash compensation. A director’s right to receive future payments under any deferred compensation arrangement is an unsecured claim against JPMorgan Chase’s general assets. Cash amounts may be deferred into various investment equivalents, including deferred stock units. Upon retirement from the Board, compensation deferred into stock units will be distributed in stock; all other deferred cash compensation will be distributed in cash. Deferred compensation will be distributed in either a lump sum or in annual installments for up to 15 years as elected by the director commencing in January of the year following the director’s retirement from the Board.
Reimbursements and insurance
The Firm reimburses directors for their expenses in connection with their Board service or pays such expenses directly. The Firm also pays the premiums on directors’ and officers’ liability insurance policies and on travel accident insurance policies covering directors as well as employees of the Firm.

2022 PROXY STATEMENT	33	JPMORGAN CHASE & CO.

OTHER CORPORATE GOVERNANCE POLICIES AND PRACTICES | CORPORATE GOVERNANCE
Other corporate governance policies and practices
Shareholder rights
The Firm’s Certificate of Incorporation and By-laws provide shareholders with important rights, including:
•Proxy access, which enables eligible shareholders to include their nominees for election as directors in the Firm’s proxy statement. For further information, see page 109, “Shareholder proposals and nominations for the 2023 annual meeting.”
•The ability to call a special meeting by shareholders holding at least 20% of the outstanding shares of our common stock (net of hedges)
•The ability of shareholders holding at least 20% of the outstanding shares of our common stock (net of hedges) to seek a corporate action by written consent without a meeting on terms substantially similar to the terms applicable to call special meetings
•Majority election of directors
•No “poison pill” in effect
•No super-majority vote requirements in our Certificate of Incorporation or By-laws
The Firm’s Certificate of Incorporation and By-laws are available on our website at jpmorganchase.com/about/governance.
Policies and procedures for approval of related party transactions
The Firm has adopted a written Transactions with Related Persons Policy (“Policy”), which sets forth the Firm’s policies and procedures for reviewing and approving transactions with related persons – our directors, executive officers, their respective immediate family members and 5% shareholders. The transactions covered by the Policy include any financial transaction, arrangement or relationship in which the Firm is a participant, and the related person has or will have a direct or indirect material interest.
After becoming aware of any transaction which may be subject to the Policy, the director or executive officer involved in such transaction is required to report all relevant facts with respect to the transaction to the General Counsel of the Firm. Upon determination by the General Counsel that a transaction requires review under the Policy, the material facts of the transaction and the related person’s interest in the transaction are provided to the Governance Committee. The transaction is then reviewed by the disinterested members of the Governance Committee, who determine whether approval or ratification of the transaction shall be granted. In reviewing a transaction, the Governance Committee considers facts and circumstances that it deems relevant to its determination, such as: management’s assessment of the commercial reasonableness of the transaction; the materiality of the related person’s direct or indirect interest in the transaction; whether the transaction may involve an actual, or the appearance of, a conflict of interest; and, if the transaction involves a director, the impact of the transaction on the director’s independence.
Certain types of transactions are pre-approved in accordance with the terms of the Policy. These include transactions in the ordinary course of business involving financial products and services provided by, or to, the Firm, including loans, provided such transactions are in compliance with the Sarbanes-Oxley Act of 2002, Federal Reserve Board Regulation O and other applicable laws and regulations.
Transactions with directors, executive officers and 5% shareholders
Our directors and executive officers, and some of their immediate family members and affiliated entities, and BlackRock, Inc. and affiliated entities ("BlackRock") and The Vanguard Group and affiliated entities ("Vanguard"), beneficial owners of more than 5% of our outstanding common stock, were customers of, or had transactions with or involving, JPMorgan Chase or our banking or other subsidiaries in the ordinary course of business during 2021. Additional transactions may be expected to take place in the future.
Any outstanding loans to the foregoing persons and entities and any other transactions involving the Firm’s financial products and services (such as banking, brokerage, investment, investment banking, and financial advisory products and services) provided to such persons and entities: (i) were made in the ordinary course of business, (ii) were made on substantially the same terms (including interest rates and collateral (where applicable), as those prevailing at the time for comparable transactions with persons and entities not related to the Firm (or, where eligible with respect to executive officers, immediate family members and affiliated entities, on such terms as are available under our employee benefits or compensation programs) and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features.
The fiduciary committees for the JPMorgan Chase Retirement Plan and for the JPMorgan Chase 401(k) Savings Plan (each, a “Plan”) entered into agreements with BlackRock giving it discretionary authority to manage certain assets on behalf of each Plan. Pursuant to these agreements, fees of approximately $5.1 million were paid by the Plans to BlackRock in 2021. JPMorgan Chase UK Retirement Plan paid BlackRock approximately £515,000 (approximately $679,000) for the portfolio management services provided to its Trustee, JPMorgan Pension Trustees Limited. Subsidiaries of the Firm have subscribed to information services and received consulting services from BlackRock,

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CORPORATE GOVERNANCE | OTHER CORPORATE GOVERNANCE POLICIES AND PRACTICES
including and related to select market data, analytics and modeling, and paid BlackRock approximately $3.1 million in 2021 for the services. JPMorgan Chase paid BlackRock approximately $4.6 million in 2021 to access its Aladdin® platform.
Certain J.P. Morgan mutual funds and subsidiaries entered into a sub-transfer agency agreement with Vanguard and paid Vanguard approximately $465,000 in 2021 for services rendered, primarily accounting, recordkeeping and administrative services.
In January 2019, the Firm entered into agreements for the sale and redevelopment of a retail bank branch property in California to modernize the branch and monetize excess development rights. Following a solicitation and review of proposals from several major real estate developers, a company not affiliated with the Firm or its directors or executive officers was selected to lead the project. The development company is expected to make the purchase through an existing legal entity as a result of which Director James Crown and members of his immediate family are expected to hold indirect equity interests in the property which in the aggregate would exceed 10%. The purchase price will depend upon the development rights attained and is anticipated to exceed $32 million. The transaction has not been consummated and closing is subject to completion of the development entitlements process and satisfaction of other contractual conditions precedent. The transaction is not material to the overall investment holdings of Mr. Crown and members of his immediate family, and it was negotiated with the unaffiliated development company in the ordinary course of business.
In December 2020, as part of the Firm’s plan to invest $30 billion to advance racial equity, the Firm approved co-investment of up to $200 million on a deal-by-deal basis in Black, Hispanic or Latino-owned businesses alongside Project Black (the “Co-Invest Program”). Project Black is a private equity initiative of Ariel Alternatives, LLC, an affiliate of Ariel Investments, LLC, of which Director Mellody Hobson is Co-CEO and President. The purpose of the Co-Invest Program is to facilitate co-investments by the Firm in businesses that (i) are Black, Hispanic or Latino-owned prior to any investment by Project Black or the Firm, or (ii) will become Black, Hispanic or Latino-owned by virtue of the investment by Project Black and that will be managed so as to increase diversity into the acquired company’s leadership and management. In connection with the Co-Invest Program, the Firm will neither receive fees from nor pay fees to Ariel Investments, LLC or any of its affiliates. The Co-Invest Program is not material to Mellody Hobson or Ariel Investments, LLC.
Compensation & Management Development Committee interlocks and insider participation
The members of the CMDC are listed on page 26. No member of the CMDC is or ever was a JPMorgan Chase officer or employee, other than Linda B. Bammann, who previously served as an officer of JPMorgan Chase 15 years before joining the CMDC and 8 years before joining the Board. No JPMorgan Chase executive officer is, or was during 2021, a member of the board of directors or compensation committee (or other committee serving an equivalent function) of another company that has, or had during 2021, an executive officer serving as a member of our Board or the CMDC. All of the members of the CMDC, and/or some of their immediate family members and affiliated entities, were customers of, or had transactions with or involving, JPMorgan Chase or our banking or other subsidiaries in the ordinary course of business during 2021. Additional transactions may be expected to take place in the future. Any outstanding loans to the directors serving on the CMDC and their immediate family members and affiliated entities, and any transactions involving other financial products and services provided by the Firm to such persons and entities, were made in accordance with the standards stated above for transactions with directors, executive officers and 5% shareholders.
Political activities and lobbying
JPMorgan Chase believes that responsible corporate citizenship demands a commitment to a healthy and informed democracy through civic and community involvement. Our business is subject to extensive laws and regulations at the international, federal, state and local levels, and changes to such laws can significantly affect how we operate, our revenues and the costs we incur. Because of the potential impact public policy can have on our businesses, employees, communities and customers, we engage with policymakers in order to advance and protect the long-term interests of the Firm.
The PRC oversees the Firm’s significant policies and practices regarding political contributions, major lobbying priorities and principal trade association memberships that relate to the Firm’s public policy objectives.
The Firm’s policies and practices related to political activities:
•Prohibit the use of corporate funds to support candidates, political party committees and political action committees ("PACs")
•Provide that the Firm restrict U.S. trade organizations and groups organized under Section 501(c)(4) of the Internal Revenue Code of which it is a member from using the Firm’s dues payments for any election-related activity
•Prohibit corporate funds from being used to make contributions to SuperPACs and political committees organized under Section 527 of the Internal Revenue Code to promote the election or defeat of candidates for office
•Prohibit the use of corporate funds to make independent political expenditures, as defined by the rules of the Federal Election Commission, including electioneering communications

2022 PROXY STATEMENT	35	JPMORGAN CHASE & CO.

OTHER CORPORATE GOVERNANCE POLICIES AND PRACTICES | CORPORATE GOVERNANCE
The Firm discloses on its website contributions made by the Firm’s PACs and contributions of corporate funds made in connection with ballot initiatives.
In January 2021, violence at the U.S. Capitol prompted a six month pause of all contributions from our PAC. The pause offered an opportunity to examine the PAC's mission, strategy and governance framework. The JPMorgan Chase PAC resumed political giving in Q3 2021 and will continue to reevaluate these policies annually.
For further information regarding the Firm’s policy engagement, political contributions and lobbying activity, view our Political Engagement and Public Policy Statement on our website.
Code of Conduct
The Code of Conduct is a collection of principles designed to assist employees and directors in making decisions about their conduct in relation to the Firm’s business.
Employees and directors are trained on the principles of the Code of Conduct. They must annually affirm that they have read, understand, and are in compliance with the Code of Conduct. They are required to raise concerns about misconduct and report any potential or actual violations of the Code of Conduct, any internal Firm policy, or any law or regulation applicable to the Firm’s business. The Code of Conduct prohibits intimidation or retaliation against anyone who raises an issue or concern in good faith or assists with an investigation.
Employees and directors can report potential or actual violations of the Code of Conduct to management, Human Resources, Global Security, the Office of the General Counsel, or via the JPMorgan Chase Conduct Hotline ("Hotline"), either by phone, online or mobile. The Hotline is anonymous, except in certain non-U.S. jurisdictions where anonymous reporting is prohibited. It is available 24/7 globally, with translation services. The Hotline is maintained by a third party service provider.
Employees in Human Resources and Global Security follow specific procedures when handling employee-initiated complaints. Suspected violations of the Code of Conduct, Firm policy, or the law are investigated by the Firm and may result in an employee being cleared of the suspected violation or in an escalating range of actions, including termination of employment, depending upon the facts and circumstances. Compliance and Human Resources report periodically to the Audit Committee on the Code of Conduct program. The CMDC periodically reviews reports from management regarding significant conduct issues and any related employee actions.

Code of Ethics for Finance Professionals
The Code of Ethics for Finance Professionals, a supplement to the Code of Conduct, applies to the Chair, CEO, CFO, Controller, and all other professionals of the Firm worldwide serving in a finance, accounting, treasury, tax or investor relations role. The purpose of our Code of Ethics is to promote honest and ethical conduct and adherence with the law in connection with the maintenance of the Firm’s financial books and records and the preparation of our External Financial Reporting. It also addresses the reporting of actual or apparent conflicts of interest and actual or potential violations or other matters that would compromise the integrity of the Firm’s External Financial Reporting.
Supplier Code of Conduct
The Supplier Code of Conduct outlines the Firm’s expectation that suppliers demonstrate the highest standards of business conduct, integrity, and adherence to the law. The Supplier Code of Conduct applies to our suppliers, vendors, consultants, contractors and other third parties working on behalf of the Firm, as well as to the owners, officers, directors, employees and contractors of these supplier organizations and entities. The Supplier Code of Conduct provides specific guidance regarding suppliers’ responsibility to comply with all applicable laws and regulations and to have policies ensuring such compliance, their duty to escalate concerns, handle information properly and maintain accurate records, address potential conflicts of interest, and operate responsibly with respect to laws governing competition, corruption, political activities, as well as environmental, human rights, and other matters.
How to contact our Board
The Board actively manages its information flow through a variety of means and requires management to provide the Board with the appropriate information to assist the Board in meeting its core responsibilities, as described in this Corporate Governance section.
To contact our Board of Directors, any Board member, including the Lead Independent Director, any committee chair, or the independent directors as a group, email correspondence to the Office of the Secretary at corporate.secretary@jpmchase.com, or mail to: JPMorgan Chase & Co., Attention (name of Board member(s)), Office of the Secretary, 4 New York Plaza, New York, NY 10004-2413.

JPMORGAN CHASE & CO.	36	2022 PROXY STATEMENT

Executive Compensation

Proposal 2: Advisory resolution to approve executive compensation

Approve the Firm’s compensation practices and principles and their implementation for 2021 for the compensation of the Firm’s Named Executive Officers as discussed and disclosed in the Compensation Discussion and Analysis, the compensation tables, and any related material contained in this proxy statement.
RECOMMENDATION: Vote FOR approval of this advisory resolution to approve executive compensation

2022 PROXY STATEMENT	37	JPMORGAN CHASE & CO.

OVERVIEW

We believe our compensation philosophy promotes an equitable and well-governed, long-term approach to compensation, including pay-for-performance practices that attract and retain top and diverse talent, are responsive to and aligned with shareholders, and encourage a shared success culture in support of our Business Principles and strategic framework.

OUR LONG- TERM APPROACH TO EXECUTIVE COMPENSATION: DISCIPLINED PERFORMANCE ASSESSMENT TO DETERMINE PAY
The Firm’s Board of Directors believes that JPMorgan Chase’s long-term success as a premier financial services firm depends in large measure on the talents of our employees and a proper alignment of their compensation with performance and sustained shareholder value. The Firm’s compensation programs play a significant role in our ability to attract, retain and properly motivate the highest quality workforce.
The foundations of our compensation practices are a focus on performance within a controlled environment, alignment with the interests of shareholders, sensitivity to the relevant marketplace and a long-term view consistent with our Business Principles and strategic framework.
The Compensation Discussion and Analysis that follows describes our compensation philosophy and pay-for-performance framework, and discusses how compensation for the Firm’s Named Executive Officers is aligned with the Firm’s long-term performance and with our shareholders’ interests.

PROPOSAL 2 – ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION
As required by Section 14A of the Securities Exchange Act of 1934, as amended, this proposal seeks a shareholder advisory vote to approve the compensation of our Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K through the following resolution:
“Resolved, that shareholders approve the Firm’s compensation practices and principles and their implementation for 2021 for the compensation of the Firm’s Named Executive Officers as discussed and disclosed in the Compensation Discussion and Analysis, the compensation tables, and any related material contained in this proxy statement.”
This advisory vote will not be binding upon the Board of Directors. However, the Compensation & Management Development Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

JPMORGAN CHASE & CO.	38	2022 PROXY STATEMENT

EXECUTIVE COMPENSATION | COMPENSATION DISCUSSION AND ANALYSIS
Compensation Discussion and Analysis
The following CD&A is organized around three key factors for shareholders to consider:

1
HOW WE THINK ABOUT PAY DECISIONS
The Firm’s Business Principles and strategic framework form the basis of our OC members’ strategic priorities. The CMDC references those strategic priorities and the Firm’s compensation philosophy to assess OC members’ performance and to determine their respective total compensation levels and pay mix

Performance Assessment Cycle
The Firm's disciplined pay-for-performance cycle starts with OC members establishing strategic plans, budgets and priorities at the Firm-wide, business/function, and individual levels. These are reviewed by the Board, approved by the CMDC, and priorities are communicated internally and externally. One of the key factors that the CMDC considers in assessing OC members' performance is their progress toward goals related to the Firm's diversity, equity and inclusion priorities

Pay Determination
The CMDC uses informed judgement to determine OC members’ pay based on four broad performance dimensions over the long-term (see section 2 below), and after considering competitive market practices
PSU Payout The PSU calculation links the ultimate payout of awards to pre-established absolute and relative ROTCE goals, subject to risk and control features
Pages 40-52

2	HOW WE PERFORMED AGAINST OUR BUSINESS STRATEGY

2021 Business Results
Throughout 2021, the Firm continued to build upon its strong momentum from prior years amid the continued challenges of COVID-19, while driving higher customer satisfaction scores and greater market share across our businesses

Risk, Controls & Conduct
•Continued to invest in our cyber defense capabilities, training and partnerships
•Reinforced expectations of integrity, transparency and ethical conduct through periodic trainings, senior leadership communication and employee engagement
Client/Customer/Stakeholder
•Examples of external recognition[3] we received in 2021 include:
•CCB: #1 in U.S. retail deposit market share
•CIB: #1 in Markets revenue and Investment Banking fees
•CB: #1 multifamily and U.S. middle market syndicated lender
•AWM: Best Private Bank in the World
•Continued to invest in enhancing client/customer experience through new and expanded digital capabilities, and to promote inclusive, sustainable growth and opportunity in communities where we operate
Teamwork & Leadership
•Continued to invest in succession planning; diversity, equity and inclusion; leadership and employee growth; and benefits & wellness best practices, including COVID-19 support
•Dedicated to a culture that enables leaders and their teams to grow and succeed
•Continued execution of long-term succession planning strategy on the Operating Committee

	$48.3B NET INCOME	$15.36 EPS

	19% | 23% ROE ROTCE[1]	$28.5B NET CAPITAL DISTRIBUTIONS[2]

Pages 53-64

3	HOW PERFORMANCE DETERMINED CEO PAY IN 2021

Consistently Strong Absolute Performance
After considering the Firm’s consistently strong 2021 and multi-year performance against its business strategy under Mr. Dimon’s stewardship, the Board awarded him $34.5 million in total annual compensation for 2021[4]

Consistently Strong Relative Pay for Performance Alignment
On a trailing average basis, the Firm's average percentage of net income paid to Mr. Dimon continues to rank among the lowest of our peers, demonstrating our strong pay-for-performance alignment, and a more efficient CEO pay allocation ratio

Prior 3-Year Average % of Profits Paid to CEOs (2018-2020)[5]
Pages 65-72

1ROTCE is a non-GAAP financial measure; refer to Note 1 on page 110 for a further discussion of this measure.
2Reflects common dividends and common stock repurchases, net of common stock issued to employees.
3For recognition sources for CCB, CIB and AWM, refer to pages 68-71; CB recognition from S&P Global Market Intelligence and Refinitiv, respectively, as of December 31, 2021.
4The Board granted Mr. Dimon a special award in 2021 that is not part of his regular annual compensation and will not be awarded on a recurring basis. Refer to page 66 for further information.
5Total compensation is comprised of base salary, cash bonus paid and long-term incentive compensation (target value) in connection with the performance year, which may be different from amounts reported in the Summary Compensation Table. Refer to Note 1 on page 66 for further information.

2022 PROXY STATEMENT	39	JPMORGAN CHASE & CO.

COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE COMPENSATION

1
How we think about pay decisions
The Firm’s Business Principles and strategic framework form the basis of our OC members’ strategic priorities. The CMDC references those strategic priorities and the Firm’s compensation philosophy to assess OC members’ performance and to determine their respective total compensation levels and pay mix.

Business Principles

The Firm’s Business Principles and culture are fundamental to our success in the way we do business over the long-term.

Exceptional Client Service	A Commitment to Integrity, Fairness and Responsibility	Operational Excellence	Great Team and Winning Culture

Strategic Framework

Guided by our Business Principles, our strategic framework provides holistic direction for the Firm and focuses on four primary strategic tenets:
•Operating exceptional client franchises;
•Maintaining our unwavering principles;
•Adding long-term shareholder value; and
•Promoting sustainable business practices
Each year, the Operating Committee reviews the strategic framework to consider enhancements to the framework and its underlying tenets and priorities, and to adapt to changes in the competitive and market landscape if necessary, by considering the Firm’s strengths and challenges and the Firm’s performance over the prior year. In 2021, the CMDC approved the Firm’s updated strategic framework, which added a Sustainable Business Practices tenet and expanded the Unwavering Principles tenet, as the priorities of the CEO, including the 15 strategic priorities listed in the chart below.

Exceptional Client Franchises	•Customer centric and easy to do business with •Comprehensive set of products and services	•Focus on safety and security •Powerful brands

Unwavering Principles	•Fortress balance sheet •Risk governance and controls	•Culture and conduct •Operational resilience

Long-Term Shareholder Value	•Continuously investing in the future while maintaining expense discipline •Focus on customer experience and innovation	•Employer of choice for top and diverse talent

Sustainable Business Practices	•Investing in and supporting our communities •Integrating environmental sustainability into business and operating decisions	•Serving a diverse customer base •Promoting sound governance

Businesses develop strategic initiatives that map to the strategic framework and are designed to reinforce the Firm’s operating principles to be complete, global, diversified, and at scale.

JPMORGAN CHASE & CO.	40	2022 PROXY STATEMENT

EXECUTIVE COMPENSATION | COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy

Also guided by our Business Principles, our compensation philosophy is fundamental to our goal to attract, retain, and motivate our workforce in a competitive market.

Paying for performance and aligning with shareholders’ interests	Encouraging a shared success culture		Attracting and retaining top and diverse talent

Integrating risk management and compensation	No special perquisites and non-performance based compensation	Maintaining strong governance	Transparency with shareholders

Performance Assessment

In accordance with our compensation philosophy, the CMDC uses a balanced and disciplined approach to assess OC member performance throughout the year against four broad dimensions:
•Business Results, including absolute and relative performance over multiple years
•Risk, Controls & Conduct, including feedback received from the Firm’s risk and control professionals
•Client/Customer/Stakeholder, including our engagement in communities and commitment to provide economic opportunity to underserved communities, and address environmental and social issues such as climate change and racial equity
•Teamwork & Leadership, including creating a diverse, inclusive, respectful and accountable environment, and developing employees, managers and leaders as key drivers of our human capital management strategy

Pay Determination and Pay Mix

Following the performance assessment process, the CMDC determines the total compensation for each OC member, as well as their respective pay mix. Pay mix may include salary, cash incentive, Restricted Stock Units ("RSUs") and formula-based PSUs. Pay levels and pay mix are determined in the context of competitive market practices.

In summary, the CMDC believes that the disciplined and holistic process it follows for determining OC member pay is appropriately balanced by the formula used in our PSU program that ultimately determines OC member payout.
DISCIPLINED DISCRETION TO DETERMINE PAY	FORMULA TO DETERMINE ULTIMATE PAYOUT

2022 PROXY STATEMENT	41	JPMORGAN CHASE & CO.

COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE COMPENSATION

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2021
Our compensation philosophy, pay practices and governance process
Our pay-for-performance compensation program is designed to align the long-term interests of our employees with those of our shareholders by emphasizing sustained value and reinforcing personal accountability.
COMPENSATION PHILOSOPHY
Our compensation philosophy provides the guiding principles that drive compensation-related decisions across all levels of the Firm. We believe our compensation philosophy promotes an equitable and well-governed approach to compensation, which includes pay-for-performance practices that attract and retain top and diverse talent in a competitive market, is responsive to and aligned with shareholders, reinforces our culture and Business Principles, and integrates risk, controls and conduct considerations.

PAYING FOR PERFORMANCE AND ALIGNING WITH SHAREHOLDERS’ INTERESTS
•In making compensation-related decisions, we focus on risk-adjusted performance (the Firm’s risk and control professionals help contextualize the risk taken to achieve the return) and reward behaviors that generate sustained value for the Firm. This means that compensation should not be overly formulaic, rigid or focused on the short-term.
•A majority of OC member incentive compensation should be in equity that vests over multiple years to align with sustained performance.

ENCOURAGING A SHARED SUCCESS CULTURE
•Teamwork and leadership should be encouraged and rewarded to foster a culture that supports our Business Principles.
•Contributions should be considered across the Firm, within business units, and at an individual level when evaluating an employee’s performance.

ATTRACTING AND RETAINING TOP AND DIVERSE TALENT
•Our long-term success depends on the talents of our employees. Our compensation philosophy plays a significant role in our ability to attract, properly motivate and retain top and diverse talent.
•Competitive and reasonable compensation should help attract and retain the best talent to grow and sustain our business.
•Diversity, equity and inclusion priorities and progress are incorporated into year-end performance evaluations and compensation decisions for OC members and a select group of senior leaders.

INTEGRATING RISK MANAGEMENT AND COMPENSATION
•Risk management, compensation recovery, and repayment policies should be robust and designed to encourage behaving with standards of integrity that are required by our culture and Business Principles. Excessive risk-taking should be deterred.
•Conduct matters should be reviewed following Firmwide frameworks.
•Recoupment policies should include recovery of cash and equity compensation.
•Our pay practices must comply with applicable rules and regulations, both in the U.S. and globally.

NO SPECIAL PERQUISITES AND NON-PERFORMANCE BASED COMPENSATION
•Compensation should be straightforward and consist primarily of cash and equity incentives.
•We do not have special supplemental retirement or other special benefits just for executives, nor do we have any change-in-control agreements, golden parachutes, merger bonuses, or other special severance benefit arrangements for executives.

MAINTAINING STRONG GOVERNANCE
•Strong corporate governance is fostered by independent Board oversight of our executive compensation program by the CMDC, including defining the Firm’s compensation philosophy, reviewing and approving the Firm’s overall incentive compensation pools, and approving compensation for our OC, including the terms of compensation awards; CEO compensation is subject to full Board ratification.
•We have a rigorous process in place to review risk, controls and conduct issues at the Firm, line of business, functional, and regional levels, which can impact compensation pools as well as reduce compensation at the individual level, in addition to other employee actions.

TRANSPARENCY WITH SHAREHOLDERS
•Transparency to shareholders regarding our executive compensation program is important. We disclose all material terms of our executive pay program and any actions on our part in response to significant events, as appropriate.

JPMORGAN CHASE & CO.	42	2022 PROXY STATEMENT

EXECUTIVE COMPENSATION | COMPENSATION DISCUSSION AND ANALYSIS

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2021
The effectiveness of our compensation program is dependent upon the alignment of sound pay-for-performance practices with our compensation philosophy. Highlighted below are pay practices that are integral to our compensation program, as well as certain pay practices that we chose not to implement.
WE ADOPT SOUND PAY PRACTICES

Principles-based compensation philosophy – Guiding principles that drive compensation-related decision-making across all levels of the Firm	Competitive benchmarking – We evaluate pay levels and pay practices against relevant market data
Robust anti-hedging/anti-pledging provisions – Strict prohibition on hedging and pledging of unvested awards and shares owned outright	Responsible use of equity – We used less than 1% of weighted average diluted shares in 2021 for employee compensation
Strong clawback provisions – Comprehensive recovery provisions that enable us to cancel or reduce unvested awards and require repayment of previously awarded compensation, if appropriate	Risk, controls and conduct impact pay – We consider material risk, controls and conduct issues and make adjustments to compensation, if appropriate
Pay at risk – OC member compensation is predominantly “at-risk” and contingent on the achievement of performance goals that are integrally linked to shareholder value and safety and soundness	Strong share holding requirements – OC members are required to retain significant portions of net shares received from awards to increase ownership over the long-term
Majority of variable pay is in deferred equity – Most OC member variable compensation is deferred in the form of PSUs and RSUs that vest over three years[1]	Robust shareholder engagement – Each year we provide the Board with feedback from our shareholders on a variety of topics, including our compensation programs and practices

WE AVOID POOR PAY PRACTICES

No golden parachute agreements – We do not provide additional payments or benefits as a result of a change-in-control event	No guaranteed bonuses – We do not provide guaranteed bonuses, except for select individuals at hire

No special severance – We do not provide special severance. All employees, including OC members, participate at the same level of severance, based on years of service, capped at 52 weeks up to a maximum credited salary
No special executive benefits •No private club dues or excessive tax gross-ups for benefits •No 401(k) Savings Plan matching contribution •No special health or medical benefits •No special pension credits

GOVERNANCE RESPONSIBILITIES OF THE CMDC
The CMDC oversees our compensation programs throughout the year, which enables the programs to be proactive in addressing both current and emerging developments or challenges. Key committee responsibilities related to compensation programs include:
•Periodically reviewing and approving a statement of the Firm’s compensation philosophy, principles and practices
•Reviewing the Firm’s compensation practices and the relationship among risk, risk management and compensation (including safety and soundness and avoiding practices that could encourage excessive risk-taking)
•Adopting pay practices and approving any necessary formulas, performance metrics or pool calculations in compliance with applicable U.S. and global regulatory, statutory or governance requirements
•Reviewing and approving overall incentive compensation pools (including equity/cash mix)
•Reviewing the business-aligned incentive compensation plan governance, design and evaluation framework
•Reviewing over multiple meetings and approving compensation for our OC and, for the CEO, making a compensation recommendation to the Board for consideration and ratification by the independent directors
•Reviewing compensation for employees who are material risk-takers identified under Federal Reserve standards (“Tier 1 employees”), U.K. and/or European Union standards (“Identified Staff”) or other similar standards, collectively “Designated Employees”
•Reviewing and approving the design and terms of compensation awards, including recovery/clawback provisions
The CMDC continues to retain the discretion to make awards and pay amounts that may not qualify as tax deductible.
1PSUs are also subject to a two-year hold after each vesting for a combined holding period of five years. The terms and conditions of Mr. Pinto’s compensation reflect the requirements of E.U. and U.K. regulations. Refer to Note 1 on page 46 for additional information on Mr. Pinto’s pay mix.

2022 PROXY STATEMENT	43	JPMORGAN CHASE & CO.

COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE COMPENSATION

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2021
Our performance assessment cycle starts with planning and priority-setting
The CMDC uses a disciplined pay-for-performance framework to make decisions about the compensation of our OC members, so that their compensation is commensurate with the overall performance of the Firm, their respective businesses, and their individual performance. The cycle starts with establishing strategic plans, budgets and priorities at those same levels, with the key elements and timing summarized below:

OC STRATEGIC PLANNING	At their annual strategy meeting typically held in the summer, the Operating Committee defines the Firm's strategic framework, establishes strategic priorities for the Firm, lines of business (“LOB”), and functions, and evaluates progress against the prior year’s strategic priorities.	Q3

BOARD STRATEGY REVIEW	Following the OC strategy meeting, the Board reviews Firm and business unit strategies, business plans and preliminary budgets for the upcoming year.	Q3

PRIORITY SETTING	OC members establish Firm, business/function and individual performance priorities, which are shared with the Board.	Q4

BUDGET/STRATEGIC FRAMEWORK	The Board reviews multi-year Firm and business/function budgets against strategic priorities, and the CMDC approves the Firm’s multi-year strategic framework as the goals and objectives for the CEO.	Q4- Q1

EXTERNAL COMMUNICATION	Key strategic initiatives and medium-term financial targets are communicated externally.	Q1

RISK & CONTROL REVIEW	Assessments of workforce conduct-related matters occur throughout the year. The outcomes of these assessments may result in compensation impacts, negative performance ratings, or other appropriate employment actions or decisions.	Q1- Q4
	Feedback on OC members is provided by the Firm's risk and control professionals.	Q4

DEI ACCOUNTABILITY	OC members are provided with feedback on behaviors, practices and progress toward goals related to the Firm's diversity, equity and inclusion priorities.	Q1-Q4
	Progress on these priorities are included in OC members' overall assessments.	Q4

PERFORMANCE ASSESSMENTS	OC members prepare individual self-assessments. At year-end, the Board and CMDC are provided with OC members’ individual self-assessments in support of their holistic assessment throughout the cycle of OC member performance against strategic priorities. Individual performance of our NEOs is discussed in greater detail on pages 67-72.	Q4

Throughout the performance assessment cycle, the Board and CMDC engage in regular discussions with the CEO and the Head of Human Resources ("HR") about individual OC members’ performance, as appropriate.
This approach (rather than determining pay levels during a single year-end process) enables the CMDC and the Board to make balanced and informed OC member pay decisions that are aligned with long-term performance against four broad dimensions, which consider short-, medium- and long-term priorities that drive sustained shareholder value, while accounting for risk, controls and conduct objectives:

Business Results	Risk, Controls & Conduct	Client / Customer / Stakeholder	Teamwork & Leadership

To promote a proper pay-for-performance alignment, the CMDC does not assign relative weightings to these dimensions, and also considers other relevant factors, including market practices.

JPMORGAN CHASE & CO.	44	2022 PROXY STATEMENT

EXECUTIVE COMPENSATION | COMPENSATION DISCUSSION AND ANALYSIS

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2021
Pay determination and pay mix
EVALUATING MARKET PRACTICES
In order to effectively attract, properly motivate and retain our senior executives, the CMDC periodically reviews market data relating to pay levels, pay mix and pay practices.
In evaluating market data for OC members, the CMDC benchmarks against our primary financial services peer group, which consists of large financial services companies with which the Firm directly competes for both talent and business. The following companies comprise our primary financial services peer group, which remains unchanged from last year:
•American Express
•Bank of America
•Citigroup
•Goldman Sachs
•Morgan Stanley
•Wells Fargo
Given the diversity of the Firm’s businesses, the CMDC may also periodically reference the pay plans and practices of other financial services companies as well as leading large, global firms across multiple industries. The CMDC considers the size, presence, brand and reputation of the companies, and the nature and mix of their businesses in using this data. These companies include some or all of the following: 3M, Alphabet, Amazon, Apple, AT&T, Barclays, BlackRock, BNY Mellon, Boeing, Capital One Financial, Chevron, Coca-Cola, Comcast, Credit Suisse, CVS Health, Deutsche Bank, ExxonMobil, General Electric, HSBC, IBM, Johnson & Johnson, Merck, Meta, Microsoft, Oracle, PayPal, PepsiCo, Pfizer, Procter & Gamble, Raytheon, UBS, Verizon, Wal-Mart and Walt Disney. Although these reference companies are not part of our primary financial services peer group, we believe that their practices can provide a relevant point of reference for maintaining a competitive talent and compensation program.
DISCIPLINED PROCESS TO DETERMINE PAY
Pay level
In determining total compensation levels for individual OC members, the CMDC evaluates various pay scenarios in light of the following considerations to inform their judgment:
•Performance, based on the four broad assessment dimensions as discussed on pages 53-64, including risk and control
•Value of the position to the organization and shareholders over time (i.e., “value of seat”)
•Leadership and the example they set for others by acting with integrity and strengthening the Firm’s culture, including diversity, inclusion and respect
•External talent market (i.e., market data)
While market data provides the CMDC with useful information regarding our competitors, the CMDC does not target specific positioning (e.g., 50th percentile), nor does it use a formulaic approach in determining competitive pay levels. Instead, the CMDC uses a range of data as a reference, which is considered in the context of each executive’s performance over a multi-year period, and the CMDC’s assessment of the value the individual delivers to the Firm.
For 2021, compensation awarded to the OC members also represents a balance between the outstanding efforts and performance of the Firm with the continued impact of the COVID-19 pandemic on the Firm's other stakeholders, as well as the Board’s continued focus on executive retention and succession planning.
Pay mix
Once the CMDC determines OC members’ total incentive compensation, it then establishes the appropriate pay mix between an annual cash incentive and long-term equity, including PSUs and RSUs.
For OC members other than the CEO and those located in the U.K., consistent with prior years, the CMDC continued to apply the Firm’s standard cash/equity incentive mix formula to each of their 2021 incentive compensation awards. For the CEO, also consistent with prior years, the Board continued to override the standard cash/equity formula to maintain a lower cash allocation of $5 million, so that a larger majority of his incentive compensation would be comprised of shareholder-aligned equity, with 100% of it in the form of performance-conditioned PSUs. PSUs are 100% at-risk and will result in no payout unless a threshold performance level is achieved.

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COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE COMPENSATION

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2021
For OC members other than the CEO, the CMDC determined that a 50%/50% mix of time-based RSUs and at-risk PSUs would continue to provide an appropriate balance to their equity exposure. Per the Firm’s standard cash/equity incentive mix formula, the OC members were awarded 60% of their incentive compensation in long-term equity (30% in PSUs and 30% in RSUs), with the remaining 40% paid in cash.
The CMDC believes that this significant weighting of pay mix to equity encourages OC members to focus on the long-term success of the Firm while mitigating excessive risk-taking, and provides a competitive annual cash incentive opportunity. The CMDC has established a different pay mix for OC members in the U.K., including Mr. Pinto, due to local E.U. and U.K. regulations for Identified Staff under the Capital Requirements Directive. For further details on Mr. Pinto’s pay mix, see Note 1 below.
Summary of pay elements
Our compensation program provides for an appropriate mix between base salary, cash and equity incentives that vest over time. The table below summarizes the elements of compensation for the 2021 performance year.

	% of Variable
Elements	CEO	Other NEOs[1]	Description[1]	Vesting Period[1]	Subject to Clawback[2]
Fixed
Salary	N/A	N/A	•Fixed portion of total pay that enables us to attract and retain talent •Only fixed source of cash compensation	•N/A	N/A
Variable
Cash Incentive	~15%	40%	•Provides a competitive annual cash incentive opportunity •Payout determined and awarded in the year following the performance year •Represents less than half of variable compensation	•Immediately vested
RSUs	0%	30%
•RSUs serve as a strong retention tool
•Dividend equivalents are paid on RSUs at the time actual dividends are paid
•RSUs and PSUs do not carry voting rights, and are subject to protection-based vesting and the OC stock ownership/retention policy
•RSUs and PSUs provide a competitive mix of time-based and performance-conditioned equity awards that are aligned with long-term shareholder interests as the value of payout fluctuates with stock price performance
•PSUs reinforce accountability by linking objective targets to a formulaically determined payout based on absolute and relative ROTCE
•PSU performance goals are the same for the entire award term
•PSU payout ranges from 0–150% and is settled in shares
•Dividend equivalents accrue on PSUs and are subject to the same vesting, performance and clawback provisions as the underlying PSUs
				•Generally over three years: ◦50% after two years, with the remaining 50% after three years
PSUs	~85%	30%		•Combined period of approximately five years prior to availability: ◦Award cliff-vests at the end of the three-year performance period ◦Subject to a two-year hold after vesting

1Excludes Mr. Pinto, who was located in the U.K. in 2021. Due to local regulations, Mr. Pinto received a fixed allowance (which is not subject to clawback), did not receive a cash incentive, and both his RSUs and PSUs are subject to: (i) extended seven-year vesting period (commencing ratably on the third anniversary of grant, subject to the standard vest date occurring within 10 days of the grant date anniversary for RSUs); (ii) additional U.K. clawback/ recovery provisions; and (iii) a minimum twelve-month hold after each vesting, and are not eligible for payment/accrual of dividend equivalents. In addition, as it relates to Mr. Pinto’s PSUs, the CMDC may use its discretion, as appropriate, to downward adjust payout based on his performance against qualitative criteria and priorities during the performance period, including performance against his local regulatory responsibilities as a U.K. “Senior Manager” under the Senior Managers & Certification Regime. Local regulators review compensation structures for Identified Staff periodically and may require future adjustments. Additional information on the composition of Mr. Pinto’s compensation is on page 65.
2Additional information on recovery and clawback provisions is provided on page 52.

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EXECUTIVE COMPENSATION | COMPENSATION DISCUSSION AND ANALYSIS

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2021
Performance share unit program
PROCESS TO DETERMINE PAYOUT
As part of the design of the PSU program, the ultimate number of PSUs paid out at vesting is determined by a pre-established formula determined at the time of the award based on the Firm’s absolute and relative ROTCE performance over the subsequent three years, with the value of the payout ranging from 0% to 150%, subject to risk and control features. Similar to RSUs, the value upon vesting of PSUs is also directly tied to the Firm’s performance through its stock price. The CMDC believes that the PSU design continues to appropriately incentivize strong performance by our OC members, does not encourage excessive risk-taking and is aligned with long-term shareholder interests. Since PSUs were first introduced in 2015, we have received positive shareholder support for this aspect of our executive compensation program.
For the 2021 PSU awards granted in January 2022, the CMDC maintained the key features of our PSU design, including the enhancements it made to the 2019 PSU awards in response to feedback from shareholders. These enhancements included:
•Changing the payout calculation methodology to be based on the Firm’s three-year average ROTCE performance on both an absolute and relative basis. Previously, payout was calculated annually for one-third of the awarded units.
•Increasing the rigor of the relative payout scale to further differentiate payout for outperformance, median performance and underperformance, as summarized below:
◦Top quartile relative performance no longer pays out at 150% for all three ranks;
◦Target (100%) payout requires above median performance;
◦Below median performance pays out at a maximum of 80%; and
◦Bottom relative performance pays out at 0%.
The chart below provides a detailed comparison of the relative performance payout levels for PSU awards that were outstanding as of February 28, 2022:

Relative Ranking	1	2	3	4	5	6	7	8	9	10	11	12

2019-2021 Awards	150%	140%	130%	120%	100%	90%	80%	70%	60%	50%	40%	0%
2018 Awards	150%	150%	150%	125%	112.5%	100%	100%	85%	70%	55%	40%	25%

			75th			Median			25th
Additionally, for the 2021 PSU awards, the Committee calibrated the upper and lower absolute ROTCE thresholds to 18% and 6% respectively, based on the current forecast of the Firm's future performance.

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COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE COMPENSATION

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2021
KEY FEATURES OF OUR 2021 PSU PROGRAM
The key features of our 2021 PSUs are substantially unchanged and are summarized below:

Plan Feature	Performance Year 2021 PSU Award Description
Vehicle	•Value of units moves with stock price during performance period; units are settled in shares at vesting.
Time Horizon
•Three-year cliff-vesting, plus an additional two-year holding period (for a combined five-year holding period). Due to local U.K. regulations, PSUs are subject to an extended seven-year vesting period commencing ratably on the third anniversary of the grant for OC members in the U.K, including Mr. Pinto.

Performance Measure
•The CMDC selected ROTCE, a comprehensive performance metric that measures the Firm’s net income applicable to common equity as a percentage of average tangible common equity. ROTCE is used by the Firm, as well as investors and analysts, in assessing the earnings power of common shareholders’ equity capital and is a useful metric for comparing the profitability of the Firm with that of competitors.

Payout Scale
•Payout under the PSU plan is calculated at the end of the three-year performance period based on absolute and relative average ROTCE[1], per the payout scale below. The use of both absolute and relative ROTCE helps promote a reasonable outcome for both shareholders and participants. For the 2021 PSU award, the CMDC set the absolute ROTCE thresholds as follows: (1) maximum payout at 18% or greater (consistent with 18% in 2018, 2019, and 2020); and (2) zero payout at less than 6%, no change from prior years.

PSU Performance Companies
•In determining companies to include in the relative ROTCE scale, the CMDC selected competitors with business activities that overlap with at least 30% of the Firm’s revenue mix. These are unchanged from prior years and include Bank of America, Barclays, Capital One Financial, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, HSBC, Morgan Stanley, UBS and Wells Fargo.

Minimum Risk-based Hurdle
•If the Firm’s common equity Tier 1 (“CET1”) capital ratio[2] is less than 7.5% at any year-end, then up to one-third of unvested PSUs will be subject to downward adjustment by the CMDC for each such year. The CET1 feature was first introduced with the 2017 PSU award.

Narrow Adjustment Provision
•The CMDC may make adjustments (up or down) to maintain the intended economics of the award in light of changed circumstances (e.g., change in accounting rules/policies or changes in capital structure). The CMDC may also make additional downward adjustments in relation to U.K. OC members' PSUs, including Mr. Pinto’s (refer to Note 1 on page 46).

OUR PSU PROGRAM SPANS A 5-YEAR TIME HORIZON

PSU goal is set at beginning of performance period

3-Year Performance Period (cliff-vest)			2-Year Additional Hold on Fully Vested Awards
2022	2023	2024	2025	2026
Payout is calculated based on average ROTCE over the 3-year performance period			Ultimate number of units earned

Awards subject to reduction/cancellation/clawback based on Risk/Control features (including protection-based vesting)

1Average ROTCE is calculated over the three-year performance period using unadjusted reported data as set forth in public financial disclosures.
2The CET1 ratio is a key regulatory capital measure; refer to Additional notes, Note 2, on page 111, for additional information on this measure.

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EXECUTIVE COMPENSATION | COMPENSATION DISCUSSION AND ANALYSIS

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2021
DETERMINING ABSOLUTE AND RELATIVE PSU PERFORMANCE GOALS
•Each year, in determining the absolute ROTCE goal and minimum ROTCE threshold for that year’s PSU awards, the CMDC reviews the Firm’s historical performance and a reasonable range of possible net income and capital outcomes over the next three years. For the 2021 PSU awards granted in January 2022, these outcomes were considered in the context of (among other things) the expected impacts of: regulatory capital requirements; annual stress tests; interest rates; COVID-19; as well as the U.S. and global economic and geopolitical environment, all of which affect the range of ROTCE outcomes in the medium-term. To this end, the CMDC believes that it has set upper and lower absolute performance thresholds that are sufficiently rigorous compared to the Firm’s current ROTCE outlook over the next 3 years.
•Consistent with the Firm’s pay-for-performance philosophy, in setting the relative ROTCE performance goals for the 2021 PSU awards, the CMDC determined that payout above target should be limited to instances in which the Firm outperforms the majority of its competitors on a relative basis, with below target payout occurring in instances of underperformance. Achievement of median relative performance results in below-target payout. Outstanding relative performance, which results in a payout of 150%, is limited to achieving a top ranking.
PSUS AWARDED FOR PERFORMANCE YEARS 2018, 2019, AND 2020
•The Firm reported ROTCE of 19%, 14%, and 23% in 2019, 2020, and 2021 respectively, resulting in first quartile relative performance for each tranche of the 2018 PSU awards referencing those years. On March 25, 2022, the 2018 PSU awards vested at 150%. For the 2019 and 2020 PSU awards, the payout will be calculated once the performance period ends on December 31, 2022 and December 31, 2023 respectively, based on the Firm's absolute and relative three-year average ROTCE performance.

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COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE COMPENSATION

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2021
Strong ownership & accountability provisions support our compensation philosophy
STOCK OWNERSHIP GUIDELINE AND RETENTION REQUIREMENTS
The CMDC believes it is important to align the interests of the OC members with those of our shareholders. To meet this objective, OC members are subject to a stock ownership guideline and retention policy.
While on the Operating Committee, each member is required to accumulate either:
•A minimum of between 200,000 and 400,000 shares (1 million shares for the CEO); or
•A minimum fixed dollar value of shares of between $10 million and $30 million ($75 million for the CEO).
Shares credited for purposes of satisfying the above ownership levels include shares owned outright, as well as 50% of unvested RSUs and PSUs, but do not include stock appreciation rights ("SARs") or stock options.
The stock ownership guideline must be met within six years of the later of the effective date of the policy or appointment to the Operating Committee. If the stock ownership guidelines are subsequently increased, the higher ownership guideline must be satisfied within six years of such revision, unless otherwise determined by the CEO and CMDC.
Prior to reaching their designated share ownership guideline, OC members are required to retain 75% of all net shares received from equity awards granted after they join the Operating Committee. Once they have met their ownership guideline, the policy requires OC members to continue retaining 50% of all net shares received from awards (75% for the CEO) as summarized below:

Retention Requirement
Before Guideline Met	After Guideline Met
75% of net shares until stock ownership guideline is met	50% of net shares for the duration of their service on the Operating Committee (75% for the CEO)
Because OC members are required to continue accumulating shares even after having met their share ownership guideline, the resulting increase of share ownership over time further strengthens their interests with those of our shareholders.
ANTI-HEDGING/ANTI-PLEDGING PROVISIONS
All employees are prohibited from hedging or pledging unvested RSUs and PSUs, and unexercised stock appreciation rights or stock options. In addition:
•Hedging any shares owned outright or through deferred compensation by an OC member is prohibited
•Shares held directly by an OC or Board member may not be held in margin accounts or otherwise pledged
For information on the hedging/pledging restrictions applicable to our directors, please see “Director compensation” on pages 32 and 33.
INTEGRATING RISK WITH COMPENSATION
The CMDC holds an annual joint session with the Risk Committee to review Firmwide Human Resources and compensation practices, including:
•How we integrate risk, controls and conduct considerations into key HR practices including performance development, compensation, promotion and succession planning
•Compensation features and elements designed to discourage imprudent risk-taking (e.g., multi-year vesting, clawbacks, prohibition on hedging, etc.)
•Annual incentive pool processes for LOBs and functions
•Regulatory updates which have impacted or may impact HR practices in the future
The committees are also provided with information on our performance development process, a summary of risk, controls and conduct feedback, and updates regarding HR Control Forum issues.
STRONG ACCOUNTABILITY AND RECOVERY PROVISIONS
Our executive compensation program is designed to hold executives accountable, when appropriate, for meaningful actions or issues that negatively impact business performance or the Firm’s reputation in current or future years.
Issues that may warrant recovery determinations can be raised at any time, including in HR Control Forums, annual assessments of employee performance and when Designated Employees resign or their employment is terminated by the Firm. Under the Firm’s process to govern these determinations:
•We have established a process for reviewing compensation or other employee actions following a determination that the cause and materiality of a risk-related loss, issue or other set of facts and circumstances warrants such a review of accountability
•The CMDC is responsible for determinations involving OC members (determinations involving the CEO are subject to ratification by independent members of the Board). The Firm has a framework that identifies and assesses employee risk and drives consistent management decisions and discipline. For more material risk and control issues, the HR Control Forum process described on the following page explains how issues are reviewed and impacts are recommended.

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EXECUTIVE COMPENSATION | COMPENSATION DISCUSSION AND ANALYSIS

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2021
HOLDING INDIVIDUALS ACCOUNTABLE
To hold individuals responsible for taking risks inconsistent with the Firm’s risk appetite and to discourage future imprudent behavior, the Firm has policies and procedures that enable it to take timely and proportionate actions with respect to accountable individuals, including:
I.Reduce or altogether eliminate annual incentive compensation;
II.Cancel unvested awards (in full or in part);
III.Clawback/Recover previously paid incentive compensation (cash and/or equity);
Summary of Reasons for Cancellations & Clawbacks

Trigger	Vested	Unvested
Restatement	✓	✓
Misconduct	✓	✓
Risk-related	✓	✓
Protection-based		✓
IV.Demotion, negative performance rating or other appropriate employment actions; and
V.Termination of employment.
The Firm has a framework in place that provides for recommended impacts to drive consistency. However, the precise actions we take with respect to accountable individuals, which may also include coaching and training in addition to the above, are based on the relevant circumstances, including the nature of their involvement, the magnitude of the event and the impact on the Firm.
Clawback Disclosure
During 2021, we did not take any action to recover or clawback any incentive compensation from the OC members or Firmwide Controller.
RISK, CONTROLS & CONDUCT REVIEW PROCESS
A summary of the review processes we maintain to evaluate risk, controls and conduct issues and to identify individuals who may be subject to remedial actions such as impacts to performance assessment, additional training, compensation and/or termination is provided below:

1	Enhanced performance reviews	2	Employee conduct matters

}   Employees in roles which could expose the Firm to greater risks (including OC and other Designated Employees) are subject to a more disciplined evaluation process, including certain compensation terms and conditions as a mechanism to balance the greater risk. The enhanced performance process includes:
}   Formal Risk and Control Feedback that is solicited from Control Function partners on an annual basis for certain Designated Employees across the Firm
}   High and medium severity issues owned directly or indirectly by certain Designated Employees are summarized on a Risk and Control Issue Report
}   This feedback is used by managers to help assess whether these employees are meeting our risk, controls and conduct expectations
}   All other employees are evaluated by their managers against the Firm’s four performance dimensions, which include the Risk, Controls & Conduct dimension

}   We have an enterprise-wide framework for management to oversee and respond to workforce conduct-related matters that may otherwise expose the Firm to financial, reputational, compliance and other operating risks
}   Actual or potential misconduct for matters that create material risk and control concerns are escalated to our HR Control Forum process, as described below

Escalation by Control Committees and other sources

LOB, function, and regional HR Control Forums

Firmwide HR Control Forum reviews outputs from and provides feedback to LOB/function/regional forums and provides constructive challenge

OC member self-assessments are shared with the Board

Compensation & Management Development Committee

} The CMDC reviews a summary of outcomes of HR Control Forums } The outcomes of these Forums are factored into incentive compensation, where appropriate

3	Designated Employees exit reviews

Certain Designated Employees are subject to an enhanced exit process prior to separating from the Firm to determine the circumstances surrounding the employee's termination, including seeking feedback from senior Control Function employees to see if they are associated with any known or potential emerging risk, controls and conduct issues that may warrant current or potential future monitoring for forfeiture or clawback of an award

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COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE COMPENSATION

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2021
CLAWBACK/RECOVERY PROVISIONS
We maintain clawback/recovery provisions on both cash incentives and equity awards which enable us to reduce or cancel unvested awards and recover previously paid compensation in certain situations. While incentive awards are intended and expected to vest according to their terms, the Firm’s strong recovery provisions permit recovery of incentive compensation awards in appropriate circumstances.
The following table provides details on the clawback provisions that apply to our OC members and the Firmwide Controller.
EQUITY CLAWBACK REVIEW PROVISIONS1

Award Type
Category	Trigger	Vested	Unvested
Restatement	•In the event of a material restatement of the Firm’s financial results for the relevant period
•This provision also applies to cash incentives
Misconduct	•If the employee engaged in conduct detrimental to the Firm that causes material financial or reputational harm to the Firm, or engaged in knowing and willful misconduct related to employment
•If the award was based on material misrepresentation by the employee
•If the employee is terminated for cause
Risk-related and Other
•If the employee improperly or with gross negligence failed to identify, raise or assess, in a timely manner and as reasonably expected, issues and/or concerns with respect to risks material to the Firm

•If the award was based on materially inaccurate performance metrics, whether or not the employee was responsible for the inaccuracy
Protection-Based Vesting[2]
•If performance in relation to the priorities for their position, or the Firm’s performance in relation to the priorities for which they share responsibility as a member of the Operating Committee, has been unsatisfactory for a sustained period of time

•If awards granted to participants in a LOB for which the Operating Committee member exercised responsibility were in whole or in part cancelled because the LOB did not meet its annual LOB financial threshold

•If, for any one calendar year during the vesting period, pre-tax pre-provision income is negative, as reported by the Firm
•If, for the three calendar years preceding the third year vesting date, the Firm does not meet a 15% cumulative ROTCE

1Since 2015, the Firm has maintained a local Malus and Clawback Policy in accordance with E.U. and U.K. regulations which operates in addition to the recovery provisions in the table above. Under the policy, the Firm is able to cancel and/or recover incentive compensation for relevant Identified Staff (including Mr. Pinto) in certain circumstances for a minimum period of seven years following the date of the award.
2Provisions apply to PSUs, RSUs and SARs granted to the Operating Committee and may result in cancellation of up to a total of 50% of the award.

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EXECUTIVE COMPENSATION | COMPENSATION DISCUSSION AND ANALYSIS

2
How we performed against our business strategy
We continued to deliver strong multi-year financial performance, invest in our future, strengthen our risk and control environment, and reinforce our culture and values, including our long-standing commitment to serve our customers, employees and communities, and conduct business in a responsible way to drive inclusive growth.

In assessing the Firm’s performance in 2021, the CMDC considered the following factors in the context of the Firm’s Business Principles and strategic framework:

Business Results	Risk, Controls & Conduct	Client / Customer / Stakeholder	Teamwork & Leadership

Business results
2021 KEY HIGHLIGHTS
The Firm continued to build upon its strong momentum from prior years amid the continued challenges of COVID-19. In 2021, the Firm reported record revenue1 of $125.3 billion and net income of $48.3 billion, or $15.36 per share, with ROE of 19% and ROTCE2 of 23%, while returning $28.5 billion of capital to shareholders (including common dividends and net share repurchases). The Firm's results for 2021 included a reduction in the allowance for credit losses of $12.1 billion. We gained market share in our businesses, demonstrated strong expense discipline while continuing to invest into our businesses, continued to achieve high customer satisfaction scores, and maintained a fortress balance sheet.

JPMORGAN CHASE & CO.

$48.3B	$15.36	19%	23%	$88.07	$71.53	$28.5B
NET INCOME	EPS	ROE	ROTCE[2]	BVPS	TBVPS[2]	NET CAPITAL DISTRIBUTIONS[3]

CONSUMER & COMMUNITY BANKING		CORPORATE & INVESTMENT BANK		COMMERCIAL BANKING		ASSET & WEALTH MANAGEMENT
$20.9B	41%	$21.1B	25%	$5.2B	21%	$4.7B	33%
NET INCOME	ROE	NET INCOME	ROE	NET INCOME	ROE	NET INCOME	ROE

•Revenue[1] of $50.1B
•Average deposits of $1.1T (up 24%); average loans of $434.0B (down 3%)
•#1 in U.S. retail deposit market share[4]
•Maintained #1 market share in Card, based on U.S. sales and outstandings
•Largest active digital and mobile customer base among U.S. banks, customers up 6% and 11% respectively[4]

•Record net income on record revenue[1] of $51.7B
•Record IB fees of $13.4B (up 41%)
•#1 in IB fees for 13 consecutive years with 9.5% wallet share; #1 in Markets revenue
•#2 custodian globally as measured by assets under custody of $33.2T (up 7%)
•#1 in USD Payments volume

•Record revenue[1] of $10.0B
•Record gross IB revenue[5] of $5.1B (up 52%), including record year for both Middle Market Banking & Specialized Industries and Corporate Client Banking & Specialized Industries
•Record payments revenue of $1.8B6 (up 15%)
•Strong credit performance with a net charge-off ratio of 4bps

•Record net income on record revenue[1]of $17.0B; pre-tax margin of 37%
•Record AUM of $3.1T (up 15%) and client assets of $4.3T (up 18%)
•AUM flows of $232B and client asset flows of $389B
•Record average deposits of $230.3B (up 42%); record average loans of $198.5B (up 19%)

EXCEPTIONAL CLIENT FRANCHISES	UNWAVERING PRINCIPLES

LONG-TERM SHAREHOLDER VALUE	SUSTAINABLE BUSINESS PRACTICES

1The Firm reviews the results of the lines of business on a managed basis. Refer to Additional notes, Note 1, on page 111 for a definition of managed basis.
2ROTCE and TBVPS are each non-GAAP financial measures; refer to Note 1 on page 110 for a further discussion of these measures.
3Refer to Note 2 on page 39.
4Refer to Notes 2 and 3 on page 69.
5Refer to Additional notes, Note 3, on page 111.
6Refer to Additional notes, Note 4, on page 111.

2022 PROXY STATEMENT	53	JPMORGAN CHASE & CO.

COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE COMPENSATION

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2021
LONG-TERM FINANCIAL PERFORMANCE
We have generated strong financial results over time, significantly increasing net income by over 125% over the past 10 years while adding substantial capital. Over this period we increased average common equity by over 35% to $251 billion and average TCE1 by over 45% to $203 billion to support growth in the businesses and maintain a fortress balance sheet. We have maintained strong ROE and ROTCE1 over time.
We have also delivered sustained growth in EPS, BVPS, and TBVPS1 over the past 10 years, reflecting compound annual growth rates of 13%, 6% and 7%, respectively over the period.

1Average TCE, ROTCE, and TBVPS are each non-GAAP financial measures; refer to Note 1 on page 110 for a further discussion of these measures.
2Excluding the impact of the enactment of the TCJA of $(2.4) billion and a legal benefit of $406 million (after-tax) in 2017, adjusted net income would have been $26.5 billion, adjusted ROTCE would have been 13% and adjusted EPS would have been $6.87. Adjusted net income, adjusted ROTCE and adjusted EPS are each non-GAAP financial measures; refer to Notes on non-GAAP financial measures, Note 2, on page 110 for a further discussion of these measures.

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TOTAL SHAREHOLDER RETURN
TSR1 was 28% in 2021, following a TSR of (6) % in 2020 and 47% in 2019, for a combined three-year TSR of 78%. The graph below shows our TSR expressed as the cumulative return to shareholders over the past decade. As illustrated, a $100 investment in JPMorgan Chase common stock on December 31, 2011 would be valued at $627 as of December 31, 2021, which significantly outperformed the financial services industry over the ten-year period, as measured by the S&P Financials Index and the KBW Bank Index.
1TSR shows the actual return of the stock price, with dividends reinvested.
Risk, controls & conduct
We believe a strong control environment is fundamental to the success of our Firm. We continue to invest in strengthening our controls and infrastructure, including those related to health and safety, as part of our commitment to operate an effective and efficient risk, controls and conduct environment. The LOBs, Risk Management and Compliance, Finance, Legal and Internal Audit continue to focus on identifying our risks and enhancing our control environment. We are also continuing to work on becoming more effective and efficient in addressing risks and controls while improving the client and customer experience.
CYBERSECURITY
Cybersecurity risk is an important and continuously evolving focus for the Firm, and significant resources are devoted to protecting and enhancing the security of computer systems, software, networks and other technology assets. The Firm’s security efforts are designed to protect against, among other things, cybersecurity attacks by unauthorized parties attempting to obtain access to confidential information, destroy data, disrupt or degrade service, sabotage systems or cause other damage.
The risk of a security breach due to a cyber attack, including ransomware and supply-chain compromises, could increase in the future as the Firm continues ongoing business expansions which may expose the Firm to potential new threats as well as expanded regulatory scrutiny, including the introduction of new cybersecurity requirements. The Firm continues to make significant investments in enhancing its cyber defense capabilities and to strengthen its partnerships with the appropriate government and law enforcement agencies and other businesses in order to understand the full spectrum of cybersecurity risks in the operating environment, enhance defenses and improve resiliency against cybersecurity threats. The Firm continues to participate in and lead internal and industry simulations exploring new avenues of risk.

2022 PROXY STATEMENT	55	JPMORGAN CHASE & CO.

COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE COMPENSATION

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2021
The Firm’s Security Awareness Program includes training that reinforces the Firm’s Information Technology Risk and Security Management policies, standards and practices, as well as the expectation that employees and contractors comply with these policies. The Security Awareness Program engages personnel through training on how to identify potential cybersecurity risks and protect the Firm’s resources and information. This periodic training is mandatory for all active employees, and is supplemented by Firmwide testing initiatives, including periodic phishing tests. Specialized security training exists for specific roles such as application developers. The Firm’s Global Privacy and Data Protection Awareness training is assigned to all active employees as well as contractors who perform roles that are similar in nature to employees. This periodic privacy-focused training includes information about confidentiality and security, as well as responding to unauthorized access to or use of information.
The Board of Directors is updated periodically on the Firm’s Information Security Program, recommended changes, cybersecurity policies and practices, and ongoing efforts to improve security, as well as on its efforts regarding significant cybersecurity events. The Board of Directors approves the Information Security Program annually, and additional oversight of the relevant risk framework and controls is provided by the Audit and Risk Committees.
CONTINUED FOCUS ON CULTURE AND CONDUCT RISK MANAGEMENT
We continue to reinforce our culture and remain focused on managing employee conduct end-to-end. Our “How We Do Business” principles are embedded throughout the employee lifecycle, starting with the onboarding process and extending to ongoing training, compensation, promoting and rewarding employees; and our performance development and compensation processes are designed to hold employees accountable for their conduct, where appropriate.
We strive to clearly and frequently communicate our expectations that all employee conduct must adhere to the highest ethical standards encompassed by our Business Principles, including through town hall meetings and senior leadership messages, business conduct training, and by including culture and conduct related questions in our employee opinion surveys and exit surveys.
The Firm endeavors to promote a culture of respect that allows every employee to feel safe and empowered at work. To that end, the Firm has in place employee training and protocols for preventing, reporting and addressing sexual, discriminatory or other misconduct and prohibits retaliation against an individual because the person reported a concern or assisted with any inquiry or investigation. Since 2020, we have simplified channels for employees to raise conduct concerns, implemented a new intake process to facilitate appropriate and timely routing, and enhanced our investigations protocols to help guard against retaliation.
The Firm continued to reinforce its culture through various efforts throughout the year in response to the COVID-19 pandemic. The Firm supported employees by providing additional paid time off, and by offering expanded healthcare, well-being and childcare resources.
As part of our employee engagement strategy, our culture initiatives have included additional training for all employees called You Belong Here: Building a More Inclusive JPMC. We have continued to make enhancements to current listening strategies that enable the Firm to more effectively measure how employees are experiencing the company. In addition, we continued to enhance our accountability framework for senior managers to further strengthen our approach to incorporate diversity, equity and inclusion priorities and progress into the way we do business.
We remain focused on our anti-harassment, anti-racism and culture of respect efforts across the company and continue to take a holistic approach to reinforce our culture by increasing awareness and education through engagement, communication and training while adhering to policy and regulatory requirements. Managers are expected to drive culture activities and initiatives that are consistent with our Business Principles and to escalate issues when appropriate. Our Code of Conduct and Culture of Respect trainings are annual requirements assigned to all active employees.
The actual or potential misconduct of individuals involved in matters that create material risk and control concerns is escalated and reviewed through the HR Control Forum process, discussed on page 51. In connection with internal, SEC and CFTC investigations into the Firm's compliance with certain record preservations requirements, the Firm reduced the 2021 compensation of certain executives.
Client/customer/stakeholder
Our performance reflects our ongoing commitment to invest in our employees and businesses, further strengthen the market leadership of our franchises, generate long-term value for our shareholders, and help strengthen the broader economy. Amid the continued challenges of COVID-19, the Firm continued to serve our clients and customers during a time of unprecedented business demands, and continued to invest in our communities, making further progress on our longer-term commitment to advance racial equity and drive inclusive economic growth.
The Firm's future success rests on our commitment to deliver value to our customers in meeting or exceeding expectations; deal fairly and ethically with our suppliers as good partners to help us meet our missions; support the communities in which we work, and protect the environment by enhancing sustainable practices across our businesses.

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ENHANCING OUR CUSTOMER AND CLIENT EXPERIENCE
Exceptional Client Service is one of our Business Principles. We strive to deliver value by offering our customers and clients choice, through a full set of products and services; security through processes designed to protect their data and transactions; ease of doing business in a fast and simple way; personalization through tailored customer solutions and integrated experiences; and continued investments in technology. Our LOBs are able to leverage the unique scale advantage of our Firm in order to benefit our customers and clients, as illustrated in the following examples:
Consumer & Community Banking (“CCB”)
•Opened 177 branches in 2021, including 23 branches in states the Firm had not previously operated in, becoming the first retail bank with branches in the lower 48 states, for a total of 271 branches opened in new markets since expansion began
•Supported the Firm's $30B Racial Equity Commitment, including through homeownership refinancing, and assisting over 200K additional Black, Hispanic and Latino customers open low-cost checking accounts with no overdraft fees
•Accelerated the business' transformation to a design-led, agile product organization, enabling faster delivery of new products and features to improve the digital and in-branch customer experience and use data to serve customers in more personalized and relevant ways
•Simplified the process for things customers do most often: about 50% of consumer deposit accounts were opened digitally, over $3 trillion in digital payments were safely and seamlessly processed, took nearly three-quarters of consumer mortgage applications digitally, processed over 5 million card replacements digitally and supported 28 million customers' financial health with Credit Journey
Corporate & Investment Bank (“CIB”)
•Continued focus on payments technologies, delivering long-term efficiencies, and driving modernization initiatives, including by continuing progress in the Onyx business and through investments and acquisitions
•Advanced ESG goals; first bank to act as a development finance structuring agent to advance sustainable developments in emerging markets; first U.S. bank to release sector-specific emission reduction targets as part of its Paris-Aligned financing commitment, and #1 underwriter of green and ESG-labeled bonds globally by volume
•Continued to expand business in China, becoming the first foreign bank to fully own a securities company in China
•Supported continued high trading, payment and deposit volumes delivering best in class products and services and supporting clients end to end
Commercial Banking (“CB”)
•Invested over $100mm in 16 diverse financial institutions; provided over $350mm in financing to Community Development Financials Institutions; and originated over $13B in loans to help create and preserve over 100K U.S. affordable housing and rental housing units
•Extended over $20B in credit1 to vital institutions like hospitals, local governments and schools
•Built new Green Economy team to support sustainable businesses and their impact on the planet
•Continued investments in technology to modernize infrastructure and enhance ability to scale product offerings and deliver solutions to clients
Asset & Wealth Management (“AWM”)
•Continued innovative strategies and solutions to optimize efficiency and enhance overall client experiences
•Expanded ESG capabilities by launching Sustainable Funds and growing Dedicated Sustainable AUM, and through the acquisition of Campbell Global, a leader in forest management and timberland investing
•Introduced new products to help clients align to personalized values-based ESG investing through the acquisition of OpenInvest
•Advanced DEI strategies through investments, collaborations, product offerings, and cross-functional client engagement
INVESTING IN OUR COMMUNITIES
We endeavor to help build a sustainable and inclusive global economy and advance racial equity for our employees, customers, clients and communities. Building off prior initiatives, in 2021, we announced a target to finance and facilitate $2.5 trillion by the end of 2030 to advance development finance, climate action and community development.
Highlights of our work include:
•Driving inclusive recovery and economic opportunity – The Firm continues to apply our business, philanthropic and policy expertise, sustainable business practices, data, capital and global presence to advance solutions that support an inclusive recovery and create economic opportunity for our customers, employees and the communities we serve.

1Includes new credit commitment originations and existing credit commitments that experienced a major modification during 2021.

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Our efforts focus on the areas where our business and expertise can drive long-term impact: careers and skills, business growth and entrepreneurship, community development, financial health and wealth creation as well as environmental sustainability. In 2021, we committed $454 million in philanthropic capital globally, of which $347 million was in grant capital and $107 million in loan capital and equity.
•Advancing the transition to a lower-carbon economy – We are applying our capital and expertise to advance the transition to a lower-carbon economy by working with clients in key sectors to reduce carbon intensity, targeting more than $1 trillion by the end of 2030 to support climate action as part of the Firm’s $2.5 trillion sustainable development target, and minimizing the environmental impact of our operations, including reducing the greenhouse gas footprint of our buildings, branches and data centers. In 2021, we became one of the first U.S. banks to set 2030 carbon intensity targets in three key sectors of our financing portfolio – Oil & Gas, Electric Power, and Auto Manufacturing. In addition, we plan to maintain carbon neutral operations annually, and are aiming to reduce Scope 1 and Scope 2 greenhouse gas emissions by 40% by 2030.
•Advancing development finance – The J.P. Morgan Development Finance Institution ("JPM DFI") works to mobilize capital to advance the U.N. Sustainable Development Goals ("SDGs") in emerging markets. The JPM DFI assists corporates and sovereigns to measure, manage, and communicate their impact towards advancing the SDGs in developing economies, while identifying sources of capital interested in financing opportunities with measurable development impact. By supporting the origination and distribution of financial products promoting sustainable development, the JPM DFI aims to establish development finance as a traded asset class.
•Advancing racial equity – By the end of 2021, we deployed or committed over $18 billion of our $30 billion Racial Equity Commitment to help close the racial wealth gap among Black, Hispanic and Latino communities. We are harnessing our business, philanthropic, policy and data expertise to advance racial equity and help drive inclusive growth by providing more opportunities for home ownership, access to affordable housing, entrepreneurship and bolstering financial health.
•Providing skills, expertise and career opportunities – Through skills-based volunteering programs, we support our employees' desire to help their communities and causes that are important to them, while providing opportunities for them to apply their expertise and expand their skills. One of our signature programs is the Service Corps, through which teams address specific organizational challenges and opportunities for nonprofits.
Approximately 275 employees from around the world volunteered their skills and expertise to help nonprofits expand their impact in 2021. Our employees also use their skills to mentor minority-led small businesses through the Founders Forward program. In addition, our career mentorship programs have allowed us to connect more than 1,200 employees with youth, helping to set them on a path toward their future career endeavors. Board Service program trained and placed more than 110 employees on nonprofit boards across the U.S. last year. Tech for Social Good ("T4SG") and Emerging Talent create opportunities for employee engagement in communities around the world. Through Force for Good, T4SG's skilled-volunteering program, almost 1,300 employees volunteered over 58,000 hours to help build tech-based solutions for approximately 200 social good organizations. Our Youth Program and Social Good Hackathons harness the skills of external talent to support the social good sector, while also exposing participants to the Firm's culture. Last year, we engaged approximately 28,000 youths in our communities and connected over 3,000 students with social impact projects and initiatives to promote their interest in FinTech, and the Firm went on to directly hire over 1,500 individuals. Similarly, the Emerging Talent program, which focuses on individuals who are often overlooked in traditional talent pipelines and programs, provided career opportunities for more than 1,400 individuals, including 300 youths.
•Mentoring students and young professionals – Globally, employees have dedicated their time to help young people develop the skills necessary for future success through programs such as The Fellowship Initiative and Advancing Young Professionals. For example, through The Schools Challenge, approximately 600 employees in nine cities across the globe have volunteered their time as mentors in the program to support the students as they gain employability skills that will help them to pursue promising careers in the future. In delivering all of these programs virtually during the COVID-19 pandemic in 2021, we were able to establish a culture of continuous learning and development while giving back to the community.
Reporting on our efforts
Each spring we publish a dedicated ESG Report, which summarizes our efforts and performance on ESG matters that we and our stakeholders view as important to our business. This report is informed by two key ESG reporting frameworks: the Global Reporting Initiative (GRI) and the Sustainability Accounting Standards Board (SASB), and is available along with other resources on our website at jpmorganchase.com/about/governance/esg.

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Teamwork & leadership
Our employees’ effectiveness, career development and ability to adapt to a changing landscape enables continued delivery of sustained shareholder value. In order to attract and retain the highest quality talent, we develop key talent and succession plans, invest in Firmwide diversity, equity and inclusion initiatives, and provide well-paid jobs with strong benefits and wellness programs.
SUCCESSION PLANNING
Succession planning is a top priority for the Board and the Firm’s senior leadership, with the objective of having a pipeline of diverse executives who lead inclusively for today and the future. We have implemented a disciplined executive talent management and succession planning process that includes LOBs and Functions holding talent review discussions within their management teams and identifying successors for key leadership roles.
The CMDC reviews the succession plan for the CEO followed by discussion with the non-executive directors of the Board led by the Lead Independent Director. The CMDC also reviews the succession plan for members of the Operating Committee other than the CEO, which is discussed by the full Board of Directors. Moreover, individual OC members are provided with opportunities on a recurring basis to discuss top and diverse talent within their respective teams with the CMDC. These processes enable the Board to address both short-term unexpected events and long-term planned occurrences, such as retirement or changes in roles. For example, in January 2022, Daniel Pinto became the Firm's sole President and Chief Operating Officer, following the retirement of Gordon Smith as Co-President, Co-Chief Operating Officer and Chief Executive Officer of Consumer & Community Banking in December 2021. In addition, the Firm announced in 2021 that Jennifer Piepszak, Chief Financial Officer, and Marianne Lake, CEO of Consumer Lending, would succeed Mr. Smith as Co-Chief Executive Officers of Consumer & Community Banking; and that Jeremy Barnum, head of Global Research for the Corporate & Investment Bank, would succeed Ms. Piepszak as Chief Financial Officer.
We continue to focus on our leadership pipeline through enhanced data and reporting capabilities to drive manager engagement and accountability in processes, including our mobility and promotion pipeline from Executive Director to Managing Director.
DIVERSITY, EQUITY AND INCLUSION
Promoting diversity, equity and inclusion is important to the work we do. We are committed to maintaining a culture of respect and inclusion and believe that all individuals should have the opportunity to succeed. We believe a diverse and inclusive environment fosters innovation, creativity and productivity, which is critical to our long-term success. We are committed to hiring and retaining employees from all races, ethnicities, genders, sexual orientations, abilities, backgrounds, experiences and locations.
We are focused on being an employer of choice for all talent, where employees feel like they belong. As a firm, we strive to embed diversity, inclusion and accessibility into the way we do business every day. While we are proud of the industry recognition our Firm and leaders have received, we continue to be intentional about investing in women; Black, Hispanic and Latino, Asian, Pacific Islander and LGBT+ communities; individuals with disabilities; and veterans.
In 2021, we enhanced and scaled our Accountability Framework, which is used to evaluate senior leaders, including Operating Committee members, on behaviors, practices and progress toward goals related to the Firm's diversity, equity and inclusion priorities, and to incorporate that into year-end performance and compensation assessments.
We are proud of the external recognition we received in 2021, some of which are listed below:
•World's Most Admired Companies, Fortune
•Top Companies 2021, LinkedIn
•2021 Top Corporations for Women's Business Enterprises, Women's Business Enterprise National Council
•Best employer list for people with disabilities, CAREERS & the disABLED magazine
•JPMorgan Chase recognized as top LGBT+ workplace, Out & Equal Outie Award
•JPMorgan Chase, 2021 Trailblazer Award, Western Region Minority Supplier Development Council
•Best Companies for Latinos to Work 2021, Latino Leaders

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Business Resource Groups
We continue to invest significant time and resources toward executing diversity, equity and inclusion best practices firmwide. Our Business Resource Groups (“BRGs”) are groups of employees who volunteer to serve as ambassadors to drive inclusiveness, mentor junior talent and help facilitate career development opportunities. With approximately 48% of our employees participating in one of our 10 BRGs, they provide a unique bridge between the organization and our people - driving Firmwide diversity, equity and inclusion strategies and helping to connect employees to the Firm's business priorities. Overall, our BRGs focus on providing support for various communities:

•Access Ability (employees with disabilities) •Adelante (Hispanic/Latino) •AsPIRE (Asian/Pacific Islander) •BOLD (Black) •NextGen (early career professionals)	•PRIDE (LGBT+) •Sage (administrative professionals) •VETS (military, veterans, and their families) •Women on the Move Interactive Network •Working Families Network
Centers of Excellence
In addition to our BRGs, we have developed Centers of Excellence to take a unified and intersectional approach to delivering impact for employees, clients, customers and the communities we serve. We launched three new Centers of Excellence in 2021, expanding our efforts to include: Advancing Hispanics & Latinos, the Office of Asian & Pacific Islander Affairs, and the Office of LGBT+ Affairs.

ADVANCING BLACK PATHWAYS (“ABP”)
•Launched in 2019, ABP is working to help the Black community chart stronger paths towards economic success and empowerment
•ABP focuses on four key areas where there are racial and economic disparities that create barriers to long-term financial success: careers and skill building, business growth and entrepreneurship, financial health and wealth creation, and community development
•The ABP Fellowship Program is aimed at helping Black college undergraduates access internships and entry-level roles with the Firm after graduation. In 2021, we grew the program to 169 students, up from 74 in 2020. Nearly 90% of the 2021 Fellows went on to be offered, and accept, internships with our Firm
•In 2021, ABP launched a mentoring circles program, in collaboration with our Black Executive Forum and BOLD BRG. Through the program, Managing Directors provide career coaching and mentorship to more junior employees. Over 600 mentees enrolled in 2021
•ABP's mandate to drive diversity, equity and inclusion within the Firm and beyond includes an effort to diversify board rooms at public companies. As part of this effort, ABP submits 75 board-ready candidates per year to JPMorgan's Director Advisory (DAS) program, which offers a curated, referral-based platform of independent director candidates to our corporate clients. Over the last five years, we've provided more than 1,000 companies with director referrals for board placement

ADVANCING HISPANICS & LATINOS (“AHL”)
•Established in 2021, AHL provides a unified vision and strategy to help expand access to economic opportunity and advance equity for the Hispanic and Latino communities. The team is focused on advancing career opportunities, financial health and community development for Hispanics and Latinos globally
•Hispanic and Latino communities are one of the largest growing segments in the U.S. and a significant global population, and AHL is committed to supporting the communities
•AHL is partnering with employee groups, including Adelante, Hispanic Leader Forum, Hispanic Executive Forum and all lines of business to promote an inclusive culture and promote career development opportunities
•In its inaugural year, AHL prepared to launch the AHL fellowship program, starting with the class of 2022, through which the Firm is expanding the ABP Fellowship Program to include Hispanic and Latino students
•In November 2021, AHL aligned with the Latin GRAMMY Cultural Foundation with a plan to deliver financial health education to 200 students in select Racial Equity Commitment cities, and made a contribution to support fellowship opportunities in the U.S. for music students across Latin America

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OFFICE OF ASIAN & PACIFIC ISLANDER AFFAIRS (“API”)
•Established in late 2021, API leads the Firm's global programs to advance equity and inclusion for the Asian and Pacific Islander community:
◦Educating and raising awareness about cultural identity and the challenges and inequities experienced by the API community in the U.S.
◦Driving opportunity and progress for API employees, customers and clients globally through investment, cultural understanding and collaboration
◦Advancing equity for underserved API communities through advocacy, economic inclusion and community development initiatives
•The Asian Executive Forum serves as a collective voice for the API community within the Firm, and works in partnership with AsPIRE to drive equity and inclusion for API employees across the Firm
•Following a series of attacks against the API community in the U.S. and U.K. in 2021, the Firm committed $1 million to raise awareness of the urgent need to support the API community
•During its first year, API partnered with Women on the Move on career advancement

OFFICE OF DISABILITY INCLUSION (“ODI”)
•Created in 2016, ODI is striving to make JPMorgan Chase an employer of choice for people with disabilities, and a bank of choice for customers with disabilities
•ODI leads strategy and initiatives worldwide aimed at advancing careers and an inclusive workplace, providing the best support and environmental accommodations for people with disabilities
•In 2021, we launched a global, 24/7 help desk for employees with disabilities, dedicated solely to delivering assistive technology to employees with disabilities to help them perform their jobs
•ODI also introduced live, automated Zoom closed captioning, to make the Firm's Zoom meetings more accessible for employees
•ODI expanded the Firm's centralized process for requesting reasonable accommodations - MyAccessibility Hub - into India; the process was first rolled out to employees in the U.S. and the Philippines in 2018
•The Firm was named one of two preferred Small Business Administration lenders to help improve access to resources for small business owners and entrepreneurs with disabilities in connection with a $2.5 million grant the SBA awarded to National Disability Institute, to fund a Community Navigator Pilot Program in the Greater Washington, D.C. area

OFFICE OF LGBT+ AFFAIRS ("LGBT+ Affairs")
•Building on the Firm's long-standing support for the LGBT+ community, in 2021 we created the Office of LGBT+ Affairs, focused on advancing careers and a culture of inclusion, supporting LGBT+ owned businesses, providing financial health awareness and education, and driving progress on equity and inclusion for the LGBT+ community globally
•For our LGBT+ employees, we are focused on full-cycle talent management, accountability and best-in-class policies, practices and benefits, with an equal focus on allyship and intersectionality. In 2021, we greatly advanced representation, increasing LGBT+ self-identification by 50% year over year globally, and expanding membership and engagement in the LGBT+ Executive Forum, a consortium of senior leaders who self-identify as LGBT+ and serve as advocates for the LGBT+ community, by 85% to over 370 LGBT+ Managing Directors and Executive Directors
•LGBT+ Affairs made a $5 million philanthropic commitment, $1 million to each of five U.S. nonprofits, to support their efforts to drive economic inclusion for LGBT+ youth, workforce and elder communities. We also made a $500,000 commitment to StartOut for the expansion of their Pride U.S. Economic Inclusion Index, providing insights for LGBT+ and other diverse entrepreneurs, as well as $250,000 of additional LGBT+ focused grants and sponsorships globally, in the U.K., Philippines, Argentina and India

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OFFICE OF MILITARY AND VETERANS AFFAIRS ("MVA")
•Established in 2011, MVA is focused on attracting, retaining and developing diverse veteran talent, supporting veteran-owned businesses and entrepreneurs, increasing the financial health of veterans and military families, and supporting top veteran service organizations
•Since 2011, the Firm has hired more than 17,000 U.S. military veterans across all lines of business
•The Military Pathways Development Program works across all lines of business to offer two specialized pathways for recently transitioned veterans, which provide entry into the Firm, a defined network of veteran peers, and programmatic support to promote career success
•The Firm leads the Veteran Jobs Mission, a coalition of more than 250 companies committed to hiring and developing military talent, with over 800,000 veterans hired over the last 10 years
•In 2021, the Firm created CEOcircle, in collaboration with Bunker Labs, which is a program focused on helping veterans, active-duty service members, and military family members who are founders or executives to advance their businesses through peer-to-peer networking, in-person sessions and a ten-week mentorship program with the Firm
•In 2021, the Firm also partnered with national non-profit VetsinTech to host a pitch competition for veteran and military spouse-owned startups. Approximately 60 companies applied to participate, offering tech solutions relevant to financial services

WOMEN ON THE MOVE (“WOTM”)
•Formalized in 2013, WOTM is a global, Firmwide effort designed to support the empowerment and advancement of our women employees
•WOTM continue to focus on our three strategic pillars: expand women-run businesses, improve women’s financial health, and empower women’s career growth
•In 2021, WOTM launched Curated Coaching for Entrepreneurs, providing free one-on-one coaching for over 700 women small business owners
•WOTM also kicked off a partnership with Techstars Founder Catalyst Program, a pre-accelerator program which provides startup education and mentorship to a diverse cohort of women entrepreneurs
•To promote financial health, the Firm signed up more than 1 million women for Autosave, a feature in the Chase mobile app. These women have saved an aggregate of $3.2 billion
•In 2021, the Firm had the largest number of women promoted to Managing Director in the last five years, and a record number of women promoted to Executive Director. Additionally, 50% of the 2021 intern class was women, and 51% of the full-time analyst and associate offers firmwide went to women
•The Firm reached more than 7,000 female employees across all levels and geographies through our Fast Forward career development program in 2021

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EMPLOYEE GROWTH
We are dedicated to a culture that enables employees and leaders to grow and succeed throughout their careers while encouraging them to uphold a standard of excellence. To do so, we make substantial investments in learning content, tools and training programs to help employees build their knowledge, skills and experience, and to guide their career advancement. In 2021, we continued to deliver development and training programs to our employees by using virtual learning and creating content to support our employees in managing and adapting to unprecedented challenges.

LEADERSHIP DEVELOPMENT
•Our global leadership development Center of Excellence, Leadership Edge, is focused on creating one leadership culture and helping managers become better leaders every day. Since its launch in 2015, more than 100,000 managers have participated in Leadership Edge programs
•We continued to build out the Manager Excellence framework, which clearly defines effective and inclusive leadership. This includes designing learning specifically tailored to manager capabilities, including driving performance, prioritizing diversity, equity and inclusion, and guiding careers
•During 2021, we continued to support our leaders and managers through unprecedented times, utilizing virtual classrooms and self-paced digital content to deliver our learning solutions; over 14,000 leaders and managers have engaged in the Leadership Edge suite of programs during the course of the year
•We adapted our Senior Executive Development Portfolio to be delivered virtually, and introduced content specifically focused on helping senior managers and their teams lead through pivotal strategic business transformations. This included the New Managing Directors Workshop, where our Operating Committee and other senior leaders delivered a virtual program to over 350 newly promoted Managing Directors

EMPLOYEE LEARNING
•Our learning agenda is designed to enable our employees to succeed in their careers while navigating the digital transformation occurring in our economy
•In 2021, we delivered over 8 million hours of training to employees globally, transitioning all learning to digital through online courses and virtual instruction. This included training a record number of new hires
•The Education Benefit program was expanded to provide employees with access to over 400 bachelors, masters and certification programs
•In order to help employees understand the skills they need to advance their careers at the Firm, and identify relevant training opportunities, we expanded communication of skill requirements for over 350 Technology, Operations and Branch job profiles covering over half of our employees

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EMPLOYEE BENEFITS & WELLNESS
We are committed to providing compensation and benefits programs and policies that support the needs of our employees and their families. Our benefits and wellness strategy is based on three key components: Health (physical well-being), Balance (emotional well-being and social connectedness) and Finances (financial well-being).
We continue to update and enhance safety protocols and support based on evolving best practices and employee needs. For the second year in a row, the Firm was awarded the "WELL Health-Safety Rating" for all of our approximately 6,200 locations globally based on our operational policies, maintenance protocols, stakeholder engagement and emergency plans to address a COVID-19 environment. We enhanced our paid time off policies to include incremental time off related to getting the COVID-19 vaccine and booster shots. We also ran an educational campaign featuring 15 events with over 30 medical doctors and industry experts who discussed the importance of vaccines and addressed employee questions, reaching over 10,000 participants. These events, developed in partnership with our Business Resource Groups, brought in diverse speakers to help address vaccine hesitancy in various communities and populations.
Additionally, we offer our employees and their families an extensive benefits and wellness package that includes healthcare coverage, retirement benefits, life and disability insurance, onsite health and wellness centers, employee assistance programs, competitive vacation and leave policies, backup childcare arrangements, tuition reimbursement programs and more.

HEALTH
•Our U.S. medical plan covers over 283,000 individuals, including approximately 133,000 employees, 101,000 children and 49,000 spouses / domestic partners
•We have an integrated wellness program, of which a fundamental component is biometric screenings and health assessments
•Since the beginning of 2021, we've facilitated the delivery of over 70,000 COVID-19 vaccine and/or booster doses to employees and their families globally
•Our onsite Health & Wellness Centers help employees navigate urgent care needs and specialty services by accessing trusted clinicians

BALANCE
•To support employees and their families, we provided 10 additional days of backup childcare in the U.S. and U.K., discounts for virtual tutoring, and subsidized full-service childcare at our 13 U.S. onsite childcare centers
•We continued to focus on mental health by expanding the “This is Me - A Dialogue on Mental Health” campaign, which features employees sharing their experiences on how they are dealing with and overcoming mental health issues
•We offered education, support and awareness on important topics including suicide, substance abuse/addiction, and domestic violence

FINANCES
•Effective September 2021, we raised our minimum wage for U.S.-based overtime-eligible employees to $18 - $22 per hour depending on the local cost of living. This is in addition to the extensive benefits package the Firm offers that is valued, on average, at approximately $14,500 per employee for this population
•Our retirement benefits in the U.S. include a 5% dollar-for-dollar 401(k) match for employees making up to $250,000 in cash compensation annually, plus additional non-matching retirement contributions of 3% - 5% of pay up to $100,000 annually
•We made a $750 special award to employees earning less than $60,000 through 401(k) contributions in the U.S. and cash awards outside of the U.S.
•We offer a financial wellness program for U.S. benefits-eligible employees called "My Finances and Me", offering several ways to help employees with their finances including online financial wellness assessments and free unlimited access to one-on-one telephonic financial coaching with certified financial planners

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3
How performance determined pay in 2021
CEO pay is strongly aligned to the Firm’s short-, medium- and long-term performance, with approximately 85% of the CEO’s variable pay deferred into equity, of which 100% is in at-risk PSUs. Other NEO pay is also strongly aligned to Firm and LOB performance, with a majority of their variable pay deferred into equity, of which 50% is in at-risk PSUs.

The table below sets forth salary and incentive compensation awarded to our NEOs for 2021 performance. The pages that follow summarize the performance of individual NEOs that drove the CMDC’s 2021 pay decisions.
NEO compensation table

		Annual Compensation (For Performance Year)
			Incentive Compensation
Name and principal position	Year	Salary	Cash	RSUs	PSUs[1]	Total
James Dimon Chairman and Chief Executive Officer	2021	$1,500,000	$5,000,000	$-	$28,000,000	$34,500,000
	2020	1,500,000	5,000,000	-	25,000,000	31,500,000
	2019	1,500,000	5,000,000	-	25,000,000	31,500,000
Daniel Pinto[2] Co-President and Co-Chief Operating Officer; Chief Executive Officer Corporate & Investment Bank	2021	9,055,948	-	9,722,026	9,722,026	28,500,000
	2020	8,240,290	-	8,129,855	8,129,855	24,500,000
	2019	8,239,222	-	7,130,389	7,130,389	22,500,000
Gordon Smith Co-President and Co-Chief Operating Officer; Chief Executive Officer Consumer & Community Banking	2021	750,000	8,700,000	6,525,000	6,525,000	22,500,000
	2020	750,000	8,700,000	6,525,000	6,525,000	22,500,000
	2019	750,000	8,700,000	6,525,000	6,525,000	22,500,000
Mary Callahan Erdoes[3] Chief Executive Officer Asset & Wealth Management	2021	750,000	7,900,000	5,925,000	5,925,000	20,500,000
	2020	750,000	8,100,000	6,075,000	6,075,000	21,000,000
	2019	750,000	8,100,000	6,075,000	6,075,000	21,000,000
Jennifer Piepszak Co-Chief Executive Officer Consumer & Community Banking Former Chief Financial Officer	2021	750,000	6,300,000	4,725,000	4,725,000	16,500,000
	2020	750,000	4,500,000	3,375,000	3,375,000	12,000,000
	2019	666,667	3,733,333	2,800,000	2,800,000	10,000,000
Jeremy Barnum[4] Chief Financial Officer	2021	693,750	3,722,500	2,791,875	2,791,875	10,000,000

1Reflects the grant date fair value. Actual amounts of PSUs received by NEOs upon vesting may range from 0% to 150% of the target shares (excluding accrued dividends), depending upon the Firm’s performance.
2Mr. Pinto’s fixed allowance, which is paid in British pound sterling, increased to $8,400,000 in 2021 from $7,635,000 in 2020 and 2019. His salary of £475,000 has remained unchanged since 2016. For the purposes of determining the number of RSUs and PSUs granted to Mr. Pinto in 2022 for 2021 performance, the Firm established a grant date fair value per unit that takes into account that these awards do not carry the right to dividends or dividend equivalents prior to vesting, in accordance with local regulations.
3Ms. Erdoes's 2021 incentive compensation includes a significant reduction related to internal, SEC and CFTC investigations into the Firm's compliance with certain record preservation requirements.
4Mr. Barnum was not a NEO in 2019 or 2020.
INTERPRETING 2021 NEO COMPENSATION
The table above is presented to show how the CMDC and Board viewed compensation awarded for 2021 performance. It differs from how compensation is reported in the “Summary Compensation Table” (“SCT”) on page 74, which is required by the SEC, and is not intended as a substitute for the SCT. There are two principal differences between the SCT and the table above:
1.The Firm grants both cash and equity incentive compensation after a performance year is completed. In both the table above and the SCT, cash incentive compensation paid in 2022 for 2021 performance is shown as 2021 compensation. In the table above, the equity awards (RSUs and PSUs) granted in 2022 for 2021 performance are shown as 2021 compensation. In contrast, the SCT reports the value of equity awards in the year in which they are granted. As a result, awards granted in 2021 for 2020 performance are shown in the SCT as 2021 compensation.
2.The SCT reports the change in pension value and nonqualified deferred compensation and all other compensation. These amounts are not shown in the table above.

2022 PROXY STATEMENT	65	JPMORGAN CHASE & CO.

COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE COMPENSATION

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2021
CONSISTENTLY STRONG RELATIVE CEO PAY-FOR-PERFORMANCE ALIGNMENT

The CEO pay allocation chart alongside compares Mr. Dimon’s compensation to that of the CEOs of our six financial services peers, based on three-year average total compensation expressed as a percentage of net income.
The Firm's trailing average percentage of net income paid to Mr. Dimon continues to rank among the lowest of our peers, demonstrating our strong pay-for-performance alignment, and a more efficient CEO pay allocation ratio.
Prior 3-Year Average % of Profits Paid to CEOs (2018-2020)[1]

SPECIAL AWARDS GRANTED TO MR. DIMON AND MR. PINTO
As part of the Firm's long-term executive retention and succession planning, the Board and CMDC granted special awards of 1,500,000 options to Mr. Dimon on July 20, 2021 and 750,000 options to Mr. Pinto on December 14, 2021, respectively, in the form of stock appreciation rights.
The special award granted to Mr. Dimon reflects the Board's desire for him to continue to lead the Firm for a further significant number of years. In making the special award, the Board considered the importance of Mr. Dimon's continuing, long-term stewardship of the Firm, leadership continuity, and management succession planning amidst a highly competitive landscape for executive leadership talent. The Board also took into account other factors, including the Firm's strong performance under Mr. Dimon’s stewardship since 2005, his exemplary leadership, and his significant contributions to the Firm’s success during his tenure. The nature of this special award reflects the unique inflection point in Mr. Dimon’s tenure and the importance of his continued leadership and support of the Firm's longer-term succession plans.
The CMDC made the special award to Mr. Pinto for prospective purposes, with respect to his promotion to the Firm’s sole President and Chief Operating Officer, which became effective January 1, 2022 following the retirement of Mr. Smith. The special award reflects the CMDC’s desire for Mr. Pinto to continue his outstanding leadership in this new role for a further significant number of years. Mr. Pinto moved from the United Kingdom to the United States in early 2022.
The options are not part of Mr. Dimon's and Mr. Pinto's regular annual compensation and will not be awarded on a recurring basis.
The terms of the grants are distinct from, and are generally more restrictive than, other equity grants regularly awarded by the Firm. The options have an exercise price equal to the average of the high and low prices of JPMorgan Chase & Co. common stock on the dates of each of the respective grants (the “Effective Dates”).
The options have ten-year terms, will become exercisable no earlier than July 20, 2026 and December 14, 2026 respectively, or five years after the Effective Dates, and are subject to protection-based vesting, clawback and recovery provisions2 . Apart from certain limited exceptions, vesting is subject to Mr. Dimon's and Mr. Pinto's respective continuous leadership of, or employment with, the Firm.
Moreover, net shares delivered from the exercise of the options must be held until July 20, 2031 and December 14, 2031 respectively, which coincides with the end of the ten-year terms of each of the special awards. Net shares received from exercise of the options are also subject to the Firm’s stock ownership guideline and retention requirements applicable to the Firm’s OC members.

1Total compensation is comprised of base salary, cash bonus paid and long-term incentive compensation (target value) in connection with the performance year, which may be different from amounts reported in the SCT. The most recently used peer compensation data is from 2020 since not all our financial services peers will have filed proxy statements containing 2021 compensation data before the preparation of this proxy statement. The percentage of profits paid is equal to three-year average CEO compensation divided by three-year average net income. Source: 2019-2021 proxy statements; 2018-2020 Form 10-K filings.
2Equity incentives are subject to the JPMorgan Chase Bonus Recoupment Policy which applies in the event of a material restatement of the Firm's financial results. In addition, all equity awards granted in 2021 contain recapture provisions that enable the Firm to cancel outstanding awards and/or recover the value of certain stock distributed under the award in specified circumstances. In addition to recapture provisions, portions of equity awards awarded to Mr. Dimon and Mr. Pinto are also subject to performance conditions as part of the Firm's protection-based vesting provisions, under which awards may be cancelled as determined by the CMDC and, in the case of Mr. Dimon, ratified by the Board of Directors. Refer to page 52 for further information.

JPMORGAN CHASE & CO.	66	2022 PROXY STATEMENT

EXECUTIVE COMPENSATION | COMPENSATION DISCUSSION AND ANALYSIS

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2021
2021 CEO compensation is aligned with multi-year performance

James Dimon
CHAIRMAN & CHIEF EXECUTIVE OFFICER
In determining Mr. Dimon’s compensation, independent members of the Board took into account Mr. Dimon’s achievements across four broad performance dimensions: Business Results; Risk, Controls & Conduct; Client/Customer/Stakeholder; and Teamwork & Leadership. The Board considered that under Mr. Dimon’s stewardship, the Firm continued to build upon its strong momentum from prior years, reporting record revenue[1] amid the continued challenges of COVID-19, while driving higher customer satisfaction scores and greater market share across our businesses

2021 Performance

Business Results
•Net income of $48.3B on record revenue[1] of $125.3B, EPS of $15.36, and ROTCE[2] of 23% on average tangible common equity of $203B
•Returned $28.5B of capital[3] to shareholders
•Increased quarterly dividend of $0.90 per share to $1.00 per share while continuing to retain capital and reinforce our fortress balance sheet
•Demonstrated strong expense discipline while continuing to make strategic acquisitions and investments in technology, including artificial intelligence, cloud, digital and payments, as well as other investments in innovation, talent, environmental, social and governance matters, security and risk controls
•Continued to gain market share and achieve higher customer satisfaction scores across our businesses

Risk, Controls & Conduct
•Continued to invest in our future, strengthen our risk and control environment by continuing to make significant enhancements to our cyber defense capabilities, reinforce the importance of our culture and values, deliver on our long-standing commitment to serve our communities and conduct business in a responsible way to drive inclusive growth

Client / Customer / Stakeholder
•Guided the Firm’s focus on accelerating investments to help our clients, customers, employees and communities during a time of unprecedented business demands
•Continued to provide uninterrupted service to our clients and customers, while supporting and providing a safe work environment for our employees and helping those communities impacted by the COVID-19 pandemic
•Announced a target to finance and facilitate $2.5 trillion by the end of 2030 to advance development finance, climate action and community development
•Through the Center for Carbon Transition (CCT), engaged clients in CIB and CB on their long-term business strategies and related carbon disclosures, and provide centralized access to sustainability-focused financing, research and advisory solutions
•Became one of the first U.S. banks to set 2030 carbon intensity targets in three key sectors of our financing portfolio – Auto Manufacturing, Electric Power, and Oil & Gas.
•As part of the Firm's Racial Equity Commitment, the Firm deployed or committed over $18B toward our $30B goal, achieving progress in the areas of affordable rental housing preservation and homeownership refinancing
•Committed $454 million in philanthropic capital globally, of which $347 million was in grant capital and $107 million in loan capital and equity
•Continued to improve our digital capabilities and make acquisitions that will enhance our product offerings and deepen our engagement with clients and customers, opened branches in new markets and became the first retail bank with branches open in all of the lower 48 U.S. states

Teamwork & Leadership
•Updated and enhanced the Firm's safety protocols, emergency plans and support based on evolving best practices and employee needs for all 6,200 locations globally to address the COVID-19 environment
•Continued to strengthen a highly effective succession and management development program, with a robust pipeline of leaders across the organization and a diversity, equity and inclusion strategy that attracts, motivates and retains top talent
•As of December 31, 2021, women represented 37% of our Operating Committee, which also includes representation of LGBT+ and ethnic minorities. Women executives manage many of the Firm’s core businesses and functions; for example, two of our four LOBs are led by women CEOs. In 2021, the Firm had the largest number of women promoted to Managing Director in the last five years, and a record number of women promoted to Executive Director
•Enhanced and scaled the Firm's Accountability Framework, which is used to evaluate senior leaders, including Operating Committee members, on behaviors, practices and progress toward goals related to the Firm's diversity, equity and inclusion priorities, and to incorporate that into year-end performance and compensation assessments

1 The Firm reviews the results of the lines of business on a managed basis. Refer to Additional notes, Note 1, on page 111 for a definition of managed basis.
2 ROTCE is a non-GAAP financial measure. On a comparable U.S. GAAP basis, 2021 ROE was 19%. Refer to Note 1 on page 110 for a further discussion on this measure.
3 Refer to Note 2 on page 39.

2022 PROXY STATEMENT	67	JPMORGAN CHASE & CO.

COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE COMPENSATION

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2021
2021 NEO pay-for-performance summaries
Below are summaries of our NEOs’ achievements against the Firm’s four broad performance dimensions, including: Business Results; Risk, Controls & Conduct; Client/Customer/Stakeholder; and Teamwork & Leadership.

Daniel Pinto
CO-PRESIDENT & CO-COO; CEO: CORPORATE & INVESTMENT BANK
Mr. Pinto was appointed Co-President and Co-Chief Operating Officer of the Firm in January 2018, in addition to serving as CEO of the CIB since March 2014. In 2017, Mr. Pinto and Mr. Smith assumed responsibility for Global Technology. Mr. Pinto previously served as Co-CEO of the CIB since 2012.

2021
COMPENSATION
$28.5M
Salary $9.06M[1]
Variable Pay $19.44M
RSUs $9.72M
PSUs $9.72M

2021 Performance

Business Results
•CIB achieved record net income of $21.1B on record revenue[2] of $51.7B, with an ROE of 25%
•Record IB fees of $13.4B, up 41%; record revenues in Advisory of $4.4B, Equity Underwriting of $4.0B and Debt Underwriting of $5.0B, up 85%, 43% and 15% respectively
•Ranked #1 in global IB fees for the 13th consecutive year with wallet share of 9.5%[3] (up from 9.2% in 2020)
•Ranked #1 in Total Markets with 12.2%[4] wallet share (#1 in Fixed Income; Co-#1 in Equities)
•Participated in 9 of the top 10 fee paying deals
•As Co-President & Co-COO, continued to jointly lead the oversight of Firmwide support functions to drive execution and delivery of functional transformations, work with business leaders across the Firm on execution of strategic priorities, and provide oversight of critical Firmwide initiatives

Risk, Controls & Conduct
•Oversaw the Brexit strategy, which continued to be executed post the U.K. departure from the European Union
•Continued to maintain strong risk discipline across all business activities with a focus on addressing issues and enhancing controls in key areas
•Continued to make significant progress in addressing regulatory and enforcement matters affecting the business

Client / Customer / Stakeholder
•Continued executing on a multi-year technology transformation program supporting improved business delivery and internal efficiencies
•Continued to build out advanced payment products, including by advancing investments and acquisitions
•Advanced ESG progress, working cross-functionally with internal teams to deliver service to clients
•Continued to progress business in China Securities, including research, underwriting, trading and brokerage businesses
•Supported clients' continued high trading, payment and deposits volumes

Teamwork & Leadership
•Continued engagement with and focus on diverse talent and development
•Continued as the OC sponsor of the Adelante BRG and was a speaker at their summer and Hispanic Heritage month virtual events
•Continued focus on development of top talent, training and hiring
•Continued to chair the Business Head Forums which includes leaders across the Firm's major businesses

1Refer to Note 2 on page 65.
2The Firm reviews the results of the lines of business on a managed basis. Refer to Additional notes, Note 1, on page 111 for a definition of managed basis.
3Dealogic as of January 3, 2022.
4Coalition Greenwich Competitor Analytics. Share is based on JPMorgan Chase’s internal business structure and revenues, and rank is based on Coalition Index Banks. Excludes the impact of Archegos.

JPMORGAN CHASE & CO.	68	2022 PROXY STATEMENT

EXECUTIVE COMPENSATION | COMPENSATION DISCUSSION AND ANALYSIS

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2021

Gordon Smith
CO-PRESIDENT & CO-COO; CEO: CONSUMER & COMMUNITY BANKING
Mr. Smith was appointed Co-President and Co-Chief Operating Officer of the Firm in January 2018, in addition to serving as CEO of CCB since December 2012. In 2017, Mr. Smith and Mr. Pinto assumed responsibility for Global Technology. Mr. Smith previously served as CEO of the Card, Merchant Services and Auto Finance businesses.

2021 Performance

Business Results
•CCB achieved net income of $20.9B on revenue[1] of $50.1B, with ROE of 41%
•Average deposits of $1.1T (up 24%); average loans of $434.0B (down 3%)
•Largest active digital and mobile customer base among U.S. banks[2]; active digital and mobile customers[3] increased by 6% and 11% from 2020, respectively
•#1 in national retail deposit market share at 10.3%[4]
•As Co-President & Co-COO, continued to jointly lead the oversight of Firmwide support functions to drive execution and delivery of functional transformation, work with business leaders across the Firm on execution of strategic priorities, and provide oversight of critical Firmwide initiatives

Risk, Controls & Conduct
•Continued proactive cybersecurity and controls monitoring through business innovation, new technologies (e.g., machine learning), and addressing elevated and emerging risks
•Continued to make significant progress in addressing regulatory matters affecting the business, as well as addressing issues and enhancing controls
•Continued to develop automated solutions to enhance efficiency and effectiveness to identify issues, and support enhanced operational risk and control review monitoring

Client / Customer / Stakeholder
•Opened 177 branches in 2021, including 23 branches in states the Firm had not previously operated in, becoming the first retail bank with branches open in the lower 48 states for a total of 271 branches opened in new markets since expansion began
•Supported the Firm's $30B Racial Equity Commitment, including through homeownership refinancing, and assisting over 200K additional Black, Hispanic and Latino customers open low-cost checking accounts with no overdraft fees
•Collaborated and executed on acquisitions demonstrating a commitment to deliver exceptional benefits to customers, including the acquisition of Frank, a college financial planning platform, to help millions of students and families to navigate their financial journey while furthering education, and of The Infatuation
•Continued to lead the industry in helping small businesses secure funding through the SBA's PPP, and wrapped up the program

Teamwork & Leadership
•Continued to make progress against CCB’s diversity and inclusion strategy to improve diverse representation and drive an inclusive culture and experience
•Supported additional BRG-sponsored events throughout the year
•Continued focus on development of key talent, succession planning and training opportunities, including the execution of long-term succession planning and transition of role as CEO of CCB
•Delivered strong results on key training and engagement initiatives encompassing leadership and technology skills
•Continued to chair the Business Head Forums which includes leaders across the Firm's major businesses

1The Firm reviews the results of the lines of business on a managed basis. Refer to Additional notes, Note 1, on page 111 for a definition of managed basis.
2Based on 4Q21 peer disclosure for JPM’s CCB, Bank of America’s Consumer Banking, Wells Fargo’s Consumer Banking and Lending, and Citi’s North America GCB segments.
3Active digital customers are users of web and/or mobile platforms who have logged in within the past 90 days; active mobile customers are users of all mobile platforms who have logged in within the past 90 days.
4FDIC 2021 Summary of Deposits survey per S&P Global Market Intelligence. Limits all branches to $1B deposits. Includes all commercial banks, savings banks, and savings institutions as defined by the FDIC.

2022 PROXY STATEMENT	69	JPMORGAN CHASE & CO.

COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE COMPENSATION

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2021

Mary Callahan Erdoes
CEO: ASSET & WEALTH MANAGEMENT
Ms. Erdoes was appointed Chief Executive Officer of Asset & Wealth Management in September 2009. She previously served as CEO of Wealth Management from 2005 to 2009.

2021 Performance

Business Results
•AWM achieved record net income of $4.7B on record revenue[1] of $17.0B; ROE of 33%; and pre-tax margin of 37%
•AUM of $3.1T and client assets of $4.3T, up 15% and 18% respectively
•Positive long-term AUM flows across all asset classes, channels and regions; AUM flows of $232B and client asset flows of $389B
•Record average deposits of $230.3B (up 42%); record average loans of $198.5B (up 19%)
•Best Private Bank in the World (Global Finance); Fund Manager of the Year (Morningstar); Best Private Bank for Ultra High Net Worth Individuals, Wealthy Women, and DE&I (FT/PWM); Best Capital Markets, Advisory & Investment Management Globally (Euromoney); Asset Manager of the Year for Empowering Change Program (Barron's)

Risk, Controls & Conduct
•Continued accountability for deepening the Firm’s fiduciary culture, including leading efforts to strengthen governance, oversight, and training with consistent expectations
•Advanced modeling for qualitative investment risk framework
•Continued regular and constructive engagement with regulators
•Accountable for internal, SEC and CFTC investigations into AWM's record preservation requirements

Client / Customer / Stakeholder
•86% of 10-year long-term mutual fund AUM performing in top two quartiles
•Continued innovative solutions and investments to increase efficiency, enhancing the overall client experience
•Expanded ESG capabilities through the introduction of new products and acquisitions to help clients align to personalized values
•Advanced DEI strategies through investments, collaborations, product offerings, and cross-functional client engagement

Teamwork & Leadership
•Retained 95% of top talent; continued focus on development of high-performing and diverse talent
•Continued to drive programs like ReEntry and the Firmwide diversity agenda; executive sponsor of the NextGen BRG
•39% of Asset Management AUM managed by female portfolio managers, above the industry
•Continued driving the training agenda forward to help upskill the workforce, including providing hands-on coding training for employees

1The Firm reviews the results of the lines of business on a managed basis. Refer to Additional notes, Note 1, on page 111 for a definition of managed basis.

JPMORGAN CHASE & CO.	70	2022 PROXY STATEMENT

EXECUTIVE COMPENSATION | COMPENSATION DISCUSSION AND ANALYSIS

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2021

Jennifer Piepszak
CO-CEO: CONSUMER & COMMUNITY BANKING
FORMER CHIEF FINANCIAL OFFICER
Ms. Piepszak was appointed Co-CEO of CCB in May 2021, previously Chief Financial Officer since May 2019. She previously served as the CEO for Card Services from 2017 to April 2019. Prior to that, Ms. Piepszak served as CEO of Business Banking and CFO for Mortgage Banking.

2021 Performance

Business Results
•As CFO, continued management of capital positions through evolving environment and drove supplier diversity agenda forward
•Transitioned from CFO to co-CEO of CCB, partnering with senior leaders to evolve and set future strategic priorities
•CCB achieved net income of $20.9B on revenue[1] of $50.1B, with ROE of 41%
•Average deposits of $1.1T (up 24%); average loans of $434.0B (down 3%)
•Largest active digital and mobile customer base among U.S. banks[2]; active digital and mobile customers[3] increased by 6% and 11% from 2020, respectively
•#1 in national retail deposit market share at 10.3%[4]

Risk, Controls & Conduct
•Continued proactive cybersecurity and controls monitoring through innovation, technology and addressing elevated and emerging risks
•Continued to maintain strong risk discipline across both the finance and CCB organizations with a focus on addressing issues, enhancing controls and reinforcing culture and conduct principles
•Consistently executed robust controls during heightened M&A activities by strengthening coverage and practices in managing the associated risks

Client / Customer / Stakeholder
•As CFO, participated in events globally, continuing strong engagement internally within the Firm and its Board, and externally with investors, regulators and clients
•As co-CEO of CCB, continued progress in new markets as CCB opened 177 branches in 2021, including 23 branches in states the Firm had not previously operated in, becoming the first retail bank with branches in the lower 48 states, for a total of 271 branches opened in new markets since expansion began
•Supported the Firm's $30B Racial Equity Commitment, including through homeownership refinancing, and assisting over 200K additional Black, Hispanic and Latino customers open low-cost checking accounts with no overdraft fees
•Continued on progress to drive a transformation agenda to modernize technology and streamline customer experience through acquisitions

Teamwork & Leadership
•Focused on continuing to improve diverse representation, succession planning and cultivating development opportunities for key senior leaders
•Delivered strong results on key training and engagement initiatives encompassing leadership and technology skills
•Hosted employee focused events across the organization and continued focus on culture, diversity & inclusion, and well-being
•Champion of Firmwide diversity initiatives; an active member of the Women on the Move steering committee

1The Firm reviews the results of the lines of business on a managed basis. Refer to Additional notes, Note 1, on page 111 for a definition of managed basis.
2Based on 4Q21 peer disclosure for JPM’s CCB, Bank of America’s Consumer Banking, Wells Fargo’s Consumer Banking and Lending, and Citi’s North America GCB segments.
3Active digital customers are users of web and/or mobile platforms who have logged in within the past 90 days; active mobile customers are users of all mobile platforms who have logged in within the past 90 days.
4FDIC 2021 Summary of Deposits survey per S&P Global Market Intelligence. Limits all branches to $1B deposits. Includes all commercial banks, savings banks, and savings institutions as defined by the FDIC.

2022 PROXY STATEMENT	71	JPMORGAN CHASE & CO.

COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE COMPENSATION

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2021

Jeremy Barnum
CHIEF FINANCIAL OFFICER

Mr. Barnum was appointed as the Chief Financial Officer of the Firm in May 2021. Previously, Mr. Barnum served as head of Global Research for CIB, and prior to that, was Chief Financial Officer and Chief of Staff for CIB from 2013 through the beginning of 2021.

2021 Performance

Business Results
•As newly appointed CFO, took on responsibility for a number of areas including Global Finance & Business Management, Treasury & Chief Investment Office, Chief Administrative Office, and Control Management
•Effectively delivered the Firm's second quarter earnings, establishing credibility across the analyst and investor community
•Managed the Firm's balance sheet, capital and liquidity position during the year
•Co-led the Firm's return to the office planning efforts and strategy, and drove decision making through a rapidly evolving environment
•Provided centralized support for the increase in the Firm's acquisition activity
•Continued to advance supplier diversity commitments and execute the real estate strategy, including the renewable energy and sustainability agenda, and the development of the Firm's New York headquarters project on schedule

Risk, Controls & Conduct
•Continued to maintain strong risk discipline across the organization and drive timely remediation of issues
•Provided oversight over the firmwide business resiliency program, focused on uplifting the Firm's planning and testing capabilities

Client / Customer / Stakeholder
•Participated in over 70 engagements globally, internally and externally, establishing relationships with a broad range of investors, analysts, regulators and clients
•Participated in constructive engagement and advocacy with key regulators, focused on capital and leverage rule coherence
•Provided oversight over a strong Investor Relations function, widely seen as best-in-class

Teamwork & Leadership
•Focused on continued improvement of diverse representation, succession planning and cultivating development opportunities for key senior leaders
•Continued to drive a culture of diversity, equity and inclusion across the finance organization, with a focus on effective feedback and promotion transparency

JPMORGAN CHASE & CO.	72	2022 PROXY STATEMENT

EXECUTIVE COMPENSATION | COMPENSATION DISCUSSION AND ANALYSIS
Compensation & Management Development Committee report
The Compensation & Management Development Committee has reviewed the Compensation Discussion and Analysis and discussed that analysis with management.
Based on such review and discussion with management, the Compensation & Management Development Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2021. This report is provided as of March 15, 2022, by the following independent directors, who comprise the Compensation & Management Development Committee:
Stephen B. Burke (Chair)
Linda B. Bammann
Todd A. Combs
Virginia M. Rometty

The Compensation Discussion and Analysis is intended to describe our 2021 performance, the compensation decisions for our Named Executive Officers and the Firm’s philosophy and approach to compensation. The following tables on pages 74-81 present additional information required in accordance with SEC rules, including the Summary Compensation Table.

2022 PROXY STATEMENT	73	JPMORGAN CHASE & CO.

EXECUTIVE COMPENSATION TABLES | EXECUTIVE COMPENSATION
Executive compensation tables
I. SUMMARY COMPENSATION TABLE (SCT)
The following table and related narratives present the compensation for our Named Executive Officers in the format specified by the SEC. The table below reflects equity awards made in 2021 for 2020 performance. The “NEO Compensation” table on page 65 shows how the CMDC viewed compensation actions for 2021 performance.

Name and principal position	Year	Salary ($)[1]		Bonus ($)[2]	Stock awards ($)[3]	Option awards ($)[4]	Change in pension value and non-qualified deferred compensation earnings ($)[5]	All other compensation ($)[6]		Total ($)
James Dimon Chairman and CEO	2021	$1,500,000		$5,000,000	$25,000,000	$52,620,000	$25,486	$282,659	[7]	$84,428,145
	2020	1,500,000		5,000,000	25,000,000	—	21,845	142,709		31,664,554
	2019	1,500,000		5,000,000	24,500,000	—	34,370	578,246		31,612,616
Daniel Pinto[8] Co-President and Co-COO; CEO CIB	2021	9,055,948	[8]	—	16,259,710	27,862,500	—	151,089	[9]	53,329,247
	2020	8,240,290		—	14,260,778	—	—	46,118		22,547,186
	2019	8,239,222		—	13,723,974	—	—	72,246		22,035,442
Gordon Smith Co-President and Co-COO; CEO CCB	2021	750,000		8,700,000	13,050,000	—	1,031	49,475	[10]	22,550,506
	2020	750,000		8,700,000	13,050,000	—	4,135	4,000		22,508,135
	2019	750,000		8,700,000	12,750,000	—	9,071	—		22,209,071
Mary Callahan Erdoes CEO AWM	2021	750,000		7,900,000	12,150,000	—	—	5,000	[11]	20,805,000
	2020	750,000		8,100,000	12,150,000	—	52,633	5,000		21,057,633
	2019	750,000		8,100,000	11,850,000	—	54,269	—		20,754,269
Jennifer Piepszak Co-CEO, CCB & Former Chief Financial Officer	2021	750,000		6,300,000	6,750,000	—	—	5,000	[12]	13,805,000
	2020	750,000		4,500,000	5,600,000	—	45,851	5,000		10,900,851
	2019	666,667		3,733,333	3,300,000	—	46,527	—		7,746,527
Jeremy Barnum[13] Chief Financial Officer	2021	693,750		3,722,500	2,450,000	—	—	5,000	[14]	6,871,250
1Salary reflects the actual amount paid in each year.
2Includes amounts awarded, whether paid or deferred. Cash incentive compensation reflects compensation earned in connection with the performance year shown, which was awarded in January of the following year.
3Includes amounts awarded during the year shown. Amounts are the fair value on the grant date in accordance with applicable accounting guidance (i.e., at target for PSUs awarded in 2021). At the maximum level of performance, the value of PSUs awarded in 2021 would be: $37,500,000 for Mr. Dimon; $12,194,783 for Mr. Pinto; $9,787,500 for Mr. Smith; $9,112,500 for Ms. Erdoes; and $5,062,500 for Ms. Piepszak. Mr. Barnum did not receive a PSU award in 2021. The Firm’s accounting for employee stock-based incentives is described in Note 9 to the Firm’s Consolidated Financial Statements in the 2021 Annual Report on pages 218-219, which may be accessed on our website at jpmorganchase.com, under Investor Relations.
4In 2021, Mr. Dimon and Mr. Pinto were granted special option awards in the form of SARs that are not part of their regular annual compensation and will not be awarded on a recurring basis. Refer to page 66 for further information. The special options were awarded at the fair value on the respective grant dates of each award. The Firm’s accounting for employee stock-based incentives (including assumptions used to value employee stock options and SARs) is described in Note 9 to the Firm’s Consolidated Financial Statements in the 2021 Annual Report on pages 218-219.
5Amounts for years 2021, 2020, and 2019 are the aggregate change in the actuarial present value of the accumulated benefits under all defined benefit pension plans (including supplemental plans). No NEOs had earnings in excess of 120% of the applicable federal rate on deferred compensation balances where the rate of return is not calculated in the same or in a similar manner as earnings on hypothetical investments under the Firm's qualified plans. The amount of earnings in excess of 120% of the applicable federal rate included in this column is $0 for each of 2021, 2020 and, 2019. The Change in Pension Value is -$8,126 for Ms. Erdoes, -$9,166 for Ms. Piepszak, and -$9,653 for Mr. Barnum.
6“All other compensation” includes the cost, if any, for a named executive officer’s spouse to attend business-related events where spousal attendance is expected or customary. This did not exceed the greater of $25,000 or 10% of the named executive officer’s total perquisites and personal benefits except as specifically noted in the footnotes that follow.
7The “All other compensation” column for Mr. Dimon includes: $5,000 in employer non-matching contributions to the U.S. defined contribution plan, which replaces the employer benefit to the Firm's qualified noncontributory U.S. defined benefit pension plan that was frozen effective January 1, 2020; $146,847 for personal use of corporate aircraft; $30,099 for personal use of corporate cars; and $100,713 for the cost of residential, personal travel, and related security paid by the Firm, of which a portion was for periodic security equipment maintenance. Mr. Dimon’s personal use of corporate aircraft and cars, and certain related security, is required pursuant to security measures approved by the Board. Incremental costs are determined as follows:
◦Aircraft: operating cost per flight hour for the aircraft type used, developed by an independent reference source, including fuel, fuel additives and lubricants; landing and parking fees; crew expenses; small supplies and catering; maintenance, labor and parts; engine restoration costs; and a maintenance service plan.
◦Cars: annual lease valuation of the assigned cars; annual insurance premiums; fuel expense; estimated annual maintenance; other miscellaneous expense; and annual drivers’ compensation, including salary, overtime, benefits and bonus. The resulting total is allocated between personal and business use based on mileage.
8Since Mr. Pinto is located in the U.K., the terms and composition of his compensation reflect the requirements of local regulations, including changes that came into effect in 2014 and 2021 to comply with the Capital Requirements Directive IV and V respectively. These requirements include that at least 60% of his incentive compensation is deferred, and that his incentive compensation is not more than twice his fixed compensation in respect of any given performance year. Mr. Pinto’s fixed compensation is comprised of salary and an annual cash fixed allowance, which from June 2017, has been payable in equal monthly installments. Mr. Pinto’s fixed allowance, which is paid in British pound sterling, increased to $8,400,000 in 2021 from $7,635,000 in 2020 and 2019. His salary of £475,000 has remained unchanged since 2016. The CMDC elected to defer 100% of Mr. Pinto’s variable compensation into equity – 50% into RSUs and 50% into PSUs – in order to maintain a comparable deferred equity portion to similarly situated Firm employees. For the purposes of this table, a blended applicable rate of 1.38094 U.S. dollars per GBP, which was based on a 10-month average rate, has been used to convert Mr. Pinto’s salary to U.S. dollars for 2021. The blended applicable rates used to convert Mr. Pinto’s salary for 2020 and 2019 were 1.27429 and 1.27205 U.S. dollars per GBP, respectively.
9The “All other compensation” column for Mr. Pinto includes $21,004 in employer contributions to a non-U.S. defined contribution plan; $23,662 in tax compliance assistance for non-U.K. business travel; $31,637 for temporary housing in advance of Mr. Pinto's move to the United States in early 2022; $46,574 for a filing fee and related accounting fees paid by the Firm on Mr. Pinto's behalf in order for Mr. Pinto to maintain his stock ownership in the Firm in compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (this amount was imputed income to Mr. Pinto); and $28,212 for personal use of corporate aircraft, cars and spousal travel related to business events.
10The “All other compensation” column for Mr. Smith includes $4,000 in employer non-matching contributions to the U.S. defined contribution plan; and $45,475 for a filing fee and related accounting fees paid by the Firm on Mr. Smith's behalf in order for Mr. Smith to maintain his stock ownership in the Firm in compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (this amount was imputed income to Mr. Smith).
11The “All other compensation” column for Ms. Erdoes includes $5,000 in employer non-matching contributions to the U.S. defined contribution plan.
12The “All other compensation” column for Ms. Piepszak includes $5,000 in employer non-matching contributions to the U.S. defined contribution plan.
13Mr. Barnum was not a NEO in 2019 and 2020.
14The “All other compensation” column for Mr. Barnum includes $5,000 in employer non-matching contributions to the U.S. defined contribution plan.

JPMORGAN CHASE & CO.	74	2022 PROXY STATEMENT

EXECUTIVE COMPENSATION | EXECUTIVE COMPENSATION TABLES
II. 2021 GRANTS OF PLAN-BASED AWARDS1
The following table shows grants of plan-based awards made in 2021.

		Estimated Future Payout Under Equity Incentive Plan Awards (PSUs)[2]			Stock awards (RSUs)[3]	Option Awards (SARs)[4]
Name	Grant date	Threshold (#)	Target (#)	Maximum (#)	Number of shares of restricted stock or units (#)	Number of securities underlying options (#)	Exercise Price ($/sh)	Closing price on option grant date ($/Sh)	Grant date fair value ($)[5]
James Dimon	1/19/2021	—	179,521	269,282	—	—	—	—	$25,000,000
	7/20/2021	—	—	—	—	1,500,000	$148.73	$149.71	52,620,000
Daniel Pinto	1/19/2021	—	—	—	69,291	—	—	—	8,129,855
	1/19/2021	—	69,683	104,525	—	—	—	—	8,129,855
	12/14/2021	—	—	—	—	750,000	$159.095	$159.13	27,862,500
Gordon Smith	1/19/2021	—	—	—	46,855	—	—	—	6,525,000
	1/19/2021	—	46,855	70,283	—	—	—	—	6,525,000
Mary Callahan Erdoes	1/19/2021	—	—	—	43,624	—	—	—	6,075,000
	1/19/2021	—	43,624	65,436	—	—	—	—	6,075,000
Jennifer Piepszak	1/19/2021	—	—	—	24,236	—	—	—	3,375,000
	1/19/2021	—	24,236	36,354	—	—	—	—	3,375,000
Jeremy Barnum	1/19/2021	—	—	—	17,594	—	—	—	2,450,000
1Equity grants are awarded as part of the annual compensation process and as part of employment offers for new hires. Grants made as part of the annual incentive compensation process are generally awarded in January after fourth quarter earnings are released. RSUs and PSUs carry no voting rights. On January 18, 2022, the Firm awarded RSU and PSU awards as part of the 2021 annual incentive compensation. Because these awards were granted in 2022, they do not appear in this table, which is required to include only equity awards actually granted during 2021. These 2022 awards are however reflected in the “NEO Compensation” table on page 65. In 2021, Mr. Dimon and Mr. Pinto were granted special option awards in the form of SARs that are not part of their regular annual compensation and will not be awarded on a recurring basis. Refer to page 66 for further information.
2For NEOs other than Mr. Pinto, PSUs vest on March 25, 2024, and are subject to a two-year holding period post-vesting. In accordance with U.K. regulations, for Mr. Pinto, PSUs vest in five equal installments on March 25, 2024, 2025, 2026, 2027 and 2028 and are subject to: (i) a twelve-month holding period for all installments post-vesting, (ii) a two-year holding period for the installment vesting on March 25, 2024, with the holding periods associated with (i) and (ii) above running concurrently. Each PSU represents the right to receive one share of common stock on the vesting date. The ultimate number of PSUs that will vest will be determined by the Firm’s performance over the three-year performance period, and for NEOs other than Mr. Pinto, will include any accumulated reinvested dividend equivalent shares. The dividend equivalent shares, if any, will be based on: (1) the number of PSUs earned at vesting; and (2) on dividends that would have been paid on the Firm’s common stock during the vesting period as of each dividend payment date, if any. Under rules applicable in the U.K., for Mr. Pinto, the PSUs are not eligible for reinvested dividend equivalent shares and an assessment is also made of his qualitative performance in determining the ultimate number of PSUs that will vest.
3For NEOs other than Mr. Pinto, RSUs vest in two equal installments on January 13, 2023 and 2024. Each RSU represents the right to receive one share of common stock on the vesting date and non-preferential dividend equivalents, payable in cash, equal to any dividends paid on the Firm’s common stock during the vesting period. Under rules applicable in the U.K., for Mr. Pinto, RSUs vest in five equal installments on January 13, 2024, 2025, 2026, 2027 and 2028 are subject to a twelve-month holding period post-vesting. Mr. Pinto’s RSUs are not eligible for dividend equivalents.
4SARs cliff vest on the fifth anniversary of the Grant Date, and will become exercisable no earlier than the vest date. Net shares delivered from the exercise must be held until the tenth anniversary of the Grant Date.
5For NEOs other than Mr. Pinto, the grant date fair value for RSUs and PSUs is based on the average of the high and the low prices of JPMorgan Chase common stock on the grant date multiplied by the number of shares granted (for RSUs) or target number of PSUs. For Mr. Pinto the grant date fair value takes into account that these awards do not carry the right to dividends or dividend equivalents prior to vesting, in accordance with local regulations. For SARs, the grant date fair value is calculated using the Black-Scholes valuation model.

2022 PROXY STATEMENT	75	JPMORGAN CHASE & CO.

EXECUTIVE COMPENSATION TABLES | EXECUTIVE COMPENSATION
III. OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2021
The following table shows the number of shares of the Firm’s common stock underlying (i) exercisable SARs and (ii) RSUs and PSUs that had not yet vested held by the Firm’s Named Executive Officers on December 31, 2021.

			Option awards					Stock awards
Name	Option/ stock award grant date[1]		Number of securities underlying unexercised options: # exercisable[1,2]	Number of securities underlying unexercised options: # unexercisable[1,2]		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested[1,2,3]		Number of unearned performance shares or units of stock that have not vested[1,2,3]
James Dimon
	1/15/2019	[4]	—	—		$—	—	396,010	[a]	—
	1/21/2020		—	—		—	—	—		287,637	[a]
	1/19/2021		—	—		—	—	—		274,053	[a]
	7/20/2021		—	1,500,000	[b]	148.73	7/20/2031	—		—
Total awards (#)			—	1,500,000				396,010		561,690
Market value ($)[5]			$—	$14,430,000				$62,708,184		$88,943,612
Daniel Pinto
	1/17/2013		104,603	—	[c]	$46.58	1/17/2023	—		—
	1/17/2017		—	—		—	—	61,531	[d]	—
	1/17/2017		—	—		—	—	38,091	[e]	—
	1/16/2018		—	—		—	—	78,092	[e]	—
	1/16/2018		—	—		—	—	50,944	[e]	—
	1/15/2019	[4]	—	—		—	—	117,210	[e]	—
	1/15/2019		—	—		—	—	83,586	[e]	—
	1/21/2020		—	—		—	—	61,613	[e]	89,130	[e]
	1/19/2021		—	—		—	—	69,291	[e]	104,525	[e]
	12/14/2021		0	750,000	[b]	159.095	12/14/2031	—		—
Total awards (#)			104,603	750,000				560,358		193,655
Market value ($)[5]			$11,691,477	$0				$88,732,691		$30,665,269
Gordon Smith
	1/15/2019	[4]	—	—		—	—	103,044	[a]	—
	1/15/2019		—	—		—	—	31,706	[f]	—
	1/21/2020		—	—		—	—	47,496	[f]	75,074	[a]
	1/19/2021		—	—		—	—	46,855	[f]	71,528	[a]
Total awards (#)			—	—				229,101		146,602
Market value ($)[5]			$—	$—				$36,278,143		$23,214,427

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EXECUTIVE COMPENSATION | EXECUTIVE COMPENSATION TABLES

			Option awards				Stock awards
Name	Option/ stock award grant date[1]		Number of securities underlying unexercised options: # exercisable[1,2]	Number of securities underlying unexercised options: # exercisable[1,2]	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested[1,2,3]		Number of unearned performance shares or units of stock that have not vested[1,2,3]
Mary Callahan Erdoes
	1/15/2019	[4]	—	—	$—	—	95,770	[a]	—
	1/15/2019		—	—	—	—	29,468	[f]	—
	1/21/2020		—	—	—	—	44,221	[f]	69,897	[a]
	1/19/2021		—	—	—	—	43,624	[f]	66,596	[a]
Total awards (#)			—	—			213,083		136,493
Market value ($)[5]			$—	$—			$33,741,693		$21,613,667
Jennifer Piepszak
	1/15/2019		—	—	$—	—	16,413	[f]	—
	1/21/2020		—	—	—	—	20,382	[f]	32,217	[a]
	1/19/2021		—	—	—	—	24,236	[f]	36,999	[a]
Total awards (#)			—	—			61,031		69,216
Market value ($)[5]			$—	$—			$9,664,259		$10,960,354
Jeremy Barnum
	1/15/2019		—	—	$—	—	11,564	[f]	—
	1/21/2020		—	—	—	—	17,834	[f]	—
	1/19/2021		—	—	—	—	17,594	[f]	—
Total awards (#)			—	—			46,992		—
Market value ($)[5]			$—	$—			$7,441,183		$—
1The awards set forth in the table were granted with the following vesting schedules:
aPSUs vest in year three including any dividends that are reinvested over the vesting period
bSARs cliff vest in year five
cSARs vest in five equal installments, in years one, two, three, four and five
dPSUs vest in five equal installments, in years three, four, five, six and seven including any dividends that are reinvested over the vesting period
ePSUs and RSUs vest in five equal installments, in years three, four, five, six and seven
fRSUs vest in two equal installments, in years two and three
2Value based on $158.35, which was the closing price per share of our common stock on December 31, 2021.
3Represents the maximum number of shares that NEOs may receive over the vesting period in connection with PSU awards granted and accumulated reinvested dividend equivalent shares, as applicable, as of December 31, 2021.
4Represents PSU awards for which the performance period ended on December 31, 2021. The CMDC certified the applicable performance criteria for the PSUs on March 15, 2022; the PSUs subsequently vested on March 25, 2022 as noted in the applicable footnotes a and e.
5For option awards, this represents the market value of in-the-money SARs; for stock awards it represents the value of unearned PSUs or RSUs that have not vested.

2022 PROXY STATEMENT	77	JPMORGAN CHASE & CO.

EXECUTIVE COMPENSATION TABLES | EXECUTIVE COMPENSATION
IV. 2021 OPTION EXERCISES AND STOCK VESTED TABLE
The following table shows the number of shares acquired and the value realized during 2021 upon the exercise of stock options and the vesting of PSUs and RSUs previously granted to each of the Named Executive Officers.

	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)[1]	Number of shares acquired on vesting (#)	Value realized on vesting ($)[2]
James Dimon	562,430	$71,105,213	335,429	$50,700,241
Daniel Pinto	82,115	11,108,928	65,462	9,597,034
Gordon Smith	—	—	141,651	20,738,426
Mary Callahan Erdoes	105,143	11,819,387	136,558	20,002,620
Jennifer Piepszak	—	—	25,321	3,530,887
Jeremy Barnum	—	—	21,920	3,056,634
1Values were determined by multiplying the number of shares of our common stock, to which the exercise of the options related, by the difference between the per-share fair market value of our common stock on the date of exercise and the exercise price of the options.
2Values were determined by multiplying the number of PSUs and RSUs, as applicable, that vested by the per-share fair market value of our common stock on the vesting date.
V. 2021 PENSION BENEFITS
The table below sets forth the retirement benefits expected to be paid to our Named Executive Officers under the Firm’s retirement plans. The terms of the plans are described below the table. No payments were made under these plans during 2021 to our NEOs.

Name	Plan name	Number of years of credited service (#)	Present value of accumulated benefit ($)
James Dimon	Retirement Plan	19	$201,238
	Excess Retirement Plan	19	479,354
Daniel Pinto	—	—	—
Gordon Smith	Retirement Plan	12	66,648
	Excess Retirement Plan	12	12,237
Mary Callahan Erdoes	Retirement Plan	23	401,756
	Excess Retirement Plan	23	35,619
Jennifer Piepszak	Retirement Plan	25	328,645
	Excess Retirement Plan	25	675
Jeremy Barnum	Retirement Plan	23	269,815
Retirement Plan — The JPMorgan Chase Retirement Plan is a qualified noncontributory U.S. defined benefit pension plan that provides benefits to most U.S. employees. The Plan was frozen with respect to pay credit contributions, effective January 1, 2020, and frozen with respect to new entrants into the Plan, effective January 1, 2019. Employees became fully vested in the value of their Plan benefits as a result of this change. The years of service listed above are as of the freeze date. The Plan employed a cash balance formula (in the form of pay and interest credits) to determine amounts at retirement. Pay credits ceased effective with the plan freeze. Interest credits, which generally equal the yield on one-year U.S. Treasury bills plus 1% (subject to a minimum of 4.5%), continue to accrue. Account balances include the value of benefits earned under prior heritage company plans, if any. Benefits are payable as an actuarially equivalent lifetime annuity with survivorship rights (if married) or optionally under a variety of other payment forms, including a single-sum distribution.
Excess Retirement Plan — Benefits were determined under the same terms and conditions as the Retirement Plan, but reflecting base salary in excess of IRS limits up to $1 million and benefit amounts in excess of IRS limits. Benefits are generally payable in a lump sum in the year following termination. The plan is closed to new participants and accruals under the plan were discontinued as of May 1, 2009.

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EXECUTIVE COMPENSATION | EXECUTIVE COMPENSATION TABLES
Present value of accumulated benefits — The valuation method and all material assumptions used to calculate the amounts above are consistent with those reflected in Note 8 to the Firm’s Consolidated Financial Statements in the 2021 Form 10-K on pages 215-217. Key assumptions include the discount rate (2.85%); interest rates (4.75% crediting to project cash balances; 2.00% to convert annuities to lump sums and lump sums to annuities) and mortality rates (for the present value of annuities, the Pri-2012 (white-collar) projected generational mortality table with projection scale MP2021; for lump sums, the UP94 mortality table projected to 2002, with 50%/50% male/female weighting). We assumed benefits would commence at normal retirement date or unreduced retirement date, if earlier. Benefits paid from the Retirement Plan were assumed to be paid either as single-sum distributions (with probability of 85%) or life annuities (with probability of 15%). Benefits from the Excess Retirement Plan are paid as single-sum distributions. No death or other separation from service was assumed prior to retirement date.
VI. 2021 NON-QUALIFIED DEFERRED COMPENSATION
The Deferred Compensation Plan allows eligible participants to defer their annual cash incentive compensation awards on a before-tax basis up to a maximum of $1 million. A lifetime $10 million cap applies to deferrals of cash made after 2005. No deferral elections have been permitted relative to equity awards since 2006. During 2021, there were no contributions made by the Firm nor contributions made or withdrawals or distributions received by the Named Executive Officers.

Name	Aggregate earnings (loss) in last fiscal year ($)[1]	Aggregate balance at last fiscal year–end ($)
James Dimon	$209	$151,258
Daniel Pinto	721	24,885
Gordon Smith	—	—
Mary Callahan Erdoes	—	—
Jennifer Piepszak	15	510
Jeremy Barnum	—	—
1The Deferred Compensation Plan allows participants to direct their deferrals among several investment choices, including JPMorgan Chase common stock; an interest income fund based 50% on a weighted average of returns by Hartford Investment Management Company SVA Bond Index Division and 50% by Newport Group designated set of general account life insurance policies owned by JPMorgan Chase; Hartford funds indexed to fixed income, bond, balanced, S&P 500, Russell 2000 and international portfolios; and Hartford investments in Vanguard Variable Insurance Fund high-yield bond, mid-cap and REIT index. In addition, there are balances in deemed investment choices from heritage company plans that are no longer open to new deferrals.
Investment returns in 2021 for the following investment choices were: Short-Term Fixed Income, 0.21%; Interest Income, 2.98%; Barclays Capital U.S. Aggregate Bond Index, (1.82)%; High-Yield, 3.68%; Balanced Portfolio, 12.63%; S&P 500 Index, 28.66%; Mid-Cap Index, 24.36%; Russell 2000 Index, 14.69%; REIT Index, 40.21%; International, (1.54)%; and JPMorgan Chase common stock, including dividend equivalents, 27.73)%.
Beginning with deferrals credited January 2005 under the Deferred Compensation Plan, participants were required to elect to receive distribution of the deferral balance beginning either following retirement or termination or in a specific year but no earlier than the second anniversary of the date the deferral would otherwise have been paid. If retirement or termination were elected, payments will commence during the calendar year following retirement or termination. Participants may elect the distribution to be lump sum or annual installments for a maximum of 15 years. With respect to deferrals made after December 31, 2004, under the Deferred Compensation Plan, account balances are automatically paid as a lump sum in the year following termination if employment terminates prior to the participant attaining 15 years of service. With respect to deferrals made after December 31, 2017, account balances are automatically paid as a lump sum in the year following termination if employment terminates prior to the participant attaining 5 years of service.
The Supplemental Savings and Investment Plan (“SSIP”) is a heritage plan applicable to former Bank One employees which is closed to new participants and does not permit new deferrals. It functions similarly to the Deferred Compensation Plan. The investment return in 2021 for the following investment choice was: Short-Term Fixed Income, 0.14%. With respect to the SSIP, account balances are automatically paid as a lump sum in the year following termination unless an installment option is elected prior to termination of employment.

2022 PROXY STATEMENT	79	JPMORGAN CHASE & CO.

EXECUTIVE COMPENSATION TABLES | EXECUTIVE COMPENSATION
VII. 2021 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
We believe our pay practices relating to termination events, summarized below, illustrate our commitment to sound corporate governance, are consistent with best practices and are aligned with the interests of shareholders.
TERMINATION POLICIES ALIGNED WITH SHAREHOLDER INTERESTS

No golden parachute agreements	•NEOs are not entitled to any accelerated cash/equity payments or special benefits upon a change in control

No employment agreements	•All of the U.S. based NEOs are “at will” employees and are not covered by employment agreements •Mr. Pinto's terms of employment reflect applicable U.K. legal standards

No special cash severance	•Severance amounts for NEOs are capped at one-year salary, not to exceed $400,000 (or £275,000 in the case of Mr. Pinto)

No special executive benefits	•NEOs are not entitled to any special benefits upon termination

Standard, broad-based severance
Mr. Dimon, Mr. Smith, Ms. Erdoes, Ms. Piepszak and Mr. Barnum are covered under the Firm’s broad-based U.S. Severance Pay Plan. Benefits under the U.S. Severance Pay Plan are based on an employee’s base salary and length of service on termination of employment. Employees remain eligible for coverage at active employee rates under certain of the Firm’s employee welfare plans (such as medical and dental) for up to six months after their employment terminates. Mr. Pinto is covered under the Firm’s U.K. Discretionary Redundancy Policy, which provides for a lump sum payment on termination based on base salary and length of service and subject to a cap of £275,000. In addition, in the event of termination by the Firm for reasons other than cause, employees may be considered, at the discretion of the Firm, for a cash payment in lieu of an annual incentive compensation award, taking into consideration all circumstances the Firm deems relevant, including the circumstances of the employee’s leaving and the employee’s contributions to the Firm over his or her career. Severance benefits and any such discretionary payment are subject to execution of a release in favor of the Firm and certain post-termination restrictions.
The table on the following page sets forth the benefits and compensation which the Named Executive Officers would have received if their employment had terminated on December 31, 2021. The amounts shown in the table on the following page do not include other payments and benefits available generally to salaried employees upon termination of employment, such as accrued vacation pay, distributions from the 401(k) Savings Plan, pension and deferred compensation plans, or any death, disability or post retirement welfare benefits available under broad-based employee plans. For information on the pension and deferred compensation plans, see “Table V: 2021 Pension benefits” on page 78 and “Table VI: 2021 Non-qualified deferred compensation” on page 79. Such tables also do not show the value of vested SARs, which are listed In “Table III: Outstanding equity awards at fiscal year-end 2021” on pages 76 and 77.
NEOs are not entitled to any additional equity awards in connection with a potential termination. Rather, under certain termination scenarios including disability, death, termination without cause, or resignation (if full-career eligible), NEOs’ outstanding equity awards continue to vest in accordance with their terms (or accelerate in the event of death). The table on the following page shows the value of these unvested RSUs, PSUs and SARs based on the closing price of our common stock on December 31, 2021 (for SARs it is the closing price of our common stock price on December 31, 2021, minus the applicable exercise price of the SARs).
Government Office provision
Employees with applicable awards, including NEOs, are covered under the Firm’s Government Office provision which allows for continued vesting of equity awards if the employee resigns to accept a covered government office. For such employees who are full-career eligible, outstanding performance year awards continue to vest in accordance with their terms whether they leave the Firm to enter government service or otherwise, so, for these awards, the Government Office provision does not provide any benefit to employees who are full-career eligible. All NEOs meet the full-career eligibility provision of their applicable awards.1
For employees who are not full-career eligible, and for awards that do not have full career eligibility provisions, the value of awards that would continue to vest as a result of the Government Office provision of our equity plan would equal a percentage of the unvested stock awards ranging from 0% prior to three years of employment by the Firm to 50% after three years of employment increasing to 100% after five years.

1Refer to Notes 3 and 6 on page 81.

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EXECUTIVE COMPENSATION | EXECUTIVE COMPENSATION TABLES
The Firm’s Government Office provision allows for accelerated vesting of the awards otherwise eligible for continued vesting, as described above, only if government ethics or conflicts of interest laws require divestiture of unvested awards and do not allow continued vesting.
Notwithstanding acceleration of any awards, the former employee remains subject to the applicable terms of the award agreement as if the award had remained outstanding for the duration of the original vesting period, including the clawback provisions and post-employment obligations.
Any awards not eligible for continued vesting under the terms of the plan are forfeited and they do not accelerate.
In 2021, no current or former OC member received any benefits under the Government Office provision.
2021 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

		Termination reason[1]
Name		Involuntary without cause ($)[2]	Resignation per Full-Career Eligibility provision ($)[3]	Disability[4]	Death ($)[5]	Resignation per Government Office provision ($)[6]	Change in control ($)
James Dimon	Severance and other	$400,000	$—	$—	$—	$—	$—
	Option/SAR awards	—	—	14,430,000	14,430,000	14,430,000	—
	Stock awards	—	—		—	—	—
	Performance share units[7]	122,003,667	122,003,667	122,003,667	136,947,054	—	—
Daniel Pinto	Severance and other	366,306	—	—	—	—	—
	Option/SAR awards	—	—	—	—	0	—
	Stock awards	70,172,488	70,172,488	70,172,488	70,172,488	—	—
	Performance share units[7]	39,003,664	39,003,664	39,003,664	43,979,100	—	—
Gordon Smith	Severance and other	346,154	—	—	—	—	—
	Stock awards	19,961,126	19,961,126	19,961,126	19,961,126	—	—
	Performance share units[7]	31,793,062	31,793,062	31,793,062	35,693,287	—	—
Mary Callahan	Severance and other	400,000	—	—	—	—	—
Erdoes	Stock awards	18,576,514	18,576,514	18,576,514	18,576,514	—	—
	Performance share units[7]	29,574,136	29,574,136	29,574,136	33,205,423	—	—
Jennifer	Severance and other	400,000	—	—	—	—	—
Piepszak	Stock awards	9,664,259	9,664,259	9,664,259	9,664,259	—	—
	Performance share units[7]	7,306,711	7,306,711	7,306,711	9,091,322	—	—
Jeremy	Severance and other	323,077	—	—	—	—	—
Barnum	Stock awards	7,441,183	7,441,183	7,441,183	7,441,183	—	—
1"Option/SAR Awards", “Stock awards” and “Performance share units” refer to previously granted, outstanding equity awards. NEOs are not entitled to any additional equity awards in connection with a potential termination.
2Involuntary terminations without cause include involuntary terminations due to redundancies and involuntary terminations without alternative employment. For “Severance and other”, amounts shown represent severance under the Firm’s broad-based U.S. Severance Pay Plan, or the U.K. Discretionary Redundancy Policy in the case of Mr. Pinto. Base salary greater than $400,000 per year, or £275,000 in the case of Mr. Pinto, is disregarded for purposes of determining severance amounts. The rate used to convert Mr. Pinto’s eligible severance to U.S. dollars was the blended spot rate for the month of December 2021, which was $1.33202 U.S. dollars per British pound sterling.
3For employees in good standing who have resigned and have met full-career eligibility or other acceptable criteria, awards continue to vest over time on their original schedule, provided that the employees, for the remainder of the vesting period, do not perform services for a financial services company or work in their profession (whether or not for a financial services company); provided that employees may work for a government, education or not-for-profit organization. The awards shown represent RSUs and PSUs that would continue to vest because the Named Executive Officers have met the full-career eligibility criteria. The awards are subject to continuing post-employment obligations to the Firm during this period.
4In the case of disability, stock awards continue to vest pursuant to their original vesting schedule.
5Vesting restrictions on stock awards and PSU awards lapse immediately upon death.
6The Government Office provision of an award does not provide any benefit to employees who have met the full-career eligibility provision of that same award. Therefore, under the terms of the Government Office provision, Named Executive Officers would generally not receive any benefit upon termination since they meet the full-career eligibility provision entitling them to continued vesting of their equity awards (see preceding Note 3). For awards that do not have the full career eligibility provision, the amount reported is based on the December 31, 2021 value of the award in which the NEO is eligible to continue to vest.
7For death, represents the value of PSUs granted on January 15, 2019, January 21, 2020 and January 19, 2021, assuming: (a) maximum payout related to 2019, 2020 and 2021 performance years; (b) target payout related to 2022 and 2023 performance years; and (c) accumulated reinvested dividend equivalent shares as of December 31, 2021. For involuntary without cause, full career eligibility provision and disability, target payout is assumed for the PSUs granted on January 21, 2020 and January 29, 2021.

2022 PROXY STATEMENT	81	JPMORGAN CHASE & CO.

CEO PAY RATIO DISCLOSURE | EXECUTIVE COMPENSATION
CEO pay ratio disclosure
We are providing the following information about the relationship of the annual total compensation of our estimated median employee and the annual total compensation of Mr. Dimon, our Chairman and CEO.
CEO PAY RATIO
For the year ended December 31, 2021:
•The annual total compensation of Mr. Dimon was $84,435,7291 including Firm-paid employee benefits, or $31,815,729 excluding the one-time special award described on page 66
•The annual total compensation of our estimated median employee was $92,112, including Firm-paid employee benefits2 and change in pension value
•This represents a ratio of 917 to 1, or 346 to 1 excluding the one-time special award
IDENTIFYING OUR MEDIAN EMPLOYEE
For our disclosure in the 2021 proxy statement, we identified our estimated median employee using annual total compensation for performance year 2020 based on data from the Firm's global compensation system as of February 28, 2021. Annual total compensation included salary as of December 31, 2020, as well as overtime pay, fixed allowance and incentive compensation, if applicable. We annualized the salary portion of the compensation for employees who were hired during 2020; however, we did not make any full-time equivalent adjustments to part-time, temporary and seasonal employees. We did not apply any cost-of-living adjustments as part of the calculation. In determining the scope of our employees (other than our CEO), we included our global workforce of full-time, part-time, temporary and seasonal employees who were employed as of December 31, 2020.
We believe there were no material changes in our employee population or employee compensation arrangements in 2021 that would have necessitated a change to our CEO pay ratio calculation methodology. Therefore, as permitted under SEC rules, for this year’s disclosure we have used the 2021 annual total compensation of the same estimated median employee that we identified for last year's disclosure.
COMPARABILITY
We believe the ratio above is a reasonable estimate, based on the methodology we have described. Given the different methodologies, exclusions, estimates and assumptions other companies may use to calculate their respective CEO pay ratios, as well as differences in employment and compensation practices between companies, the estimated ratio reported above may not be comparable to that reported by other companies.

1For purposes of the CEO pay ratio disclosure, Mr. Dimon’s annual total compensation includes the amount reported in the “Total” column of the 2021 Summary Compensation Table on page 74, plus the value of Firm-paid healthcare benefits applicable to Mr. Dimon.
2The estimated median employee’s Firm-paid employee benefits include healthcare benefits and 401(k) retirement plan contributions.

JPMORGAN CHASE & CO.	82	2022 PROXY STATEMENT

EXECUTIVE COMPENSATION | SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
Security ownership of directors and executive officers
Our share retention policies require share ownership for directors and executive officers, as described on pages 33 and 50, respectively.
The following table shows the number of shares of common stock and common stock equivalents beneficially owned by each director, the current executive officers named in the SCT, and all directors and executive officers as a group as of February 28, 2022. Shares beneficially owned include shares that could have been acquired within 60 days after that date through the exercise of stock options or SARs, and additional underlying stock units as described in Note 2 to the table. Unless otherwise indicated, each individual and member of the group has sole voting power and sole investment power with respect to shares owned. The number of shares beneficially owned, as defined by Rule 13d-3 under the Securities Exchange Act of 1934—as of February 28, 2022, by all directors and executive officers as a group and by each director and NEO individually—is less than 1% of our outstanding common stock.
SECURITY OWNERSHIP

	Beneficial ownership
Name	Common Stock (#)[1]	SARs/Options exercisable within 60 days (#)	Total beneficial ownership (#)	Additional underlying stock units (#)[2]	Total (#)
Stephen B. Burke	107,107	—	107,107	130,006	237,113
Linda B. Bammann	65,986	—	65,986	28,336	94,322
Jeremy Barnum	16,953	—	16,953	44,740	61,693
Todd A. Combs	13,016	—	13,016	14,008	27,024
James S. Crown[3]	12,282,729	—	12,282,729	204,039	12,486,768
James Dimon[4]	8,487,173	—	8,487,173	651,047	9,138,220
Mary Callahan Erdoes[5]	524,210	—	524,210	260,317	784,527
Timothy P. Flynn	10,000	—	10,000	51,068	61,068
Mellody Hobson	129,199	—	129,199	13,251	142,450
Michael A. Neal	9,050	—	9,050	39,912	48,962
Phebe N. Novakovic	500	—	500	3,470	3,970
Jennifer Piepszak	15,803	—	15,803	111,735	127,538
Daniel Pinto	577,237	104,603	681,840	683,015	1,364,855
Virginia M. Rometty	280	—	280	5,003	5,283
All directors and current executive officers as a group (21 persons)[3,5]	23,126,861	104,603	23,231,464	3,114,805	26,346,269
1Shares owned outright, except as otherwise noted. Directors agree to retain all shares of common stock of JPMorgan Chase purchased on the open market or received pursuant to their service as a Board member for as long as they serve on the Board.
2Amounts include for directors and executive officers, shares or deferred stock units, receipt of which has been deferred under deferred compensation plan arrangements. For executive officers, amounts also include unvested RSUs and unvested PSUs (including accumulated reinvested dividend equivalent shares), as well as share equivalents attributable under the JPMorgan Chase 401(k) Savings Plan. The ultimate number of PSUs earned at vesting is formulaically determined, with potential payout value ranging from 0% to 150%. Additional details on the PSU program are provided on pages 47-49.
3Includes 167,846 shares Mr. Crown owns individually; 37,150 shares owned by Mr. Crown’s spouse; and 38,140 shares held in trusts for the benefit of his children. None of such shares are pledged or held in margin accounts. Also includes 12,039,593 shares owned by entities as to which Mr. Crown disclaims beneficial ownership, except to the extent of his pecuniary interest therein. Of such shares (and for all directors and current executive officers as a group) 11,871,288 shares may be pledged or held by brokers in margin loan accounts, whether or not there are loans outstanding.
4Includes 152,940 shares owned by entities as to which Mr. Dimon disclaims beneficial ownership, except to the extent of his pecuniary interest therein.
5As of February 28, 2022, Ms. Erdoes held 51,000 depositary shares, each representing a one-tenth interest in a share of JPMorgan Chase’s Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series HH (“Series HH Preferred”). Ms. Erdoes is the only director or executive officer who owns shares of the Series HH Preferred.

2022 PROXY STATEMENT	83	JPMORGAN CHASE & CO.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS | EXECUTIVE COMPENSATION
Pursuant to SEC filings, the companies included in the table below were the beneficial owners of more than 5% of our outstanding common stock as of December 31, 2021.

Name of beneficial owner	Address of beneficial owner	Common stock owned (#)	Percent owned (%)
The Vanguard Group[1]	100 Vanguard Blvd. Malvern, PA 19355	260,062,354	8.80
BlackRock, Inc.[2]	55 East 52nd Street New York, NY 10055	192,249,551	6.50
1The Vanguard Group owns the above holdings in its capacity as an investment advisor in accordance with SEC Rule 13d-1(b)(1)(ii)(E). According to the Schedule 13G dated February 9, 2022, filed with the SEC, in the aggregate, Vanguard (including the affiliated entities identified in the Schedule 13G) has sole dispositive power over 247,909,883 shares, shared dispositive power over 12,152,471 shares, sole voting power over 0 shares and shared voting power over 4,675,911 shares of our common stock.
2BlackRock, Inc. owns the above holdings in its capacity as a parent holding company or control person in accordance with SEC Rule 13d-1(b)(1)(ii)(G). According to the Schedule 13G dated February 1, 2022, filed with the SEC, in the aggregate, BlackRock (including the affiliated entities identified in the Schedule 13G) has sole dispositive power over 192,249,551 shares and sole voting power over 166,168,863 shares of our common stock.

JPMORGAN CHASE & CO.	84	2022 PROXY STATEMENT

Audit Matters

Proposal 3: Ratification of independent registered public accounting firm

The Audit Committee has appointed PwC as the Firm’s independent registered public accounting firm for the year ending December 31, 2022.
RECOMMENDATION: Vote FOR ratification of PwC

2022 PROXY STATEMENT	85	JPMORGAN CHASE & CO.

OVERVIEW | AUDIT MATTERS
Overview
The Audit Committee is responsible for the appointment, retention, compensation, evaluation and oversight of the Firm’s independent registered public accounting firm. It is also responsible for assisting the Board in its oversight of the Firm’s Internal Audit function and of management’s responsibilities to assure that there is an effective system of controls in place reasonably designed to safeguard the assets and income of the Firm, assure the integrity of the Firm’s financial statements and maintain compliance with the Firm’s ethical standards and with laws and regulations. The Report of the Audit Committee on these matters can be found on pages 89-90.
The Audit Committee has appointed PwC as the Firm’s independent registered public accounting firm to audit the Consolidated Financial Statements of JPMorgan Chase and its subsidiaries for the year ending December 31, 2022. A resolution will be presented to our shareholders at the annual meeting requesting them to ratify PwC’s appointment. For more information on this resolution, see page 87. If the shareholders do not ratify the appointment of PwC, the Audit Committee will consider the appointment of another independent registered public accounting firm.

JPMORGAN CHASE & CO.	86	2022 PROXY STATEMENT

AUDIT MATTERS | RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Proposal 3 — Ratification of independent registered public accounting firm
Engagement of independent registered public accounting firm
The Audit Committee is responsible for the appointment, retention, compensation, evaluation and oversight of the Firm’s independent registered public accounting firm.
The Audit Committee has appointed PwC as the Firm’s independent registered public accounting firm to audit the Consolidated Financial Statements of JPMorgan Chase and its subsidiaries for the year ending December 31, 2022.
The Audit Committee annually reviews PwC’s qualifications, performance and independence in connection with its determination as to whether to retain PwC. For information on the factors reviewed by the Audit Committee, see the Audit Committee Report on pages 89-90.
The members of the Audit Committee and the Board believe that continued retention of PwC as the Firm’s independent external auditor is in the best interests of JPMorgan Chase and its shareholders. PwC and its predecessors have acted as our independent registered public accounting firm since 1965. The Board believes the Firm receives significant benefits from the extensive history PwC has with the Firm. These benefits include:
•the high quality of their audit work and accounting advice, as a result of their institutional knowledge of our businesses, global operations, key risks, accounting policies, financial systems and internal control framework;
•their audit efficiency and effectiveness, which results in a lower fee structure due to their history and familiarity with our businesses;
•the time and expense that would be avoided by management and staff in order to onboard a new auditor; and
•their commitment to maintaining their independence from the Firm.
A member of PwC will be present at the annual meeting and will have the opportunity to make a statement and respond to appropriate questions from shareholders.
Board oversight of PwC
The Audit Committee held eight private sessions with PwC during 2021.
The Audit Committee assesses PwC’s independence throughout the year. This includes reviewing with PwC its practices for maintaining its independence. The Audit Committee has also established policies and procedures for approving services provided by PwC. It is JPMorgan Chase’s policy to use PwC only for audit and audit-related services, and tax services in certain circumstances. For more information see Audit Committee Approval Policies and Procedures on page 88.
No member of PwC’s audit team may be hired by the Firm for a period of one year after such person transferred from the Firm’s audit engagement to another role at PwC, or has terminated employment with PwC. Further, no former PwC employee who was a manager or partner may be hired by the Firm as the CFO, Principal Accounting Officer, General Auditor, Treasurer, Director of Tax or CFO or Controller of a LOB or Corporate function for a period of two years following his or her termination of employment with PwC.
In accordance with SEC rules and PwC policies, audit partners are subject to rotation requirements to limit the number of consecutive years of service an individual partner may provide audit services to our Firm. The lead audit partner and quality review partner may provide services to our Firm for a maximum of five consecutive years. As a result of the rotation requirements, a new lead audit partner was selected last year for the 2021 audit engagement. The Audit Committee was directly involved in the selection of the new lead audit partner.

2022 PROXY STATEMENT	87	JPMORGAN CHASE & CO.

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM | AUDIT MATTERS

Fees paid to PricewaterhouseCoopers LLP
The Audit Committee is responsible for negotiating the terms and fees associated with the Firm’s retention of PwC, including the annual integrated audit of the Firm’s Consolidated Financial Statements.
Aggregate fees for professional services rendered by PwC for JPMorgan Chase and its subsidiaries for the years ended December 31, 2021 and 2020, were:

Year ended December 31, ($ in millions)	2021	2020
Audit	$63.9	$75.1
Audit-related	26.5	27.3
Tax	4.1	2.7
Total	$94.5	$105.1
The amounts reported in the table above exclude all fees paid to PwC by investment companies and asset management funds (e.g., private equity, mutual and exchange-traded funds, and collective investment funds), and special purpose vehicles that are sponsored, managed or advised by subsidiaries of JPMorgan Chase but are not consolidated with the Firm.
Audit fees
For the years ended December 31, 2021 and 2020, fees for the annual integrated audit of the Firm’s Consolidated Financial Statements and of the Firm’s internal control over financial reporting, and quarterly reviews of the Firm’s Consolidated Financial Statements, were $41.8 million and $40.3 million, respectively. Fees for services related to statutory/subsidiary audits, attestation reports required by statute or regulation, and comfort letters and consents related to SEC filings and other similar filings with non-U.S. authorities were $22.1 million and $34.8 million, respectively. The reduction in Audit fees with PwC is primarily driven by mandatory audit firm rotations as required by regulators in Europe.
Audit-related fees
Audit-related fees comprise assurance and related services that are traditionally performed by the independent registered public accounting firm. These services include attestation and agreed-upon procedures which address accounting, reporting and control matters relating to fiduciary, transaction processing, investment management and servicing activities; reviews related to investment and lending processes, and technology systems; and due diligence reviews related to acquisitions and divestitures. These services are normally provided in connection with the recurring audit engagement.
Tax fees
Fees for the years ended December 31, 2021 and 2020, for tax compliance and tax return preparation services were $3.8 million and $2.5 million, respectively. Fees for other tax services, including tax advisory and consultation on tax matters, were $0.3 million and $0.2 million, respectively.
Audit Committee approval policies and procedures
The Audit Committee’s policies and procedures require the Audit Committee to pre-approve a list of specified audit, audit-related and tax services, and review and approve the terms and fees for the annual integrated audit of the Consolidated Financial Statements. All requests for audit, audit-related and tax services that are not on the pre-approved list of specified services must be approved by the Audit Committee. JPMorgan Chase’s pre-approval policy does not provide for a de minimis exception under which the pre-approval requirement may be waived.
Pre-approved services to be performed by PwC with estimated costs in excess of $250,000 are approved by the Chair of the Audit Committee; and pre-approved services with estimated costs less than or equal to $250,000 are delegated to the Firmwide Controller’s office for approval.

JPMORGAN CHASE & CO.	88	2022 PROXY STATEMENT

AUDIT MATTERS | AUDIT COMMITTEE REPORT
Audit Committee report
The Audit Committee of the Board of Directors of JPMorgan Chase is comprised of three non-management directors. The Board has determined that each member of our committee has no material relationship with the Firm under the Board’s director independence standards and that each member is independent under the listing standards of the NYSE, where the Firm’s securities are listed, and under the SEC’s standards relating to the independence of audit committees. The Board has also determined that each member is financially literate and is an audit committee financial expert as defined by the SEC.
Charter
The Audit Committee operates under a written charter adopted by the Board, which is available on our website at jpmorganchase.com/about/governance/board-committees/audit-committee, under the heading “Audit Committee” located under Board Committees, which is in the Governance section of the Who We Are tab. We annually review our charter and our practices. We have determined that our charter and practices are consistent with the listing standards of the NYSE and the provisions of the Sarbanes-Oxley Act of 2002. The purpose of the Audit Committee is to assist the Board in its oversight of:
•the independent registered public accounting firm’s qualifications and independence,
•the performance of the Firm's internal audit function and the independent registered public accounting firm, and
•management’s responsibilities to assure that there is in place an effective system of controls reasonably designed to safeguard the assets and income of the Firm; assure the integrity of the Firm’s financial statements; and maintain compliance with the Firm’s ethical standards, policies, plans and procedures, and with laws and regulations.
Audit communications and fees
We discussed with PwC the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees, including PwC’s overall audit scope and audit approach as set forth in the terms of their engagement letter; PwC’s overall audit strategy for significant audit risks identified by them; and the nature and extent of the specialized skills necessary to perform the planned audit. We have established procedures to receive and track the handling of issues regarding accounting and reporting, internal control and auditing matters. In addition, we monitor the audit, audit-related and tax services provided by PwC. The Audit Committee has also evaluated and concluded that audit-related and tax services provided by PwC do not impair PwC’s independence.
Details of the fees paid to PwC for its services, as well as the Audit Committee’s “pre-approval policy” for such services, can be found on page 88.
Assessment of PwC
The Audit Committee annually reviews PwC’s qualifications, performance and independence in connection with its determination as to whether to retain PwC. In conducting our review we considered, among other things:
•the professional qualifications of PwC, and that of the lead audit partner, quality review partner and other key engagement partners;
•PwC’s current and historical performance on the Firm’s audit, including the extent and quality of its communications with the Audit Committee and the Firm’s management;
•PwC’s demonstrated professional skepticism and objectivity, including fresh perspectives brought through the required periodic rotation of the lead audit partner, the quality review partner and other partners who play a significant role in the audit engagement;
•PwC’s demonstrated capability, expertise and efficiency in which it handles the breadth and complexity of the Firm’s global operations, including the use of technology, specialists, and subject matter experts;
•PwC’s depth of institutional knowledge and understanding of the Firm’s global businesses, operations and systems, the financial services industry, including the global regulatory environment, U.S. and international accounting standards, the potential effect on the financial statements of the significant risks and exposures facing the Firm, and the Firm’s internal control over financial reporting;
•external data relating to PwC’s audit quality and performance, including recent PCAOB reports on PwC (including its global network of firms), and the results of peer review and self-review examinations;
•an analysis of PwC’s known legal risks and significant proceedings that could impair PwC’s ability to perform the Firm’s annual audit;
•PwC’s tenure as the Firm’s independent auditor;
•the appropriateness of PwC’s fees, both on an absolute basis and as compared with fees paid by certain peer banking firms; and
•the advisability and potential impact of selecting a different independent registered public accounting firm, including the additional costs and inefficiencies associated with hiring a new independent registered public accounting firm.

2022 PROXY STATEMENT	89	JPMORGAN CHASE & CO.

AUDIT COMMITTEE REPORT | AUDIT MATTERS
PwC provided us the written disclosures and the letter required by PCAOB’s Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, and we discussed and confirmed with PwC their independence.
As a result of this evaluation, we believe PwC has the capability to provide the necessary expertise, independence and professional skepticism to continue to audit the Firm’s businesses on a global basis, and we approved the appointment of PwC as JPMorgan Chase’s independent registered public accounting firm for 2022, subject to shareholder ratification.
Management is responsible for the Firm’s internal control over financial reporting, the financial reporting process and JPMorgan Chase’s Consolidated Financial Statements. PwC is responsible for performing an independent audit of JPMorgan Chase’s Consolidated Financial Statements and of the effectiveness of internal control over financial reporting in accordance with auditing standards promulgated by the PCAOB. The Firm’s Internal Audit function, under the direction of the General Auditor, is independent of the Firm’s businesses and the Independent Risk Management function. Internal Audit reports directly to the Audit Committee (and administratively to the Firm’s CEO) and is responsible for preparing an annual audit plan and conducting internal audits intended to independently test and evaluate the Firm’s governance, risk management and internal controls. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing; as noted above, the Audit Committee’s responsibility is to monitor and oversee these processes.
The Audit Committee regularly meets and holds discussions with the Firm’s management, internal auditors and with PwC, and also holds private sessions with the General Auditor and with PwC without members of management present. These discussions include issues encountered during the audit, the Firm’s quarterly earnings materials, and Quarterly and Annual Reports on Form 10-Q and Form 10-K, respectively, prior to filing with the SEC; as well as actions the Audit Committee has taken during the prior year.
Management represented to us that JPMorgan Chase’s Consolidated Financial Statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). We reviewed and discussed JPMorgan Chase’s Consolidated Financial Statements with management, the General Auditor and PwC. We also reviewed and discussed with PwC the quality of the Firm’s significant accounting principles, the reasonableness of critical accounting estimates and judgments, critical audit matters PwC identified during the audit, and the disclosures in JPMorgan Chase’s Consolidated Financial Statements, including disclosures relating to significant accounting policies. We relied, without independent verification, on the information provided to us and on the representations made by management, internal auditors and the independent auditor. Based on our review of the reports given to us by PwC and our discussions with the Firm’s management, internal auditors and PwC, as well as their respective representations to us, we recommended to the Board, and the Board approved, inclusion of the audited Consolidated Financial Statements in the 2021 Annual Report on Form 10-K, as filed with the SEC.
Dated as of March 14, 2022
Audit Committee
Timothy P. Flynn (Chair)
Michael A. Neal
Phebe N. Novakovic

JPMORGAN CHASE & CO.	90	2022 PROXY STATEMENT

Shareholder proposals1:

RECOMMENDATION: Vote AGAINST shareholder proposals, if presented

1The names, addresses and beneficial holdings of the proponents and any co-sponsors to a proposal are available to shareholders upon request by writing to the Secretary at the address listed on page 109.

PROPOSAL 4: Fossil fuel financing	92

PROPOSAL 5: Special shareholder meeting improvement	94

PROPOSAL 6: Independent board chairman	96

PROPOSAL 7: Board diversity resolution	98

PROPOSAL 8: Conversion to public benefit corporation	100

PROPOSAL 9: Report on setting absolute contraction targets	102

2022 PROXY STATEMENT	91	JPMORGAN CHASE & CO.

SHAREHOLDER PROPOSALS
Proposal 4 — Fossil fuel financing
Mercy Investments Services, Inc. has advised us that they intend to introduce the following resolution:
Resolved: Shareholders request that JPMorgan Chase (JPMC) adopt a policy by the end of 2022 in which the company takes available actions to help ensure that its financing does not contribute to new fossil fuel supplies that would be inconsistent with the IEA's Net Zero Emissions by 2050 Scenario.
Supporting Statement
While JPMC has asserted that it is taking "comprehensive steps"1 to align with the climate goals of the Paris Agreement", the company's position as a leading financier of fossil fuel conflicts with a scenario in which global warming does not exceed 1.5°C.
For instance, in May 2021, the International Energy Agency (IEA) found that for the world to limit warming to 1.5 degrees Celsius by 2050, effective immediately "there is no need for investment in new fossil fuel supply."2 The IEA's 1.5 degree scenario does not contemplate new fossil fuel development, but the Company continues to finance it.
Exceeding a 1.5° scenario jeopardizes the global economy. Under current emission trajectories, 10% of total global economic value has been estimated to be lost by 2050.3 Limiting warming to 1.5 versus 2 degrees could save $20 trillion globally by 2100; exceeding 2 degrees could lead to climate damages in the hundreds of trillions.
To diversified investors, continued support for fossil fuel development threatens long-term portfolio value; for banks, it means increased credit, market, and operational risks.4 Even short-term fossil fuel financing contributes to long-term risk: the IPCC's 2021 report confirmed that historic and current emissions have locked in warming for the next two decades.5
In May 2021, JPMC released 2030 targets for oil and gas, electric power and autos as part of its "Paris-aligned financing commitment". The bank's 2030 targets specify reductions in carbon intensity — that is, greenhouse gas emissions per unit of output.
These targets are compatible with expansion of fossil fuels. The intensity targets do not meet the identified need, over the next decade, to cut global absolute emissions by 45%. JPMC has been identified as the largest funder of companies expanding oil and gas production.6 Some of these oil and gas companies have set intensity reduction targets meeting or exceeding what JPMC is calling for, even as they plan continued oil and gas expansion.
Public calls for an end to fossil fuel finance have grown and threaten JPMC's reputation. For example, in September 2021, JPMC and other large banks were named in an op-ed by youth climate activists calling on the banks to stop financing expansion of fossil fuels.7
We urge shareholders to vote in favor of this proposal, to encourage JPMorgan Chase align with global efforts to contain climate change.
Board Response to Proposal 4
The Board of Directors recommends that shareholders vote AGAINST this proposal for the following reasons:

•JPMorgan Chase is actively addressing climate change-related risks and opportunities, including by operationalizing Paris-aligned targets for financed emissions in the Oil & Gas, Electric Power and Automotive Manufacturing sectors and targeting $2.5 trillion for sustainable development including $1 trillion in financing and facilitating climate action.
•The Firm's targets for both emission reductions and financing encompass both energy supply and demand, consistent with the challenges and opportunities of the low carbon transition.
•The Firm works with traditional energy clients to help develop their long-term business strategies to improve their carbon disclosures and reduce their carbon emissions.
•An abrupt withdrawal from financing new oil and natural gas projects could trigger unintended, negative consequences, including increasing energy price volatility without decarbonizing demand which is important to address climate change. Energy insecurity exacerbated by geopolitical turmoil further underscores the need for pragmatic efforts to support energy producers on decarbonizing reliable sources of supply.
•We have engaged extensively with our shareholders regarding the Firm's approach to climate change-related risks and opportunities, and shareholders have been largely supportive, including with respect to our use of Paris-aligned emission intensity targets.
•Management is best positioned to make decisions on which types of economic activity to finance, as a fundamental part of day-to-day operations of our core business in the interests of our shareholders and stakeholders.

1     https://www.businesswire.com/news/home/20210213005492/en/JPMorgan-Chase-Releases-Carbon-Reduction-Targets-for-Paris-Aligned-Financing-Commitment
2     https://www.iea.org/reports/net-zero-by-2050 p 21
3     https://www.swissre.com/institute/research/topics-and-risk-dialogues/climate-and-natural-catastrophe-risk/expertise-publication-economics-of-climate-change.html
4     https://www.accenture.com/us-en/insights/banking/climate-change-risk-banks
5     https://nytimes.com/2021/08/09/climate/climate-change-report-ipcc-un.html
6     https://www.bankingonclimatechaos.org/
7     https://www.teenvogue.com/story/banks-fund-fossil-fuels

JPMORGAN CHASE & CO.	92	2022 PROXY STATEMENT

SHAREHOLDER PROPOSALS
In 2021, JPMorgan Chase announced our approach to align key sectors of our financing portfolio with the goals of the Paris Agreement and later in the year announced our support for the goals of the Net Zero Banking Alliance. We have initially developed intermediate Paris-aligned targets to reduce the carbon intensity in our Oil & Gas, Electric Power and Automotive Manufacturing portfolios by 2030, pursuing Paris-aligned emission targets on a sector-by-sector basis. We are beginning to operationalize these targets across the Firm and have announced that we will provide details of our progress in our next climate report, which we plan to publish in fall 2022. A core principle of our strategy is to work with traditional energy clients to help develop their long-term business strategies to reduce their carbon emissions and improve their carbon disclosures. Our Center for Carbon Transition, founded in 2020, provides clients with financing, research and advisory solutions to support them in their transition to a low-carbon future.
Moreover, as part of a $2.5 trillion sustainable development target, we are targeting $1 trillion through 2030 to finance and facilitate climate action, and are increasingly advancing net zero solutions such as renewable energy, energy efficiency and vehicle electrification. We will share information on our progress in our ESG Report this spring.
The International Energy Agency's (IEA) net zero scenario, which is cited by the proposal, is in fact based on "an unwavering policy focus on climate change" driving a decline in fossil fuel demand that is supported by "huge leaps in clean energy innovation" and resulting in a "complete transformation" of the energy system.8 JPMorgan Chase's approach to helping to address climate change is consistent with this holistic view of the changes required. There must be a wide range of simultaneous decarbonization policies and actions across the supply and demand sides of the energy system. However, a number of requirements for this systemic transformation are not currently in place, and abrupt financing shocks on the supply side are not the solution.
In contrast to this holistic approach, the proposal requests that the Firm adopt a policy in 2022 to cease financing of new fossil fuel supplies. The proposal fails to consider the significant risks associated with such a policy. According to IEA, "if the supply side moves away from oil and gas before the world's consumers do, then the world could face periods of market tightness and volatility."9 Energy insecurity exacerbated by geopolitical turmoil further underscores the need for pragmatic efforts to support energy producers on decarbonizing reliable sources of supply.
In addition, even as the world transitions away from fossil fuels in the coming decades, there will continue to be hydrocarbon demand. Currently there are not adequate, commercially available low carbon energy solutions for all of the world's needs, such as in harder-to-abate sectors such as industrial, manufacturing and heavy transportation. We believe that decarbonizing demand is important and that climate objectives must be pursued alongside social and economic ones to facilitate a just transition.
The Firm received feedback on its approach to addressing climate change-related risks and opportunities in extensive engagements with shareholders, which in 2021, included reaching out to more than 150 shareholders, together representing over 50% of the Firm's outstanding common stock. The Firm's approach was largely supported by shareholders in these engagements, including with respect to our use of Paris-aligned emission intensity targets. We also share information about our approach to and performance on ESG topics, including climate change, on the Sustainability page of our website which includes the Firm's annual ESG Report.
As a diversified financial institution, JPMorgan Chase conducts many business activities, and it is management's responsibility to determine whether and how to provide financing to specific sectors, companies and projects. These decisions are fundamental to the Firm's day-to-day operations and require complex business judgments that the Firm's management is best positioned to make, with the oversight of the Board.
The Board opposes this proposal given the Firm's existing efforts to help address climate change and the significant market and energy insecurity risks associated with a complete and imminent withdrawal from financing for new fossil fuel supply.

The Board of Directors recommends a vote AGAINST this proposal.

8 IEA (2021), Net Zero by 2050, IEA, Paris, https://www.iea.org/reports/net-zero-by-2050
9    IEA (2021), World Energy Outlook 2021, IEA, Paris, https://www.iea.org/reports/world-energy-outlook-2021

2022 PROXY STATEMENT	93	JPMORGAN CHASE & CO.

SHAREHOLDER PROPOSALS
Proposal 5 — Special shareholder meeting improvement
John Chevedden has advised us that he intends to introduce the following resolution:
Shareholders ask our board to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting.
Currently there is a face value of 20% of shares that can call a special shareholder meeting and it then goes downhill. 20% of shares equal 26% of shares that vote at the annual meeting. It would be hopeless to think that the shares that do not have the time to votes at the annual meeting would have the time to take the special procedural steps to call for a special shareholder meeting.
Then all shares are owned, but not owned long, are 100% excluded. Thus the shareholders who own 20% of stock could determine that they own 26% of the shares that vote and more than 30% of shares when their shares not owned long are included.
A realistic 30% stock ownership threshold to call a special shareholder meeting is not much for management to brag about especially when we have a useless right to act by written consent.
Management made a rule that it is mandatory to have the backing of 20% of all shares in existence to do so little as to ask for record date for written consent. Why would any group of shareholders, who own 20% of our company, find it attractive to do so little as to obtain a date on a calendar from management when these same owners of 20% of our company could compel management to hold a special shareholder meeting.
JPM shareholders gave 47%-support to a 2021 shareholder proposal to reform our useless right to act by written consent in spite of over-zealous JPM management opposition. This 47%-support likely well-exceeded 51%-support from the share that have access to independent proxy voting advice and are not forced to rely on the biased opinion of management.
We need a more useful right to call a special shareholder meeting due to the recent onslaught of online annual meeting which gives management more control. The vast majority of 2021 online shareholder meetings dictated that no shareholders could speak.
A reasonable shareholder right to call for a special shareholder meeting to elect a new director can make shareholder engagement meaningful. If management tends to lack good faith in its shareholder engagement, a right for shareholders to call for a special meeting in our bylaws can make management think twice. We have no protection in our bylaws that any sort of shareholder engagement will be continued.
To make up for our lack of a real right to act by written consent we need the right of 10% of shares to call for a special shareholder meeting.
Please vote yes:
Special Shareholder Meeting Improvement — Proposal 5
Board Response to Proposal 5
The Board of Directors recommends that shareholders vote AGAINST this proposal for the following reasons:

•JPMorgan Chase already provides for shareholders’ rights to call a special meeting and to act by written consent.
•The provisions governing these rights strike a thoughtful balance between protecting the interests of all of our shareholders and avoiding a waste of resources to address narrowly supported interests, and are consistent with industry best practices.
•The Firm's current 20% ownership threshold required to call a special meeting, which the proposal seeks to significantly destabilize, provides important protections for the benefit of all shareholders. The current ownership threshold mitigates the risk of the right being monopolized by a few large shareholders and provides smaller shareholders with aligned interests an opportunity to join in the call for a special meeting on topics that are important to them.
•Our approach to these important shareholder rights is part of the Firm's strong corporate governance practices which include providing shareholders with opportunities to engage with the Board.

JPMorgan Chase has strong corporate governance practices for the benefit of all shareholders, large and small. Shareholders already have opportunities to engage with the Board, as described below in more detail. The Firm's current right to call a special meeting provides one such opportunity while thoughtfully balancing the protection of the interests of all of our shareholders and avoiding actions intended to address only narrowly supported interests.
JPMorgan Chase already provides shareholders with the right to call special meetings, whereas 40% of S&P 500 companies do not. Of the S&P 500 companies that provide for this right at all, more than 60% require a higher ownership threshold than JPMorgan Chase. Said differently, by allowing shareholders that hold in the aggregate 20% or more of our outstanding shares of common stock to call a special meeting, the Firm already provides shareholders with a special meeting right that is consistent with industry best practices. In addition, JPMorgan Chase shareholders holding the same 20% also have the right to act by written consent, and the

JPMORGAN CHASE & CO.	94	2022 PROXY STATEMENT

SHAREHOLDER PROPOSALS
Firm is one of less than a quarter of S&P 500 companies that provide shareholders with both special meeting and written consent rights.
The Firm's current threshold provides shareholders with an opportunity to join in the call for a special meeting on topics that are important to them, enhancing their ability to drive corporate action through the special meeting right. However, by maintaining the 20% ownership threshold, we also provide important protections for the benefit of all shareholders by mitigating the risk of the special meeting right being monopolized by a very small number of shareholders that together meet a lower ownership threshold. The Firm's approach strikes the right balance between enabling our shareholders and protecting against the unnecessary expense or disruption that can be associated with a special meeting that is only relevant to a relatively narrow constituency.
Importantly, shareholders’ right to call a special meeting is just one aspect of the Firm's ongoing commitment to strong corporate governance that promotes long-term shareholder value. Our corporate governance practices include the shareholder rights available under the Firm’s Certificate of Incorporation and By-Laws, including the right to act by written consent, proxy access and to annually elect directors by majority vote. More information about shareholder rights can be found on page 34.
The Firm’s corporate governance practices also allow shareholders to engage directly with our Board and hold the Board accountable. The Firm actively engages with shareholders on a wide variety of topics throughout the year. Each year, the Firm conducts a comprehensive formal shareholder outreach program. In 2021, through this program, we reached out to more than 150 shareholders, together representing over 50% of the Firm’s outstanding common stock, with the Lead Independent Director participating in calls with shareholders representing approximately 30%. The information gained from these engagements was shared with the Firm’s senior management and the Board and is considered in setting the strategic direction of the Firm. Also in 2021, senior management engaged with investors across approximately 25 investor meetings and approximately 15 investor conferences. More information about our shareholder engagement efforts can be found on page 30.
The Firm's existing special meeting provisions provide a meaningful right to shareholders with appropriate safeguards as part of the Firm's ongoing commitment to strong corporate governance practices that promote long-term shareholder value. The Board believes this proposal will not further shareholder interests.

The Board of Directors recommends a vote AGAINST this proposal.

2022 PROXY STATEMENT	95	JPMORGAN CHASE & CO.

SHAREHOLDER PROPOSALS
Proposal 6 — Independent board chairman
Kenneth Steiner has advised us that he intends to introduce the following resolution:
The shareholders request that the Board of Directors adopt an enduring policy, and amend the governing documents as necessary in order that 2 separate people hold the office of the Chairman and the office of the CEO as follows:
Selection of the Chairman of the Board The Board requires the separation of the offices of the Chairman of the Board and the Chief Executive Officer.
Whenever possible, the Chairman of the Board shall be an Independent Director.
The Board has the discretion to select a Temporary Chairman of the Board who is not an Independent Director to serve while the Board is seeking an Independent Chairman of the Board.
The Chairman shall not be a former CEO of the company.
This policy could be phased in when there is a contract renewal for our current CEO or for the next CEO transition.
This proposal topic won 52% support at Boeing and 54% support at Baxter International in 2020. Boeing then adopted this proposal topic in 2020. The roles of Chairman and CEO are fundamentally different and should be held by 2 directors, a CEO and a Chairman who is completely independent of the CEO and our company.
This proposal topic won our 47% support at the 2021 JPM annual meeting. There are at least 2 ways this can be considered a majority vote.
This 47% support likely represented a majority vote from the shares that have access to independent proxy voting advice and are not forced to rely too much on the biased management voting recommendations.
This 47% support likely represented a majority vote had JPM management not gone to the corporate war chest and distributed red letter messages shortly before the annual meeting against shareholder proposals — drilling into shareholders the message to vote the according to the management party lines in every instance.
With the current CEO serving as Chair this means giving up a substantial check and balance safeguard that can only occur with an independent Board Chairman.
A lead director is no substitute for an independent board chairman. A lead director cannot call a special shareholder meeting and cannot even call a special meeting of the board. A lead director can delegate most of the lead director duties to the CEO office and then simply rubber-stamp it. There is no way shareholders can be sure of what goes on.
The lack of an independent Board Chairman is an unfortunate way to discourage new outside ideas and an unfortunate way to encourage the CEO to pursue pet projects that would not stand up to the effective oversight.
Please vote yes:
Proposal 6 — Independent Board Chairman
Board Response to Proposal 6
The Board of Directors recommends that shareholders vote AGAINST this proposal for the following reasons:

•The Board has adopted a new general policy, upon the next CEO transition, that the Chair and CEO positions shall be separate, subject to the Board’s determination of the leadership structure that best serves the Firm and its shareholders at the time. This policy was adopted this year with consideration of shareholder input.
•The Board believes that the determination of its leadership structure is a core Board function and a key part of fulfilling its fiduciary duty to shareholders. Thus, it is important that the Board retain the ability to determine the leadership structure that best serves the Firm’s shareholders.
•The new policy is reflected in the Firm’s Corporate Governance Principles and provides for the Board’s independent oversight of management while also maintaining the Board’s ability to fulfill its fiduciary duty to determine the leadership structure that best serves shareholders.
•The proposal’s criticisms of the Lead Independent Director role are not applicable to JPMorgan Chase as the Lead Independent Director has the power to call special shareholder meetings and special meetings of the Board.

Each year, our Board of Directors gives careful consideration to the Firm’s leadership structure. The Board assesses what is in the best interests of the Firm and its shareholders given the facts and circumstances. Our Board does not have a restrictive policy pre-determining the outcome of its assessment. Rather, the Board determines the appropriate leadership structure for the current circumstance, which may include separating the roles of Chair and CEO as it did during the last CEO transition. We believe that shareholders, customers, communities and others benefit most when our Board has the ability to determine what is in the best interests of the Firm.

JPMORGAN CHASE & CO.	96	2022 PROXY STATEMENT

SHAREHOLDER PROPOSALS
Currently, the Board has determined that the Firm is best served by a combined CEO and Chair, and a strong Lead Independent Director with clearly defined duties, as described on pages 22-23. The Board believes that based on current circumstances, its current structure with a combined Chair and CEO counterbalanced by a Lead Independent Director allows for the most effective execution on strategic priorities and the most effective form of independent oversight. This is evidenced by the Firm’s sustained outstanding financial performance and significant progress on key initiatives, as described on pages 53-64, under the leadership of the current Chair and CEO.
Our Corporate Governance Principles provide that when the position of Chair is not filled by an independent director, the independent directors annually appoint an independent director to serve as Lead Independent Director. The authority of the Lead Independent Director role and structural committee and meeting requirements facilitate the Board’s strong independent oversight of the Firm and its management. The Lead Independent Director role includes the authority to call Board and independent director meetings and to approve Board agendas. The Lead Independent Director also guides discussions regarding the CEO’s performance and compensation and CEO succession.
In addition, each of the Committees of the Board are chaired and constituted by independent directors. Committee chairs shape the agenda and information presented to their committees. Our independent directors meet regularly. An executive session of the Board, chaired by the Lead Independent Director, is held as part of each regularly scheduled Board meeting and allows additional time for the independent directors to fulfill their duty to provide oversight of the Firm and its management.
As part of the annual review of its leadership structure, this year, the Board again considered how shareholders may best be served upon the next management transition. The Board recognizes the support received by a shareholder proposal at the Firm’s 2021 Annual Meeting requesting separation of the Chair and CEO roles at the next change in leadership. Following that meeting, the Board asked the Firm to broaden its usual scope of shareholder outreach, with a heightened focus on obtaining feedback on the potential separation of the Chair and CEO roles in the context of CEO succession planning. Ultimately, the Firm received feedback from shareholders across more than 50 engagements, representing approximately half of the Firm’s outstanding common stock, and presented the results of the engagements to the Board. While our shareholders recognized the importance of the Board’s ability to determine its leadership structure in the context of the current structure, many expressed a general preference for separate Chair and CEO positions. Notably, a substantial majority of those with whom we engaged, including most of our top holders, indicated support for a policy that would enable our current CEO to serve as non-executive Chair at the next leadership transition.
In consideration of this feedback, the Board has adopted a new policy reflected in its Corporate Governance Principles that, upon the next CEO transition, the Chair and CEO positions will be separate, subject to the Board's determination of the leadership structure that best serves the Firm and its shareholders at that time. This policy is reflected in the Firm’s Corporate Governance Principles, providing important recognition that the best interests of the Firm and its shareholders may be best served at that time by separating the roles, while allowing the Board the discretion to respond to the circumstances at the time if required. Most important, this allows the Board the discretion to determine at the next CEO succession that the interests of the Firm and its shareholders may be best served by retaining the current Chair, along with a Lead Independent Director, in order to provide continuity of experience while also providing appropriate independent oversight of management. This policy reinforces the Board's longstanding commitment to independent oversight and maintaining governance best practices.
Contrary to the claims in the shareholder proposal, and as explained in more detail on page 23, the Lead Independent Director has the power to call special shareholder meetings and special meetings of the Board. The proposal's criticisms of the lead independent director role are not applicable to JPMorgan Chase, which maintains best practices for facilitating effective, independent oversight. Moreover, the proposal's broad claim that only an independent chair can meaningfully counterbalance a CEO is only true where the independent chair has a robust role and is effective in that role, lending further support to the Board's belief that its leadership structure should be determined by context, not by rule. Recent studies have not factually demonstrated a significant relationship between having separate Chair and CEO roles and company performance.
The Board recommends a vote against this proposal because it is unnecessarily rigid and not in the best interest of the Firm or its shareholders. The policy requested by the shareholder proposal would restrict the Board’s discretion to use its experience, judgment, boardroom insight and ongoing shareholder feedback to make the best-informed decision on its leadership structure and in some cases may prevent the Board from naming a Chair who is best suited for the role. The Board believes that its new policy on the separation of the Chair and CEO roles upon the next CEO transition, and its strong governance practices in connection with the determination of its leadership structure and the role of the Lead Independent Director, best serve the Firm and its shareholders.

The Board of Directors recommends a vote AGAINST this proposal.

2022 PROXY STATEMENT	97	JPMORGAN CHASE & CO.

SHAREHOLDER PROPOSALS
Proposal 7 — Board diversity resolution
National Legal and Policy Center has advised us that it intends to introduce the following resolution:
RESOLVED:
The shareholders request the Board of JPMorgan Chase & Co. (the "Company") to adopt a policy (the "Policy") to encourage greater diversity for the Board of Directors. This would be accomplished by requiring that the initial lists of candidates from which new management-supported director nominees, recruited from outside the company, that are chosen by the board or relevant committee (each, an "Initial List"), should include qualified diverse candidates. The Policy should provide that any third-party consultant asked to furnish an Initial List will be requested to include such candidates.
Each nominee's skills, experience and intellectual strengths shall be presented in a chart or matrix form, and shall be presented to the shareholders through the annual proxy statement and on the Company's website within six months of the date of the annual meeting and updated on an annual basis.
SUPPORTING STATEMENT:
We believe boards that incorporate diverse perspectives can think more critically and oversee corporate managers more effectively.
While the Board currently boasts strong representation with experience from the upper echelons of corporate and financial decision-making, it could additionally benefit from individuals whose life experience and perspectives are diverse.
We urge shareholders to vote FOR this Proposal.
Board Response to Proposal 7
The Board of Directors recommends that shareholders vote AGAINST this proposal for the following reasons:

•The Board of Directors has a robust director recruitment process in place that provides for ongoing evaluation of candidates for Board membership and the candidate nomination process.
•In evaluating prospective directors, among other items, the Corporate Governance & Nominating Committee ("Governance Committee") considers: the Firm’s Corporate Governance Principles, the Firm’s strategy and risk profile, current Board composition, candidates’ specific skills and experiences based on the needs of the Firm, and candidate diversity, including diversity with respect to gender, race, ethnicity, nationality, perspectives and viewpoints.
•The Board recruitment process, including its commitment to diversity, is transparent, as it is described on page 20 and in the Firm’s Corporate Governance Principles and the Governance Committee charter.
•The Board's recruitment process has resulted in the election of three women directors in the past four years, one of whom is a person of color. Our Board is comprised of individuals with diverse experiences, skills and backgrounds, as described on page 13.
•Candidates are nominated based on the skills, experience, personal attributes and tenure needed to guide the Firm's strategy, and to effectively oversee the Firm's risk management and internal control framework, and management's execution of its responsibilities.
•In addition, this proxy statement includes expanded disclosures for each director nominee in a matrix format, which lists the experience of each director, along with gender, race, ethnicity and other characteristics, enabling investors to further evaluate the skills, experience, intellectual strengths and perspectives of each director nominee.

The Board of Directors has in place a robust director recruitment process that provides for ongoing evaluation of candidates for Board membership and the candidate nomination process. The Governance Committee solicits candidate recommendations from shareholders, directors, and management, and from time to time, has been assisted by a third-party advisor in identifying qualified candidates. In addition, the Firm’s By-Laws provide for proxy access, by which a group of up to 20 shareholders who have continuously owned at least 3% of the Firm’s outstanding shares for at least three years may nominate up to 20% of the Board (but in any event at least two directors).

JPMORGAN CHASE & CO.	98	2022 PROXY STATEMENT

SHAREHOLDER PROPOSALS
In evaluating prospective directors, among other items, the Governance Committee considers: the Firm’s Corporate Governance Principles, the Firm’s strategy and risk profile, current Board composition, candidates’ specific skills and experiences based on the needs of the Firm, and candidate diversity, including diversity with respect to gender, race, ethnicity, nationality, perspectives and viewpoints. The Firm’s Corporate Governance Principles provide that the Board considers diversity in evaluating nominees. Specifically, the Board aims “to balance the needs for professional knowledge, business expertise, varied industry knowledge, financial expertise, and CEO-level business management experience, while striving to ensure diversity of representation among its members, including diversity with respect to gender, race, ethnicity and nationality. Following these principles, the Board seeks to select nominees who combine leadership and business management experience, experience in disciplines relevant to the Firm and its businesses, and personal qualities reflecting integrity, judgment, achievement, effectiveness and willingness to appropriately challenge management.”
Candidates are nominated based on the skills, experience, personal attributes and tenure needed to guide the Firm’s strategy, and to effectively oversee the Firm’s risk management and internal control framework, and management’s execution of its responsibilities. As a result, the Board represents a diverse mix of viewpoints and maintains fresh perspectives. The Board's recruitment process has resulted in the election of three female directors in the past four years, one of whom is a person of color, and two of whom have experience in technology, which is an important component of the Firm’s business strategy. Overall, our Board is comprised of people with diverse experiences, skills and backgrounds that collectively facilitate effective oversight.

The Board recruitment process, including its commitment to diversity, is transparent, and is described on page 20, in the Firm’s Corporate Governance Principles and the Governance Committee charter. Our director nominees reflect diversity across age, tenure, gender and race, as well as skills, experience, perspectives and viewpoints. In addition, this proxy statement includes expanded disclosures for each director nominee in a matrix format, which lists the experience and skills of each director, along with gender, race, ethnicity and other characteristics, enabling shareholders to further evaluate the skills, experience, intellectual strengths and perspectives of each director nominee.
The Board already has a robust director recruitment process that is transparent and considers diversity. In addition, we provide detailed disclosure of our director nominees’ experience and diversity. The Board believes this proposal will not further shareholder interests.

The Board of Directors recommends a vote AGAINST this proposal.

2022 PROXY STATEMENT	99	JPMORGAN CHASE & CO.

SHAREHOLDER PROPOSALS
Proposal 8 — Conversion to public benefit corporation
National Center for Public Policy Research has advised us that it intends to introduce the following resolution:
RESOLVED: JP Morgan Chase & Co. ('Company') shareholders request that our Board of Directors take the steps necessary to amend our certificate of incorporation and, if necessary, bylaws (including presenting such amendments to the shareholders for approval) to become a public benefit corporation (a "PBC") in light of its adoption of the Business Roundtable Statement of the Purpose of a Corporation (the "Statement").10
SUPPORTING STATEMENT: The Company signed the Statement, which proclaims that "we share a fundamental commitment to all of our stakeholders… . We commit to deliver value to all of them, for the future success of our companies, our communities and our country."11
However, the Company is a conventional Delaware corporation, so that directors' fiduciary duties emphasize the company and its shareholders, but not stakeholders (except to the extent that stakeholder-regarding decisions create value for shareholders over time). Accordingly, when the interests of shareholders and stakeholders such as workers or customers clash, the Company's legal duty runs to shareholders. As one Delaware law firm reported to another signatory considering conversion, directors may consider stakeholder interests only if "any decisions made with respect to such stakeholders are in the best interests of the corporation and its stockholders."12
That contradicts the commitment made in the Statement.
In contrast, directors of a PBC must "balance" the interests of shareholders, stakeholders and a specified public benefit,13 giving legal status to the Statement's otherwise empty promise. A company required to balance stakeholder interests could prioritize stakeholder interests, even if doing so sacrificed higher returns for shareholders.
A company that opposes conversion to the public-benefit corporation form, on the other hand, thereby recognizes that the Statement is simply a recital of well-understood old principles that changed nothing, and that leaves the overriding duty to shareholders fully in place. Such a company would reduce reputational and legal risks by withdrawing from a Statement that was aggressively sold to the public as making significant new commitments that cannot be achieved under the Delaware business-corporation form.14
Board Response to Proposal 8
The Board of Directors recommends that shareholders vote AGAINST this proposal for the following reasons:

•JPMorgan Chase is committed to putting our business to work for the benefit of our customers, employees, suppliers, and the communities in which we work, as well as our shareholders. We already are engaged in a number of initiatives that are designed to benefit our stakeholders in areas including racial equity, career development, community development, and climate and sustainability.
•In 2021, the Board reviewed a third party report regarding the Firm’s potential conversion to a Delaware public benefit corporation (“PBC”), and concluded that such a conversion would not be in the best interests of our shareholders and stakeholders.

In signing the Business Roundtable Statement of the Purpose of a Corporation, our Chairman and CEO affirmed JPMorgan Chase’s existing commitment to delivering value to customers, investing in employees, dealing fairly and ethically with suppliers, supporting the communities in which we work, and generating long-term value for shareholders. Tangible evidence of our commitment includes: our $30 billion Racial Equity Commitment; expansion of our commitment to the Second Chance program which provides individuals with criminal backgrounds a second chance by supporting their reentry into the workforce, community and local economies; and our commitment to align key sectors of our financing portfolio with the goals of the Paris Agreement.
We communicate regularly about these commitments and our progress on them through a number of channels including our Annual Report, Proxy Statement, annual ESG Report, and direct engagement with stakeholders. Our website features a dedicated ESG Information page, as well as an “Our Impact” page that contains information on our approach to an equitable and inclusive economy.
In 2021, the Board engaged a third party to conduct an assessment and publish a report (the “Report”) on issues associated with the Firm’s potential conversion to a PBC. The Report and the Board’s determination regarding a potential conversion are published on the Governance page of our website. As explained in the Report, converting to a PBC would require the Board to determine that such a conversion would be more beneficial to the Firm and our shareholders in the long run than continuing to operate as a conventional corporation. Following a review of the Report, the Board determined that it would not be in the Firm’s best interest to convert to a PBC. The risks, costs, and other concerns that the
10    https://opportunity.businessroundtable.org/ourcommitment/
11    Id.
12    https://www.sec.gov/divisions/corpfin/cf-noaction/14a-8/2020/harringtonwellsfargo021220-14a8.pdf
13    8 Del. Code §365
14    https://opportunity.businessroundtable.org/ourcommitment/

JPMORGAN CHASE & CO.	100	2022 PROXY STATEMENT

SHAREHOLDER PROPOSALS
Board considered are detailed in the Report and include, but are not limited to, the following:
•Regulatory uncertainty: As a large financial institution, JPMorgan Chase is subject to review and examination by a number of regulatory agencies. In the U.S. alone, this includes, among others, the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, the Consumer Financial Protection Bureau, the Securities and Exchange Commission, and the Commodity Futures Trading Commission. Compliance with the rules and regulations of these authorities allows the Firm to continue to do business as a financial institution. The views of such authorities, as well as the Firm’s ability to comply with the applicable rules and regulations of such authorities, could impact the Firm’s ability to convert to a PBC and, following conversion, its ability to take certain actions needed to achieve its purpose as a PBC.
•Operational and market uncertainty: Due to the limited precedent for a publicly traded company converting to a PBC, it is difficult to predict the impact such a conversion would have on the Firm’s stock price, market capitalization and overall operational and financial performance. Any negative impacts may in turn make it difficult for the Firm to attract, retain, and compete for employees. The lack of precedent and uncertainty regarding decision-making for a PBC may also impede the Firm’s ability to attract experienced and qualified directors. Additionally, the Firm operates in more than 60 jurisdictions outside of the U.S. The impact of converting to a PBC in each of these jurisdictions is uncertain.
•Costly and uncertain implementation: Fees and costs, including those related to soliciting shareholder approval for the conversion (which approval is uncertain), satisfying filing requirements, potential shareholder litigation, and preparing the biennial statement to shareholders required of Delaware PBCs, may be significant.

The Board continues to believe these factors pose significant and unnecessary risks and cost to the Firm while delivering, at best, minimal benefit to its shareholders or other stakeholders. A conversion to a PBC could distract the Board and management from executing the Firm’s strategy including the many initiatives the Firm is already supporting.
Our Board already considers the interests of not only shareholders, but also employees, customers, suppliers and communities in which we work, consistent with our belief that long-term shareholder value is best achieved by putting our business to work for all our stakeholders.
We continue to demonstrate a deep commitment to our shareholders, employees, customers, clients and communities. We believe conversion to a PBC would be an unnecessary, costly process that would introduce risk and uncertainty, without providing meaningful benefits.

The Board of Directors recommends a vote AGAINST this proposal.

2022 PROXY STATEMENT	101	JPMORGAN CHASE & CO.

SHAREHOLDER PROPOSALS
Proposal 9 – Report on setting absolute contraction targets
The Sierra Club Foundation has advised us that it intends to introduce the following resolution:
RESOLVED: Shareholders request that the Board of Directors issue a report that sets absolute contraction targets for the Company's financed greenhouse gas emissions, in accordance with United Nations Environmental Program Finance Initiative (UNEP FI) recommendations to the G20 Sustainable Finance Working Group, for credible net zero commitments.
Proponents request that, in the discretion of board and management, the report address the lack of need for new fossil fuel development beyond projects already committed as of 2021, as set forth in the UNEP FI recommendations
SUPPORTING STATEMENT
Our company notes that "[c]limate change manifesting as physical or transition risks could have a material adverse impact on JPMorgan Chase's business operations, clients and customers."15
JPMorgan is a member of the Net Zero Banking Alliance (NZBA). It has committed to align with pathways consistent with a maximum temperature rise of 1.5 degrees Celsius above pre-industrial levels and to use decarbonization scenarios from "credible and well-recognized sources."16
However, JPMorgan's current decarbonization plan is not aligned with a credible net zero pathway. The UNEP FI, which convenes the NZBA, published an Input Paper to the G20 Sustainable Finance Working Group which defines credible net zero commitments of financial institutions.17 UNEP FI contrasts two decarbonization approaches: "absolute contraction," or "[r]educing the absolute amount of carbon in the portfolio," versus an "[e]conomic intensity-based" approach, or "[a]chieving a greater carbon efficiency per dollar invested." While JPMorgan publishes decarbonization targets based on carbon efficiency, UNEP FI emphasizes "it is most convincing for investors to use an absolute contraction approach (original emphasis)..."18 Targeting portfolio carbon efficiency by itself, without adopting absolute greenhouse gas emission reduction standards for its financing, allows for an increase in the Company's total fossil fuel financing. For example, focusing on only lower carbon intensity fuels, such as fracked gas, decreases overall portfolio intensity while potentially increasing its overall financed emissions.
This is a red flag for JPMorgan, the world's top financier of companies expanding fossil fuels.19 The UNEP FI recommendations also admonish: "A financial institution establishing a net-zero commitment should begin aligning with the required assumptions and implications of IPCC 1.5°C no/low overshoot pathways as soon as possible....All no/low overshoot scenarios indicate an immediate reduction in fossil fuels, signaling that investment in new fossil fuel development is not aligned with 1.5°C."20 JPMorgan has no policy to halt financing new oil and gas exploration and development.
JPMorgan's assertions of climate leadership fly in the face of its actions, creating reputational risk from greenwashing accusations. By underwriting or lending to projects which are unneeded under the UNEP FI recommendations, JPMorgan is also knowingly loading potentially stranded assets onto its clients' balance sheets, or its own, creating financial and litigation risk.21 In this regard, investors need to know that JPMorgan's emissions reduction targets, and its lending and underwriting policies, are consistent with its own net zero commitment.
Board Response to Proposal 9
The Board of Directors recommends that shareholders vote AGAINST this proposal for the following reasons:

•JPMorgan Chase is actively addressing climate change-related risks and opportunities, including by operationalizing Paris-aligned targets for financed emissions in the Oil & Gas, Electric Power and Automotive Manufacturing sectors, and pursuing a $1 trillion target for financing and facilitating climate action through 2030.
•The Firm's targets for both emission reductions and financing encompass both energy supply and demand, consistent with the challenges and opportunities of the low carbon transition.
•JPMorgan Chase uses carbon intensity targets for the Firm's Paris-aligned approach to financing activities in key sectors, based on a thoughtful consideration of strategic and practical benefits.
•We have engaged extensively with our shareholders regarding the Firm's approach to climate change-related risks and opportunities, and shareholders have been largely supportive, including with respect to our use of emission intensity.
•Management is best positioned to decide the details of the Firm's Paris-aligned initiatives, such as the optimal format of emission reduction targets, as a fundamental part of conducting our core business in the interests of our shareholders and stakeholders.

15    JPMorgan Chase 2020 Form 10-K, at 28
16    https://www.unepfi.org/wordpress/wp-content/uploads/2021/04/UNEP-FI-NZBA-Commitment-Statement.pdf
17    https://g20sfwg.org/wp-content/uploads/2021/10/2021-UNEP-FL-Recommendations-for-Credible-Net-Zero-Commitments.pdf
18    Id. At 14.
19    https://www.ran.org/wp-content/uploads/2021/03/Banking-on-Climate-Chaos-2021.pdf, at 38.
20    https://g20sfwg.org/wp-content/uploads 2021/10/2021-UNEP-FI.- Recommendations-for-Credible-Net-Zero-Commitments.pdf, at 15.
21    https://www.justice.gov/opa/pr/goldman-sachs-agrees-pay-more-5-billion-connection-its-sale-residential-mortgage-backed

JPMORGAN CHASE & CO.	102	2022 PROXY STATEMENT

SHAREHOLDER PROPOSALS
In 2021, JPMorgan Chase announced our approach to align key sectors of our financing portfolio with the goals of the Paris Agreement. Later in the year, we announced our support for the goals of the Net Zero Banking Alliance and shared our intent to begin reporting absolute emissions. We have initially developed intermediate Paris-aligned targets to reduce the carbon intensity in our Oil & Gas, Electric Power and Automotive Manufacturing portfolios by 2030. We are beginning to operationalize these targets across the Firm and have announced that we will provide details on our progress in our next climate report, which we plan to publish in fall 2022. A core principle of our strategy is to work with traditional energy clients to help develop their long-term business strategies to reduce their carbon emissions and improve their carbon disclosures. Our Center for Carbon Transition, founded in 2020, provides financing, research and advisory solutions to support clients in their transition to a low-carbon future.
Moreover, as part of a $2.5 trillion sustainable development target, we are targeting $1 trillion through 2030 to finance and facilitate climate action, and are increasingly advancing net zero solutions such as renewable energy, energy efficiency and vehicle electrification. We will share information on our progress in our ESG Report this spring.
In setting greenhouse gas emission targets for financed emissions, JPMorgan Chase management considered a broad range of possibilities and selected carbon intensity targets for important strategic and practical reasons. Carbon intensity targets enable us to meaningfully engage with clients and provide capital to transition solutions, while reflecting progress that high-emitting companies and sectors are making in transitioning to lower carbon production and products. In contrast, selecting absolute targets could create incentives to reduce or eliminate relationships which may have a disproportionate impact on reported financed emissions, while simply transferring emissions elsewhere, rather than reducing them in the real economy.
In addition, carbon intensity is less affected by year-to-year emissions volatility than absolute emissions, enabling the Firm to make easier comparisons across a portfolio of companies within a sector and between companies of different sizes.
In light of the benefits of carbon intensity targets, their use has become commonplace among companies setting voluntary goals for greenhouse gas emission reductions. The United Nations Environment Programme Finance Initiative (UNEP FI) -- in a paper cited repeatedly in the proposal -- recognized the prominence of intensity-based approaches, noting that such targets support "achieving a greater carbon efficiency per dollar invested." UNEP FI also observes that "there is not clear evidence that this [absolute contraction approach] — as a standalone approach — contributes to financing the global economic transition as well as others might."22
The Firm received feedback on its approach to addressing climate change-related risks and opportunities in extensive engagements with shareholders, which in 2021, included reaching out to more than 150 shareholders, together representing over 50% of the Firm’s outstanding common stock. The Firm’s approach, including with respect to our use of emissions intensity, was largely supported by shareholders in these engagements. We also share information about our approach to and performance on ESG topics, including climate change, on the Sustainability page of our website which includes the Firm's annual ESG Report.
As a diversified financial institution, JPMorgan Chase conducts many business activities, and it is management's responsibility to determine the optimal approach to voluntary greenhouse gas reduction targets, a complex and evolving topic. These detailed decisions are fundamental to the Firm's day-to-day operations and require complex business judgements that the Firm's management is best positioned to make, with the oversight of the Board.
The Board opposes this proposal given the Firm's existing efforts to help address climate change and the strategic decision, based on management's judgment, to use carbon intensity targets in our pursuit of net zero emissions.

The Board of Directors recommends a vote AGAINST this proposal.

22    UNEP FI, High-Level Recommendations for Credible Net-Zero Commitments from Financial Institutions, at p. 11.

2022 PROXY STATEMENT	103	JPMORGAN CHASE & CO.

INFORMATION ABOUT THE ANNUAL SHAREHOLDER MEETING
Information about the annual shareholder meeting
General
Why am I receiving these materials?
You are invited to attend JPMorgan Chase’s Annual Meeting of Shareholders and vote on the proposals described in this proxy statement because you were a JPMorgan Chase shareholder on March 18, 2022 (the “Record Date”). JPMorgan Chase is soliciting proxies for use at the annual meeting, including any postponements or adjournments.
Even if you plan on attending the annual meeting through our virtual meeting site, we encourage you to vote your shares in advance using one of the methods described in this proxy statement to ensure that your vote will be represented at the annual meeting.
When and where is our annual meeting?
We will hold our annual meeting on Tuesday, May 17, 2022, at 10:00 a.m. Eastern Time.
The annual meeting will be held in a virtual meeting format only. To participate in the virtual meeting, visit www.virtualshareholdermeeting.com/JPM2022 and enter the 16-digit control number included on your proxy card, voting instruction form or Notice you previously received.
If you have any questions about accessing the virtual meeting website for the annual meeting, please contact the Office of the Secretary by sending an email to corporate.secretary@jpmchase.com or calling (212) 270-6000 by May 13, 2022.
If you encounter any technical difficulties with the virtual meeting during the log in or meeting time, please call the technical support number that will be posted on the virtual meeting log in page.
We encourage you to vote your shares prior to the annual meeting.
What is included in our proxy materials?
Our proxy materials, which are available on our website at jpmorganchase.com/ir/annual-report, include:
•Our Notice of 2022 Annual Meeting of Shareholders;
•Our Proxy Statement; and
•Our 2021 Annual Report to Shareholders
If you received printed versions of these materials by mail (rather than through electronic delivery), the materials also included a proxy card or voting instruction form. For further information, see “Information about paper and electronic delivery of proxy materials” on pages 107-108.
Attending and voting at the annual meeting
Can I attend our annual meeting?
Shareholders as of the close of business on the Record Date and/or their authorized representatives are permitted to attend our annual meeting virtually by following the procedures in this proxy statement.
How can I ask questions pertinent to meeting matters?
Shareholders may submit questions either before the meeting, from May 2 to May 13, 2022, or during a portion of the meeting. If you wish to submit a question before the meeting, you may log into www.proxyvote.com using your 16-digit control number and follow the instructions to submit a question. Alternatively, if you wish to submit a question during the meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/JPM2022 using the 16-digit control number and follow the instructions to submit a question.
Questions pertinent to meeting matters will be answered during the meeting, subject to time limitations. Rules of Conduct including procedures for shareholder questions will be posted on the virtual meeting platform.
Who can vote at our annual meeting?
You can vote your shares of common stock at our annual meeting if you were a shareholder at the close of business on the Record Date.
At the close of business on the Record Date, there were 2,939,770,246 shares of common stock outstanding, each of which entitles the holder to one vote for each matter to be voted on at our annual meeting.

JPMORGAN CHASE & CO.	104	2022 PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL SHAREHOLDER MEETING
How do I vote?
To be valid, your vote by Internet, telephone or mail must be received by the deadline specified on the proxy card or voting instruction form, as applicable.

	If you are a shareholder of record	If you are a beneficial owner of shares held in street name
Through the virtual meeting site during the meeting	Complete and submit a ballot online during the meeting at www.virtualshareholdermeeting.com/ JPM2022.	Complete and submit a ballot online during the meeting at www.virtualshareholdermeeting.com/ JPM2022.
Online (24 hours a day) — Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date.	Go to www.proxyvote.com and follow the instructions.	Go to www.proxyvote.com and follow the instructions.
By Telephone (24 hours a day) — Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date.	1-800-690-6903	1-800-454-8683 The availability of voting by telephone may depend on the voting process of the organization that holds your shares.
By Mail	Return a properly executed and dated proxy card in the pre-paid envelope we have provided or return it to JPMorgan Chase & Co., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717	Return a properly executed and dated voting instruction form using the method(s) your bank, brokerage firm, broker-dealer or other similar organizations make available.
Can I change my vote after I have voted?
You can revoke your proxy and change your vote at any time before the closing of the polls at our annual meeting, subject to the voting deadlines that are described on the proxy card or voting instruction form, as applicable.
You can revoke your vote:
•During the virtual meeting. If you attend the annual meeting at www.virtualshareholdermeeting.com/ JPM2022, you may revoke your proxy and change your vote by voting online during the meeting. Your attendance at the annual meeting will not automatically revoke your proxy unless you properly vote at the annual meeting.
•In writing. You may request that your prior proxy be revoked by delivering a written notice of revocation prior to the annual meeting via email to corporate.secretary@jpmchase.com or to the Office of the Secretary, JPMorgan Chase & Co., 4 New York Plaza, New York, NY 10004-2413.
•Online at www.proxyvote.com. You may change your vote at www.proxyvote.com until 11:59 P.M. Eastern Time the day before the meeting date, in which case only your latest Internet proxy submitted prior to the annual meeting will be counted.
•Telephone. You may change your vote using the phone voting method described above, in which case only your latest telephone proxy submitted prior to the annual meeting will be counted.
•Mail. You may revoke your proxy and change your vote by signing and returning a new proxy card or voting instruction form dated as of a later date, in which case only your latest proxy card or voting instruction form received prior to the annual meeting will be counted.
How are shares voted?
All shares represented by valid ballots or valid proxies received prior to the taking of the vote at the annual meeting will be voted. If you do not vote at the annual meeting, the persons named as proxies on the proxy card, will vote your shares as you have instructed.
How will my shares be voted if I do not give specific voting instructions?
Shareholder of Record: If you are a shareholder of record and do not return a proxy card, or if you sign, date and return a proxy card but do not give specific voting instructions, then the persons named as proxies on the proxy card will vote your shares in the manner recommended by our Board on all matters presented in this proxy statement. In addition, the proxies may determine in their discretion how to vote your shares regarding any other matters properly presented for a vote at our annual meeting.
Although our Board does not anticipate that any of the director nominees will be unable to stand for election as a director nominee at our annual meeting, if this occurs, the persons named as proxies on the proxy card will vote your shares in favor of such other person or persons as may be recommended by our Governance Committee and designated by the Board.

2022 PROXY STATEMENT	105	JPMORGAN CHASE & CO.

INFORMATION ABOUT THE ANNUAL SHAREHOLDER MEETING
Beneficial Owner of Shares Held in Street Name: If you are a beneficial owner of shares held in street name and the organization holding your shares does not receive specific voting instructions from you, how your shares may be voted will depend on whether the proposal is considered “routine” or “non-routine”, as described below.
Participants in the 401(k) Savings Plan: The trustee of the JPMorgan Chase 401(k) Savings Plan (“Plan”) will vote the shares held in the Common Stock Fund as of the Record Date. If you have an interest in the JPMorgan Chase Common Stock Fund through the Plan, your vote will provide voting instructions to the trustee. If no voting instructions are given, the trustee will vote uninstructed shares in the same proportion as voted shares.
Which proposals are considered “routine” or “non-routine”?
The ratification of the appointment of the independent registered public accounting firm is considered to be a “routine” matter under NYSE rules. A bank, brokerage firm, broker-dealer or other similar organization may generally vote in their discretion on routine matters, if specific voting instructions are not received from a beneficial owner.
All other proposals are considered “non-routine” under NYSE rules and are therefore “non-discretionary” matters. This means your bank, brokerage firm, broker-dealer or other similar organization may not vote your shares without instructions from you. If the organization that holds your shares does not receive instructions from you on how to vote on one of these non-routine matters, it will so inform the inspector of election. This is generally referred to as a “broker non-vote.”
What is the difference between holding shares as a shareholder of record and as a beneficial owner of shares held in street name?
Shareholder of Record: If your shares of JPMorgan Chase common stock are registered directly in your name with our transfer agent, Computershare, you are considered a “shareholder of record” of those shares.
Beneficial Owner of Shares Held in Street Name: If your shares are held in an account at a bank, brokerage firm, broker-dealer or other similar organization, you are a beneficial owner of shares held in street name. In that case, you will have received these proxy materials, as well as a voting instruction form, from the organization holding your shares and, as a beneficial owner, you have the right to direct the organization as to how to vote them. Most individual shareholders are beneficial owners of shares held in street name.
What is the voting requirement to approve each of the proposals?
Quorum Requirement: Before any business can be transacted at our annual meeting, a quorum must be present. Holders of a majority of the shares entitled to vote at the annual meeting, present at the meeting or represented by proxy, will constitute a quorum. Abstentions and broker non-votes are treated as present for quorum purposes.
Requirements for each proposal: What is the voting requirement for each proposal?

Proposal	Voting options	Vote requirement	Effect of abstentions[1]	Effect of broker non-votes[2]
Corporate Governance:
– Election of Directors[3]	FOR, AGAINST or ABSTAIN (for each director nominee)	Majority of the votes cast FOR or AGAINST (for each director nominee)	No effect — not counted as a vote cast	No effect — broker non-votes are not permitted
Executive Compensation:
– Advisory Vote on Compensation[4]	FOR, AGAINST or ABSTAIN	Majority of the shares present or represented by proxy	Counts as a vote AGAINST	No effect — broker non-votes are not permitted
Audit Matters:
Ratification of Independent Auditor	FOR, AGAINST or ABSTAIN	Majority of the shares present or represented by proxy	Counts as a vote AGAINST	N/A — the organization that holds shares of beneficial owners may vote in their discretion
Shareholder Proposals:
Voting requirements for each proposal are the same	FOR, AGAINST or ABSTAIN	Majority of the shares present or represented by proxy	Counts as a vote AGAINST	No effect — broker non-votes are not permitted
1For election of directors, abstentions have no effect because the required vote is determined as follows: votes FOR divided by the sum of votes FOR plus votes AGAINST. For all other proposals (management and shareholder), abstentions are counted as a vote AGAINST the proposal because the required vote is determined as follows: votes FOR divided by the sum of votes FOR plus votes AGAINST plus votes ABSTAINING.
2For all proposals (management and shareholder) other than ratification of the independent auditor, broker non-votes have no effect because they are not considered shares entitled to vote on the proposal.
3If, in a non-contested election of directors, an incumbent nominee for director is not re-elected by a majority of votes cast, such nominee must tender their resignation, and the Board of Directors, through a process managed by the Governance Committee, will decide whether to accept the resignation at its next regular meeting. Unless the Board decides to reject the offer or to postpone the effective date, the resignation shall become effective 45 days after the date of the election.
4The result of the advisory vote on compensation is not binding on the Board, whether or not the resolution is passed under the standard described above.

JPMORGAN CHASE & CO.	106	2022 PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL SHAREHOLDER MEETING
Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. JPMorgan Chase will not disclose the proxy instructions or ballots of individual shareholders except to those recording the vote, or as may be required in accordance with appropriate legal process, or as authorized by the shareholder.
Could other matters be decided at the 2022 annual meeting?
We do not know of any matters that will be considered at the annual meeting other than those described above. If a shareholder proposal that was properly excluded from this proxy statement or is otherwise not properly presented at the meeting is nevertheless brought before the meeting, the Chair will declare such a proposal out of order, and it will be disregarded. If any other matters arise at the annual meeting that are properly presented at the meeting, the proxies will be voted at the discretion of the proxy holders.
What happens if the meeting is postponed or adjourned?
Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.
Who counts the votes cast at our annual meeting?
Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes cast at our annual meeting, and American Election Services, LLC will act as the independent inspector of election.
Where can I find the voting results of our annual meeting?
We expect to announce the preliminary voting results at our annual meeting. The final voting results will be reported on a Current Report on Form 8-K that will be filed with the SEC and be available on our website.
Who is paying the costs of this proxy solicitation?
JPMorgan Chase is paying the costs of the solicitation of proxies. JPMorgan Chase has retained MacKenzie Partners, Inc. to assist in the distribution of proxy materials and the solicitation of proxies from brokerage firms, banks, broker-dealers and other similar organizations representing beneficial owners of shares. We have agreed to pay MacKenzie Partners a fee of approximately $50,000 plus reimbursement of certain out-of-pocket expenses.
JPMorgan Chase must also pay brokerage firms, banks, broker-dealers and other similar organizations representing beneficial owners certain fees associated with:
•Forwarding the Notice of Internet Availability to beneficial owners;
•Forwarding printed proxy materials by mail to beneficial owners who specifically request them; and
•Obtaining beneficial owners’ voting instructions.
In addition to solicitations by mail, the persons who will be serving as the proxies and JPMorgan Chase’s directors, officers and employees may solicit, without additional compensation, proxies on JPMorgan Chase’s behalf in person, by phone or by electronic communication.
How do I inspect the list of shareholders of record?
A list of shareholders of record as of March 18, 2022 will be available for inspection during ordinary business hours at our offices at 383 Madison Avenue, New York, NY 10017-0001, from May 6, 2022, to May 16, 2022. Please contact the Office of the Secretary by sending an email to corporate.secretary@jpmchase.com if you wish to inspect the list prior to the annual meeting. To access the list during the annual meeting, please visit www.virtualshareholdermeeting.com/JPM2022.
Information about paper and electronic delivery of proxy materials
JPMorgan Chase uses the SEC rule commonly known as “Notice and Access” that permits companies to furnish proxy materials to our shareholders over the Internet. This process enables us to expedite delivery of materials to our shareholders and reduces the costs to us of printing and mailing paper proxy materials.
In accordance with the Notice and Access rules, on or about April 4, 2022, we sent those current shareholders of record on March 18, 2022, the Record Date for the annual meeting, a Notice. The Notice contains instructions on how to access our proxy statement and annual report online. If you received a Notice, you will not receive a printed copy of the proxy materials in the mail.
If you received a Notice, and would like to receive copies of our proxy materials in print by mail, or electronically by email, please follow the instructions in the Notice.
Shareholders who do not receive the Notice will receive either by mail a paper, or by email an electronic, copy of our proxy statement and 2021 Annual Report to Shareholders, which will be sent on or about April 4, 2022.
How can I obtain an additional proxy card?
Shareholders of record can contact the Office of the Secretary by sending an email to corporate.secretary@jpmchase.com or calling (212) 270-6000.
If you hold your shares of common stock in street name, contact your account representative at the bank, brokerage firm, broker-dealer or similar organization through which you hold your shares.

2022 PROXY STATEMENT	107	JPMORGAN CHASE & CO.

INFORMATION ABOUT THE ANNUAL SHAREHOLDER MEETING
How do I sign up for electronic delivery of proxy materials?
This proxy statement and our 2021 Annual Report to Shareholders are available on our website at: jpmorganchase.com. If you would like to help reduce the environmental impact of our annual meetings and our costs of printing and mailing future materials, you can agree to access these documents in the future over the Internet rather than receiving printed copies in the mail. For your convenience, you may find links to sign up for electronic delivery for both shareholders of record and beneficial owners who hold shares in street name at https://enroll. icsdelivery.com/jpm.
Once you sign up, you will continue to receive proxy materials electronically until you revoke this preference.
I share an address with another shareholder, and we received only one paper copy of the proxy materials. How can I obtain an additional copy of the proxy materials?
JPMorgan Chase has adopted a procedure called “householding.” Under this procedure, JPMorgan Chase may deliver a single copy of the proxy statement and annual report to multiple shareholders who share the same address, unless we have received contrary instructions from one or more of the shareholders. Each shareholder continues to receive a separate proxy card. This procedure reduces the environmental impact of our annual meetings and our printing and mailing costs.
If your household received a single set of proxy materials, but you prefer to receive a separate copy of the proxy statement and 2021 Annual Report, you may contact the Secretary via email at corporate.secretary@jpmchase.com, via mail at JPMorgan Chase & Co., Office of the Secretary, 4 New York Plaza, New York, NY 10004-2413, or by phone at 212-270-6000 and these documents will be delivered to you promptly upon receiving the request.
Alternatively, if you are receiving more than one copy of the proxy materials at a single address and would like to participate in “householding,” please contact Broadridge Financial Services at 1-866-540-7095. If you are a beneficial owner who holds shares in street name, contact your bank, brokerage firm, broker-dealer or similar organization to request information about householding.
You may change your householding preferences at any time, by contacting Broadridge Financial Services at 1-866-540-7095 or by sending a written request to Broadridge Financial Services, Inc., Householding Department, 51 Mercedes Way, Edgewood, NY 11717, or by contacting the bank, brokerage firm, broker-dealer or similar organization through which you hold your shares.
Other
How do I obtain more information about JPMorgan Chase?
The Governance Principles, Code of Conduct, Code of Ethics for Finance Professionals, Business Principles, the Political Engagement and Public Policy Statement, ESG Report, Corporate Responsibility Report, and the By-laws and charters of our principal standing committees are posted on our website at jpmorganchase.com. These documents will also be made available to any shareholder who requests them by writing to the Secretary at corporate.secretary@jpmchase.com, or JPMorgan Chase & Co., Office of the Secretary, 4 New York Plaza, New York, NY 10004-2413.
Information that the Firm is required to disclose under Disclosure & Transparency Rule 7.2 (Corporate Governance Statements) of the U.K. Financial Conduct Authority may be found in this proxy statement under the headings “Corporate Governance” and “Audit Committee report.”

JPMORGAN CHASE & CO.	108	2022 PROXY STATEMENT

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 2023 ANNUAL MEETING
Shareholder proposals and nominations for the 2023 annual meeting
How do I submit a proposal for inclusion at the 2023 Annual Meeting of Shareholders?
For a shareholder proposal to be included in the proxy materials and be distributed by us in connection with our 2023 Annual Meeting of Shareholders, the proposal must be received by the Secretary of JPMorgan Chase no later than December 5, 2022. Such proposals must comply with all requirements of Rule 14a-8 promulgated by the Securities and Exchange Commission.
How can I submit nominees for inclusion in the proxy materials for the 2023 Annual Meeting?
The Firm’s By-laws provide for a right of proxy access. This By-law enables shareholders, under specified conditions, to include their nominees for election as directors in the Firm’s proxy statement. Under By-law Section 1.10, a shareholder (or group of up to 20 shareholders) who has continuously owned at least 3% of the Firm’s outstanding shares for at least three consecutive years may nominate up to 20% of the Board (but in any event at least two directors) and have such nominee(s) included in the Firm’s proxy statement, if the shareholder(s) and the nominee(s) satisfy the applicable requirements set forth in the Firm’s By-laws.
If a shareholder is seeking to have one or more nominees included in the Firm’s 2023 proxy statement, the notice required by the Firm’s By-laws must be received by the Secretary of JPMorgan Chase not later than December 5, 2022, and not earlier than November 5, 2022.
How can I submit proposals (including nominations for election of director) at our 2023 Annual Meeting of Shareholders, that are not to be included in the proxy materials?
Our By-laws govern the submission of nominations for director or other business proposals that a shareholder wishes to have considered at a meeting of shareholders, but that are not included in JPMorgan Chase’s proxy statement for that meeting.
Under our By-laws, nominations for director or other business proposals to be addressed at our next annual meeting may be made by a shareholder who is entitled to vote and complies with other applicable requirements set forth in the Firm's By-laws. The notice must contain the information required by the Firm's By-laws and must be received by the Secretary of JPMorgan Chase not later than the close of business on February 16, 2023, and not earlier than January 17, 2023.
These advance notice provisions are in addition to, and separate from, the requirements that a shareholder must meet in order to have a nominee or proposal included in the proxy statement.
A proxy granted by a shareholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the advance-notice By-law provisions described above, subject to applicable rules of the SEC.
How can I obtain a copy of JPMorgan Chase’s By-laws?
Copies of our By-laws are available on our website at: jpmorganchase.com/about/governance or may be obtained from the Secretary.
Where should a shareholder send his or her proposals?
Shareholder proposals (including nominees for director pursuant to the Firm’s proxy access By-laws) should be emailed to the Office of the Secretary at corporate.secretary@jpmchase.com; a copy may be mailed to the Secretary at JPMorgan Chase & Co., Office of the Secretary, 4 New York Plaza, New York, NY 10004-2413.
John H. Tribolati
Secretary

2022 PROXY STATEMENT	109	JPMORGAN CHASE & CO.

NOTES ON NON-GAAP FINANCIAL MEASURES
Notes on non-GAAP financial measures
1.TCE, ROTCE and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity. The following tables provide reconciliations and calculations of these measures for the periods presented.
Non-GAAP reconciliations

	Average
	December 31,
(in millions, except ratio data)	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Common stockholders’ equity	$184,352	$196,409	$207,400	$215,690	$224,631	$230,350	$229,222	$232,907	$236,865	$250,968
Less: Goodwill	48,176	48,102	48,029	47,445	47,310	47,317	47,491	47,620	47,820	49,584
Less: Other intangible assets	2,833	1,950	1,378	1,092	922	832	807	789	781	876
Add: Certain deferred tax liabilities(a)	2,754	2,885	2,950	2,964	3,212	3,116	2,231	2,328	2,399	2,474
Tangible common equity	$136,097	$149,242	$160,943	$170,117	$179,611	$185,317	$183,155	$186,826	$190,663	$202,982
Net income applicable to common equity	$20,606	$17,081	$20,620	$22,927	$23,086	$22,778	$30,923	$34,844	$27,548	$46,734
Return on common equity(b)	11%	9%	10%	11%	10%	10%	13%	15%	12%	19%
Return on tangible common equity(c)	15	11	13	13	13	12	17	19	14	23

	Period-end
	December 31,
(in millions, except ratio data)	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Common stockholders’ equity	$194,727	$199,699	$211,664	$221,505	$228,122	$229,625	$230,447	$234,337	$249,291	$259,289
Less: Goodwill	48,175	48,081	47,647	47,325	47,288	47,507	47,471	47,823	49,248	50,315
Less: Other intangible assets	2,235	1,618	1,192	1,015	862	855	748	819	904	882
Add: Certain deferred tax liabilities(a)	2,803	2,953	2,853	3,148	3,230	2,204	2,280	2,381	2,453	2,499
Tangible common equity	$147,120	$152,953	$165,678	$176,313	$183,202	$183,467	$184,508	$188,076	$201,592	$210,591
Common shares	3,804.0	3,756.1	3,714.8	3,663.5	3,561.2	3,425.3	3,275.8	3,084.0	3,049.4	2,944.1
Book value per share(d)	$51.19	$53.17	$56.98	$60.46	$64.06	$67.04	$70.35	$75.98	$81.75	$88.07
Tangible book value per share(e)	38.68	40.72	44.60	48.13	51.44	53.56	56.33	60.98	66.11	71.53
(a)Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in nontaxable transactions, which are netted against goodwill and other intangibles when calculating TCE.
(b)Represents net income applicable to common equity / average common stockholders’ equity.
(c)Represents net income applicable to common equity / average TCE.
(d)Represents common stockholders’ equity at period-end / common shares at period-end.
(e)Represents TCE at period-end / common shares at period-end.
2.On December 22, 2017, the TCJA was signed into law. The Firm’s results for the year ended December 31, 2017, included a $2.4 billion decrease to net income, as a result of the enactment of the TCJA, as well as a legal benefit of $406 million (after-tax) related to a settlement with the FDIC receivership for Washington Mutual and with Deutsche Bank as trustee to certain Washington Mutual trusts. Adjusted net income, adjusted ROTCE and adjusted earnings per share, which exclude the impact of these significant items, are each non-GAAP financial measures. Management believes these measures help investors understand the effect of these items on reported results.

JPMORGAN CHASE & CO.	110	2022 PROXY STATEMENT

NOTES ON NON-GAAP FINANCIAL MEASURES
Additional notes
1.The Firm reviews the results of the lines of business on a “managed” basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the reportable business segments) on a fully taxable-equivalent basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.
2.The Basel III common equity Tier 1 (“CET1”) ratio is used by management, bank regulators, investors and analysts to assess and monitor the Firm’s capital position. Refer to Capital Risk Management on pages 86–96 of the 2021 Form 10-K for additional information on this measure.
3.Represents total JPMorgan Chase revenue from investment banking products sold to Commercial Banking Clients. Please refer to page 61 of the Firm’s 2021 Form 10-K for a discussion of revenue sharing agreements that are reflected within business segment results.
4.Represents product revenue excluding deposit net interest income.

2022 PROXY STATEMENT	111	JPMORGAN CHASE & CO.

Glossary of selected terms and acronyms
2021 Form 10-K: JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2021
ABL: Advancing Black Leaders
ABP: Advancing Black Pathways
AHL: Advancing Hispanic & Latinos
API: Office of Asian & Pacific Islander Affairs
AsPIRE: Asians & Pacific Islanders Reaching for Excellence
AUM: Assets under management
AWM: Asset & Wealth Management
Bank: JPMorgan Chase Bank, National Association
BlackRock: BlackRock, Inc. and affiliated entities
BOLD: Black Organization for Leadership Development
BRG: Business resource group
Business Principles: How We Do Business Principles
BVPS: Book value per share
CAP: Chase Advisory Panel
CB: Commercial Banking
CCAR: Comprehensive Capital Analysis and Review
CCB: Consumer & Community Banking
CCT: Center for Carbon Transition
CD&A: Compensation discussion and analysis
CEO: Chief Executive Officer
CET1: Common equity Tier 1
CFO: Chief Financial Officer
CFTC: Commodity Futures Trading Commission
CIB: Corporate & Investment Bank
CMDC: Compensation & Management Development Committee
COO: Chief Operating Officer
DEI: Diversity, equity and inclusion
Designated Employees: Tier 1 Employees, Identified Staff, or other employees who are material risk-takers identified under other similar standards
EPS: Earnings per share
ESG: Environmental, social and governance
E.U.: European Union
FDIC: Federal Deposit Insurance Corporation
Federal Reserve: Board of Governors of the Federal Reserve System
Firm: JPMorgan Chase & Co.
GFANZ: Glasgow Financial Alliance for Net Zero
Governance Committee: Corporate Governance & Nominating Committee
Governance Principles: Corporate Governance Principles
HR: Human Resources
IB: Investment Banking
Identified Staff: Employees who are material risk-takers identified under U.K. and/or European Union standards
IHC: JPMorgan Chase Holdings LLC, an intermediate holding company
JPMorgan Chase: JPMorgan Chase & Co.
JPM DFI: J.P. Morgan Development Finance Institution
LGBT+: Lesbian, Gay, Bisexual, Transgender plus
LOB: Line of business
MVA: Office of Military and Veterans Affairs
NEO: Named Executive Officer
Notice: Notice of Internet Availability of Proxy Material
NYSE: New York Stock Exchange
NZBA: Net Zero Banking Alliance
OC: Operating Committee
ODI: Office of Disability Inclusion
PAC: Political Action Committee
PCAOB: Public Company Accounting Oversight Board
PPP: Paycheck Protection Program
PRC: Public Responsibility Committee
PSU: Performance share unit
PwC: PricewaterhouseCoopers LLP
ROE: Return on common equity
ROTCE: Return on tangible common equity
RSU: Restricted stock unit
SAR: Stock appreciation rights
SBA: Small Business Administration
SCT: Summary compensation table
SDG: United Nations Sustainable Development Goals
SEC: United States Securities and Exchange Commission
TBVPS: Tangible book value per share
T4SG: Tech for Social Good

JPMORGAN CHASE & CO.	112	2022 PROXY STATEMENT

TCE: Tangible common equity
TCFD: Task Force on Climate-related Financial Disclosures
TCJA: Tax Cuts and Jobs Act
Tier 1 Employees: Employees who are material risk-takers identified under Federal Reserve standards
TSR: Total shareholder return
U.K.: United Kingdom
U.S.: United States of America
U.S. GAAP: Accounting principles generally accepted in the U.S.
Vanguard: The Vanguard Group and affiliated entities
VETS: Voices for Employees that Served
WOTM: Women on the Move

2022 PROXY STATEMENT	113	JPMORGAN CHASE & CO.

© 2022 JPMorgan Chase & Co. All rights reserved. Printed in U.S.A. on paper that contains recycled fiber with soy ink.

COMPUTERSHARE P.O. Box 505000 Louisville, KY 40233
VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR code above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.
During the Meeting - Go to www.virtualshareholdermeeting.com/JPM2022
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to JPMorgan Chase & Co., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	Your voting instructions are confidential.
E19087-P87837 KEEP THIS PORTION FOR YOUR RECORDS
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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

JPMORGAN CHASE & CO.
The Board of Directors recommends you vote FOR the following proposals:							The Board of Directors recommends you vote AGAINST the following shareholder proposals:
1.	Election of Directors		For	Against	Abstain				For	Against	Abstain
	1a. Linda B. Bammann		☐	☐	☐	4.	Fossil fuel financing		☐	☐	☐
	1b. Stephen B. Burke		☐	☐	☐	5.	Special shareholder meeting improvement		☐	☐	☐
	1c. Todd A. Combs		☐	☐	☐	6.	Independent board chairman		☐	☐	☐
	1d. James S. Crown		☐	☐	☐	7.	Board diversity resolution		☐	☐	☐
	1e. James Dimon		☐	☐	☐	8.	Conversion to public benefit corporation		☐	☐	☐
	1f. Timothy P. Flynn		☐	☐	☐	9.	Report on setting absolute contraction targets		☐	☐	☐
	1g. Mellody Hobson		☐	☐	☐
	1h. Michael A. Neal		☐	☐	☐
	1i. Phebe N. Novakovic		☐	☐	☐
	1j. Virginia M. Rometty		☐	☐	☐
2.	Advisory resolution to approve executive compensation		☐	☐	☐
3.	Ratification of independent registered public accounting		☐	☐	☐
	firm

									Yes	No

						Please indicate if you plan to attend this meeting.			☐	☐

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)		Date

JPMorgan Chase & Co.
2022 Annual Meeting of Shareholders
Tuesday, May 17, 2022 10:00 a.m. Eastern Time
www.virtualshareholdermeeting.com/JPM2022

If you plan to attend the meeting at www.virtualshareholdermeeting.com/JPM2022, you will be required to enter the control number found on your proxy card, voting instruction form or Notice you previously received. The Annual Meeting will be held in a virtual meeting format only. For more information see “Information about the annual shareholder meeting” in the proxy statement.
Important Notice Regarding the Availability of Proxy Materials for the 2022 Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at https://www.jpmorganchase.com/ir/annual-report
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E19088-P87837

JPMORGAN CHASE & CO.

    This proxy is solicited from you by the Board of Directors for use at the Annual Meeting of Shareholders of JPMorgan Chase & Co. on May 17, 2022.

    You, the undersigned shareholder, appoint each of John Tribolati and Jeremy Barnum, your attorney-in-fact and proxy, with full power of substitution, to vote on your behalf shares of JPMorgan Chase common stock that you would be entitled to vote at the 2022 Annual Meeting, and any adjournment of the meeting, with all powers that you would have if you were personally present at the meeting. The shares represented by this proxy will be voted as instructed by you on the reverse side of this card with respect to the proposals set forth in the proxy statement, and in the discretion of the proxies on all other matters which may properly come before the 2022 Annual Meeting and any adjournment thereof. If the card is signed but no instructions are given, shares will be voted in accordance with the recommendations of the Board of Directors.

    Participants in the 401(k) Savings Plan: If you have an interest in JPMorgan Chase common stock through an investment in the JPMorgan Chase Common Stock Fund within the 401(k) Savings Plan, your vote will provide voting instructions to the trustee of the plan to vote the proportionate interest as of the record date. If no instructions are given, the trustee will vote unvoted shares in the same proportion as voted shares.

    Voting Methods: If you wish to vote by mail, please sign your name exactly as it appears on this proxy and mark, date and return it in the enclosed envelope. If you wish to vote by Internet or telephone, please follow the instructions on the reverse side.

Continued and to be signed on reverse side